UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Aggressive Growth Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fund A
VIP Aggressive Growth - Initial Class	17.52%	14.70%	2.66%
VIP Aggressive Growth - Service Class B	17.51%	14.62%	2.66%
VIP Aggressive Growth - Service Class 2 C	17.32%	14.42%	2.38%
VIP Aggressive Growth - Investor Class D	17.40%	14.61%	2.60%

A From December 27, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of VIP Aggressive Growth Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the past year, the fund beat the 11.43% return of the Russell Midcap® Growth Index by a considerable margin. (For specific portfolio performance results, please refer to the performance section of this report.) Favorable stock picking in the financials sector alone added almost six percentage points to the fund's performance versus the index. The other notable positive influence was a sizable underweighting in the consumer discretionary sector. Additionally, the fund's foreign holdings were bolstered by currency fluctuations. Two India-based stocks, IndiaBulls Real Estate and brokerage IndiaBulls Financial Services, made significant contributions to performance. The former was recently spun off from the latter, and both posted strong gains against the backdrop of a vibrant Indian economy and stock market. Japan's Nintendo, a video game maker that I sold to lock in profits, was another strong contributor, along with network equipment maker Juniper Networks, German stock exchange Deutsche Boerse and NuVasive, a maker of minimally invasive products for the surgical treatment of spine disorders. Conversely, my choices in health care dampened the fund's performance, as did a large overweighting in the information technology sector, which lagged the index. Chip maker Advanced Micro Devices - which the fund no longer held at period end - was a major detractor. The stock was hampered by a missed product cycle, which pressured earnings. Another semiconductor manufacturer, Marvell Technology Group, also undermined our results, as did medical device maker Cyberonics and information technology services provider SAVVIS. In the energy sector, not owning strong-performing index component National Oilwell Varco was costly. A number of stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,036.00	$ 4.62
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class
Actual	$ 1,000.00	$ 1,036.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2
Actual	$ 1,000.00	$ 1,034.20	$ 5.90
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class
Actual	$ 1,000.00	$ 1,035.50	$ 5.39**
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.90%
Service Class	1.00%
Service Class 2	1.15%
Investor Class	1.05%**

** If changes to transfer agent contracts and voluntary expense limitations, effective February 1, 2008 had been in effect during the entire period, the annualized expense ratio would have been .98% and the expenses paid in the actual and hypothetical examples above would have been $5.03 and $4.99, respectively.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
St. Jude Medical, Inc.	7.5	6.4
Indiabulls Real Estate Ltd.	4.0	1.5
Juniper Networks, Inc.	3.8	3.4
NuVasive, Inc.	3.7	2.3
ArthroCare Corp.	2.6	0.9
Alnylam Pharmaceuticals, Inc.	2.6	1.1
Omniture, Inc.	2.2	0.8
ValueClick, Inc.	2.1	1.4
Time Warner Telecom, Inc. Class A (sub. vtg.)	2.1	1.6
AMAG Pharmaceuticals, Inc.	2.0	0.0
	32.6
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	33.3	27.3
Information Technology	21.6	34.3
Financials	15.8	10.9
Energy	13.1	6.4
Industrials	8.0	12.8
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 98.5%		Stocks 97.7%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	18.0%	** Foreign investments	18.0%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
ENERGY - 13.1%
Energy Equipment & Services - 1.1%
FMC Technologies, Inc. (a)	7,800	$ 442,260
Oil, Gas & Consumable Fuels - 12.0%
CONSOL Energy, Inc.	7,267	519,736
Denbury Resources, Inc. (a)	16,200	481,950
Gulfport Energy Corp. (a)	24,196	441,819
Hess Corp.	4,665	470,512
OPTI Canada, Inc. (a)	24,300	405,999
Peabody Energy Corp.	7,500	462,300
Quicksilver Resources, Inc. (a)	8,700	518,433
Range Resources Corp.	11,850	608,616
Suncor Energy, Inc.	3,900	423,581
Williams Companies, Inc.	17,145	613,448
		4,946,394
TOTAL ENERGY		5,388,654
FINANCIALS - 15.8%
Capital Markets - 1.6%
T. Rowe Price Group, Inc.	11,077	674,368
Diversified Financial Services - 9.6%
Bolsa de Mercadorias & Futuros - BM&F SA	17,000	236,376
Bovespa Holding SA	11,000	206,034
Deutsche Boerse AG	4,048	801,964
Indiabulls Financial Services Ltd.	19,991	496,921
IntercontinentalExchange, Inc. (a)	2,200	423,500
JSE Ltd.	40,397	512,256
MarketAxess Holdings, Inc. (a)	18,708	240,024
MSCI, Inc. Class A	13,919	534,490
NYMEX Holdings, Inc.	3,500	467,635
		3,919,200
Real Estate Management & Development - 4.6%
Dev Property Development PLC	157,700	252,228
Indiabulls Real Estate Ltd. (a)	86,394	1,630,535
		1,882,763
TOTAL FINANCIALS		6,476,331
HEALTH CARE - 33.3%
Biotechnology - 7.6%
Alnylam Pharmaceuticals, Inc. (a)	35,908	1,044,205
Amylin Pharmaceuticals, Inc. (a)	20,966	775,742
CytRx Corp. (a)	76,854	218,266
Isis Pharmaceuticals, Inc. (a)	26,171	412,193
Omrix Biopharmaceuticals, Inc. (a)	7,556	262,495
ONYX Pharmaceuticals, Inc. (a)	7,427	413,090
		3,125,991

	Shares	Value
Health Care Equipment & Supplies - 17.0%
ArthroCare Corp. (a)	22,000	$ 1,057,100
Conceptus, Inc. (a)	10,263	197,460
Cyberonics, Inc. (a)	30,728	404,380
NeuroMetrix, Inc. (a)	14,760	135,792
Northstar Neuroscience, Inc. (a)	29,588	275,168
NuVasive, Inc. (a)	38,381	1,516,817
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	4,000	9,234
St. Jude Medical, Inc. (a)	75,284	3,059,543
TranS1, Inc.	18,454	303,937
		6,959,431
Health Care Technology - 3.7%
Allscripts Healthcare Solutions, Inc. (a)	26,936	523,097
Cerner Corp. (a)	12,675	714,870
MedAssets, Inc.	11,929	285,580
		1,523,547
Life Sciences Tools & Services - 3.4%
AMAG Pharmaceuticals, Inc.	13,680	822,578
QIAGEN NV (a)	26,300	553,615
		1,376,193
Pharmaceuticals - 1.6%
Allergan, Inc.	10,100	648,824
TOTAL HEALTH CARE		13,633,986
INDUSTRIALS - 8.0%
Commercial Services & Supplies - 2.0%
CoStar Group, Inc. (a)	3,327	157,201
EnergySolutions, Inc.	8,200	221,318
IHS, Inc. Class A (a)	7,527	455,835
		834,354
Construction & Engineering - 2.1%
Quanta Services, Inc. (a)	15,667	411,102
URS Corp. (a)	8,400	456,372
		867,474
Electrical Equipment - 2.2%
Nexans SA	3,300	411,770
Prysmian SpA	19,800	488,055
		899,825
Machinery - 1.1%
Bucyrus International, Inc. Class A	4,400	437,316
Marine - 0.6%
Ultrapetrol (Bahamas) Ltd. (a)	13,391	227,781
TOTAL INDUSTRIALS		3,266,750
INFORMATION TECHNOLOGY - 21.6%
Communications Equipment - 7.5%
Aruba Networks, Inc.	47,390	706,585
F5 Networks, Inc. (a)	3,518	100,333
Infinera Corp.	8,200	121,688
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	47,388	$ 1,573,282
Starent Networks Corp.	32,212	587,869
		3,089,757
Electronic Equipment & Instruments - 1.8%
Comverge, Inc.	12,201	384,209
Itron, Inc. (a)	3,600	345,492
		729,701
Internet Software & Services - 7.3%
Bankrate, Inc. (a)	6,265	301,284
Omniture, Inc. (a)	26,966	897,698
SAVVIS, Inc. (a)	17,265	481,866
ValueClick, Inc. (a)	39,800	871,620
WebMD Health Corp. Class A (a)	10,609	435,712
		2,988,180
Semiconductors & Semiconductor Equipment - 3.4%
Broadcom Corp. Class A (a)	16,000	418,240
Cavium Networks, Inc.	6,800	156,536
Hittite Microwave Corp. (a)	11,787	562,947
Marvell Technology Group Ltd. (a)	16,734	233,941
		1,371,664
Software - 1.6%
Concur Technologies, Inc. (a)	7,800	282,438
VMware, Inc. Class A	4,594	390,444
		672,882
TOTAL INFORMATION TECHNOLOGY		8,852,184
MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp.	15,207	627,289
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	42,286	857,983
UTILITIES - 3.1%
Electric Utilities - 2.8%
Enernoc, Inc.	6,450	316,695
Public Power Corp. of Greece	7,740	406,647
Reliant Energy, Inc. (a)	15,600	409,344
		1,132,686

	Shares	Value
Independent Power Producers & Energy Traders - 0.3%
Ocean Power Technologies, Inc. (a)	9,070	$ 147,206
TOTAL UTILITIES		1,279,892
TOTAL COMMON STOCKS (Cost $38,045,128)		40,383,069
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 4.58% (b) (Cost $408,510)	408,510	408,510
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 1.41%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Treasury Obligations) # (Cost $27,000)	$ 27,002	27,000
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $38,480,638)	40,818,579
NET OTHER ASSETS - 0.4%	178,120
NET ASSETS - 100%	$ 40,996,699
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$27,000 due 1/02/08 at 1.41%
ABN AMRO Bank N.V., New York Branch	$ 11,793
Lehman Brothers, Inc.	7,340
Merrill Lynch Government Securities, Inc.	7,867
$ 27,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,441
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.0%
India	5.2%
Canada	2.0%
Germany	2.0%
Netherlands	1.4%
South Africa	1.3%
Italy	1.2%
Brazil	1.1%
France	1.0%
Greece	1.0%
Others (individually less than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $27,000) - See accompanying schedule: Unaffiliated issuers (cost $38,072,128)	$ 40,410,069
Fidelity Central Funds (cost $408,510)	408,510
Total Investments (cost $38,480,638)		$ 40,818,579
Cash		181
Receivable for investments sold		524,586
Receivable for fund shares sold		77,437
Dividends receivable		5,156
Distributions receivable from Fidelity Central Funds		2,303
Prepaid expenses		133
Receivable from investment adviser for expense reductions		11,574
Other receivables		1,900
Total assets		41,441,849

Liabilities
Payable for investments purchased	$ 270,252
Payable for fund shares redeemed	23,029
Accrued management fee	20,474
Distribution fees payable	2,927
Other affiliated payables	4,490
Other payables and accrued expenses	123,978
Total liabilities		445,150

Net Assets		$ 40,996,699
Net Assets consist of:
Paid in capital		$ 38,981,816
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(241,839)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,256,722
Net Assets		$ 40,996,699

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($16,004,926 ÷ 1,585,940 shares)	$ 10.09

Service Class: Net Asset Value, offering price and redemption price per share ($1,297,093 ÷ 128,352 shares)	$ 10.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($13,621,677 ÷ 1,372,927 shares)	$ 9.92

Investor Class: Net Asset Value, offering price and redemption price per share ($10,073,003 ÷ 1,002,241 shares)	$ 10.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 95,744
Interest		68
Income from Fidelity Central Funds		30,441
Total income		126,253

Expenses
Management fee	$ 180,642
Transfer agent fees	34,886
Distribution fees	32,508
Accounting fees and expenses	11,554
Custodian fees and expenses	36,420
Independent trustees' compensation	99
Audit	53,411
Legal	158
Miscellaneous	5,224
Total expenses before reductions	354,902
Expense reductions	(48,147)	306,755
Net investment income (loss)		(180,502)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $17,202)	3,735,171
Foreign currency transactions	(13,733)
Total net realized gain (loss)		3,721,438
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $69,603)	137,901
Assets and liabilities in foreign currencies	4,056
Total change in net unrealized appreciation (depreciation)		141,957
Net gain (loss)		3,863,395
Net increase (decrease) in net assets resulting from operations		$ 3,682,893

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (180,502)	$ (66,984)
Net realized gain (loss)	3,721,438	994,112
Change in net unrealized appreciation (depreciation)	141,957	613,608
Net increase (decrease) in net assets resulting from operations	3,682,893	1,540,736
Distributions to shareholders from net realized gain	(3,597,488)	(1,077,928)
Share transactions - net increase (decrease)	18,902,892	2,626,357
Total increase (decrease) in net assets	18,988,297	3,089,165

Net Assets
Beginning of period	22,008,402	18,919,237
End of period	$ 40,996,699	$ 22,008,402

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 9.15	$ 8.71	$ 7.90	$ 6.05
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02) F	(.02) G	(.04)	(.04)
Net realized and unrealized gain (loss)	1.70	.80	.73	.85	1.89
Total from investment operations	1.65	.78	.71	.81	1.85
Distributions from net realized gain	(1.00)	(.49)	(.27)	-	-
Net asset value, end of period	$ 10.09	$ 9.44	$ 9.15	$ 8.71	$ 7.90
Total Return A, B	17.52%	8.53%	8.11%	10.25%	30.58%
Ratios to Average Net Assets D, H
Expenses before reductions	1.07%	1.21%	1.28%	1.64%	2.87%
Expenses net of fee waivers, if any	.90%	.90%	.90%	1.00%	1.26%
Expenses net of all reductions	.89%	.89%	.82%	.96%	1.20%
Net investment income (loss)	(.46)%	(.18)% F	(.21)% G	(.53)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,005	$ 6,434	$ 6,168	$ 1,031	$ 907
Portfolio turnover rate E	190%	200%	242%	91%	150%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.45	$ 9.16	$ 8.73	$ 7.92	$ 6.07
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03) F	(.03) G	(.05)	(.05)
Net realized and unrealized gain (loss)	1.71	.80	.73	.86	1.90
Total from investment operations	1.65	.77	.70	.81	1.85
Distributions from net realized gain	(.99)	(.48)	(.27)	-	-
Net asset value, end of period	$ 10.11	$ 9.45	$ 9.16	$ 8.73	$ 7.92
Total Return A, B	17.51%	8.42%	7.98%	10.23%	30.48%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.27%	1.44%	1.74%	2.94%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.10%	1.36%
Expenses net of all reductions	.99%	.99%	.93%	1.07%	1.30%
Net investment income (loss)	(.56)%	(.28)% F	(.32)% G	(.63)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,297	$ 1,106	$ 1,135	$ 1,059	$ 1,026
Portfolio turnover rate E	190%	200%	242%	91%	150%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.29	$ 9.01	$ 8.61	$ 7.83	$ 6.01
Income from Investment Operations
Net investment income (loss) C	(.07)	(.04) F	(.04) G	(.06)	(.06)
Net realized and unrealized gain (loss)	1.67	.79	.71	.84	1.88
Total from investment operations	1.60	.75	.67	.78	1.82
Distributions from net realized gain	(.97)	(.47)	(.27)	-	-
Net asset value, end of period	$ 9.92	$ 9.29	$ 9.01	$ 8.61	$ 7.83
Total Return A, B	17.32%	8.29%	7.74%	9.96%	30.28%
Ratios to Average Net Assets D, H
Expenses before reductions	1.30%	1.44%	1.60%	1.92%	3.14%
Expenses net of fee waivers, if any	1.15%	1.15%	1.16%	1.25%	1.51%
Expenses net of all reductions	1.14%	1.14%	1.08%	1.21%	1.45%
Net investment income (loss)	(.72)%	(.43)% F	(.47)% G	(.78)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,622	$ 10,692	$ 10,222	$ 9,113	$ 6,873
Portfolio turnover rate E	190%	200%	242%	91%	150%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 J
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 9.13	$ 8.95
Income from Investment Operations
Net investment income (loss) E	(.07)	(.03) H	(.01) I
Net realized and unrealized gain (loss)	1.70	.80	.46
Total from investment operations	1.63	.77	.45
Distributions from net realized gain	(.99)	(.49)	(.27)
Net asset value, end of period	$ 10.05	$ 9.41	$ 9.13
Total Return B, C, D	17.40%	8.44%	4.99%
Ratios to Average Net Assets F, K
Expenses before reductions	1.17%	1.35%	1.25% A
Expenses net of fee waivers, if any	1.05%	1.05%	1.05% A
Expenses net of all reductions	1.04%	1.04%	.97% A
Net investment income (loss)	(.61)%	(.33)% H	(.36)% A, I
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,073	$ 3,776	$ 1,395
Portfolio turnover rate G	190%	200%	242%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

J For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Aggressive Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,282,251
Unrealized depreciation	(3,186,276)
Net unrealized appreciation (depreciation)	2,095,975
Undistributed ordinary income	40,594

Cost for federal income tax purposes	$ 38,722,604

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 1,538,544	$ 359,797
Long-term Capital Gains	2,058,944	718,131
Total	3,597,488	$ 1,077,928

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $71,421,139 and $56,249,100, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged 26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,228
Service Class 2	31,280
$ 32,508

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 9,973
Service Class	880
Service Class 2	10,184
Investor Class	13,849
$ 34,886

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,553 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $51 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Initial Class	.90%	$ 16,325
Service Class	1.00%	1,767
Service Class 2	1.15%	19,015
Investor Class	1.05%	8,176
		$ 45,283

Effective February 1, 2008, the expense limitation changed to .98% for Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,859 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2007	2006
From net realized gain
Initial Class	$ 1,389,227	$ 324,665
Service Class	115,897	54,317
Service Class 2	1,223,056	514,729
Investor Class	869,308	184,217
Total	$ 3,597,488	$ 1,077,928

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2007	2006	2007	2006
Initial Class
Shares sold	1,281,450	619,484	$ 14,038,655	$ 5,811,098
Reinvestment of distributions	137,458	34,261	1,389,227	324,665
Shares redeemed	(514,797)	(646,215)	(5,429,469)	(5,953,927)
Net increase (decrease)	904,111	7,530	$ 9,998,413	$ 181,836
Service Class
Shares sold	5,698	1,572	$ 62,630	$ 13,506
Reinvestment of distributions	11,475	5,726	115,897	54,317
Shares redeemed	(5,839)	(14,220)	(61,644)	(132,580)
Net increase (decrease)	11,334	(6,922)	$ 116,883	$ (64,757)
Service Class 2
Shares sold	229,593	170,381	$ 2,406,736	$ 1,549,792
Reinvestment of distributions	123,255	55,133	1,223,056	514,729
Shares redeemed	(130,696)	(208,785)	(1,344,757)	(1,917,166)
Net increase (decrease)	222,152	16,729	$ 2,285,035	$ 147,355
Investor Class
Shares sold	891,974	447,871	$ 9,653,268	$ 4,215,413
Reinvestment of distributions	86,351	19,497	869,308	184,217
Shares redeemed	(377,502)	(218,649)	(4,020,015)	(2,037,707)
Net increase (decrease)	600,823	248,719	$ 6,502,561	$ 2,361,923

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Aggressive Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Aggressive Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Aggressive Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Aggressive Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Aggressive Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of VIP Aggressive Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Aggressive Growth. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Aggressive Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Aggressive Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Aggressive Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Aggressive Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Aggressive Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Aggressive Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/15/08	02/15/08	$0.015
Service Class	02/15/08	02/15/08	$0.015
Service Class 2	02/15/08	02/15/08	$0.015
Investor Class	02/15/08	02/15/08	$0.015

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $1,964,651, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1% and 3%; Service Class designates 1% and 3%; Service Class 2 designates 1% and 3%; and Investor Class designates 1% and 3% of the dividends distributed in February and December 2007, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Aggressive Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Aggressive Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Aggressive Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2006, and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2006. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0208
1.751800.107

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Balanced - Initial Class	8.98%	9.85%	5.40%
VIP Balanced - Service Class A	8.90%	9.73%	5.26%
VIP Balanced - Service Class 2 B	8.72%	9.57%	5.14%
VIP Balanced - Investor ClassC	8.89%	9.78%	5.36%

A Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lawrence Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the past year, the fund solidly beat the 6.22% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) The equity subportfolio more than doubled the return of the S&P 500, which accounts for 60% of the Composite benchmark. Versus the S&P 500, stock selection in energy, materials and industrials was especially helpful, along with an overweighting in energy. The top individual contributor was National Oilwell Varco, a supplier of equipment and components used in oil and gas drilling and production operations. The boom in offshore exploration and production benefited this stock. Also helping were refiner Valero Energy, fertilizer maker Mosaic and Japan-based video game maker Nintendo. Nintendo and Mosaic were out-of-benchmark holdings. Conversely, the two equity sectors that detracted from performance were information technology and consumer staples, where stock selection hurt. Most of the fund's largest detractors were index components we didn't own or underweighted, such as Apple. This maker of computers and consumer electronics devices sported what I thought was a rich valuation but continued to rise during the period. Not owning Exxon Mobil, a large integrated energy company, also worked against us. Our small stake in Force Protection, a manufacturer of specialty armored vehicles for military use, hurt as well. On the fixed-income side, our investment-grade holdings finished well behind the Lehman Brothers U.S. Aggregate Index, which makes up the other 40% of the Composite index, as asset-backed securities backed by subprime mortgages suffered steep losses. These securities were held primarily in the Fidelity® Ultra-Short Central Fund, which was a sizable component of the VIP Investment Grade Central Fund, a fund I manage and where all of the investment-grade subportfolio's assets were invested. On the other hand, our out-of-benchmark exposure to Treasury Inflation-Protected Securities within VIP Investment Grade Central modestly aided performance. Elsewhere in fixed income, a small out-of-benchmark position in high-yield bonds slightly detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,006.90	$ 2.83
HypotheticalA	$ 1,000.00	$ 1,022.38	$ 2.85
Service Class
Actual	$ 1,000.00	$ 1,005.90	$ 3.39
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class 2
Actual	$ 1,000.00	$ 1,005.40	$ 4.14
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18
Investor Class
Actual	$ 1,000.00	$ 1,006.20	$ 3.44
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Initial Class	.56%
Service Class	.67%
Service Class 2.82%
Investor Class	.68%

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
Top Five Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	3.0	2.4
Valero Energy Corp.	1.4	1.3
AT&T, Inc.	1.4	1.6
JPMorgan Chase & Co.	1.0	0.9
Bank of America Corp.	0.9	1.0
	7.7
Top Five Bond Issuers as of December 31, 2007
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.7	7.9
U.S. Treasury Obligations	7.1	8.1
Freddie Mac	2.6	2.3
Morgan Stanley Capital I Trust	0.5	0.4
Government National Mortgage Association	0.5	0.7
	19.4
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.5	16.7
Energy	11.1	10.2
Information Technology	9.5	9.6
Industrials	8.7	8.4
Consumer Discretionary	5.2	5.9
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks 64.2%		Stocks 62.8%
	Bonds 35.8%		Bonds 36.9%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	10.8%	** Foreign investments	10.2%

Percentages are adjusted for the effect of futures and swaps, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 64.0%
	Shares	Value
CONSUMER DISCRETIONARY - 4.6%
Auto Components - 0.0%
Gentex Corp.	10,200	$ 181,254
The Goodyear Tire & Rubber Co. (a)	7,700	217,294
TRW Automotive Holdings Corp. (a)	4,900	102,410
		500,958
Automobiles - 0.2%
Bajaj Auto Ltd.	5,471	364,858
DaimlerChrysler AG	4,700	449,461
Fiat SpA	14,800	382,196
General Motors Corp. (e)	6,718	167,211
Renault SA	1,600	226,522
Winnebago Industries, Inc.	6,300	132,426
		1,722,674
Diversified Consumer Services - 0.3%
Carriage Services, Inc. Class A (a)	14,250	125,400
Corinthian Colleges, Inc. (a)	16,700	257,180
H&R Block, Inc.	10,000	185,700
Regis Corp.	13,900	388,644
Service Corp. International	56,000	786,800
Stewart Enterprises, Inc. Class A	101,758	905,646
		2,649,370
Hotels, Restaurants & Leisure - 0.7%
Greek Organization of Football Prognostics SA	6,100	244,102
IHOP Corp.	7,041	257,560
McCormick & Schmick's Seafood Restaurants (a)	5,040	60,127
McDonald's Corp.	57,800	3,404,998
MTR Gaming Group, Inc. (a)	9,800	66,542
Royal Caribbean Cruises Ltd.	10,400	441,376
Ruth's Chris Steak House, Inc. (a)	8,200	73,308
WMS Industries, Inc. (a)	25,550	936,152
		5,484,165
Household Durables - 0.4%
Beazer Homes USA, Inc. (e)	23,931	177,807
Black & Decker Corp.	8,200	571,130
Furniture Brands International, Inc.	5,900	59,354
La-Z-Boy, Inc.	21,000	166,530
Snap-On, Inc.	10,300	496,872
Standard Pacific Corp.	33,500	112,225
The Stanley Works	6,200	300,576
Whirlpool Corp.	13,400	1,093,842
		2,978,336
Leisure Equipment & Products - 0.2%
Brunswick Corp.	14,600	248,930
Callaway Golf Co.	18,400	320,712
Eastman Kodak Co.	26,000	568,620
MarineMax, Inc. (a)	12,454	193,037
Mattel, Inc.	30,600	582,624
		1,913,923

	Shares	Value
Media - 1.2%
Belo Corp. Series A	14,300	$ 249,392
Cinemark Holdings, Inc.	12,500	212,500
Comcast Corp. Class A (a)	25,600	467,456
E.W. Scripps Co. Class A	29,700	1,336,797
GateHouse Media, Inc.	2,200	19,316
Grupo Televisa SA de CV (CPO) sponsored ADR	25,800	613,266
Lamar Advertising Co. Class A	2,199	105,706
Liberty Global, Inc. Class A (a)	15,600	611,364
Live Nation, Inc. (a)	91,120	1,323,062
Naspers Ltd. Class N sponsored ADR	19,200	457,920
News Corp. Class A	41,300	846,237
R.H. Donnelley Corp. (a)	8,400	306,432
Time Warner, Inc.	144,300	2,382,393
Valassis Communications, Inc. (a)	42,602	498,017
		9,429,858
Multiline Retail - 0.3%
Family Dollar Stores, Inc.	32,800	630,744
Sears Holdings Corp. (a)	9,200	938,860
Target Corp.	12,700	635,000
Tuesday Morning Corp.	18,916	95,904
		2,300,508
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	21,000	797,790
American Eagle Outfitters, Inc.	7,450	154,737
AnnTaylor Stores Corp. (a)	30,900	789,804
Asbury Automotive Group, Inc.	19,300	290,465
Build-A-Bear Workshop, Inc. (a)	8,950	124,853
Christopher & Banks Corp.	14,400	164,880
Citi Trends, Inc. (a)	4,201	64,863
Collective Brands, Inc. (a)	61,049	1,061,642
Foot Locker, Inc.	41,200	562,792
Home Depot, Inc.	18,100	487,614
OfficeMax, Inc.	14,900	307,834
Pacific Sunwear of California, Inc. (a)	22,300	314,653
PetSmart, Inc.	19,800	465,894
Ross Stores, Inc.	25,000	639,250
Select Comfort Corp. (a)	14,500	101,645
Staples, Inc.	52,300	1,206,561
The Children's Place Retail Stores, Inc. (a)	28,000	726,040
The Men's Wearhouse, Inc.	6,500	175,370
TJX Companies, Inc.	10,700	307,411
Tween Brands, Inc. (a)	24,700	654,056
Williams-Sonoma, Inc.	1,100	28,490
		9,426,644
Textiles, Apparel & Luxury Goods - 0.1%
Adidas-Salomon AG	8,700	650,837
Timberland Co. Class A (a)	1,900	34,352
		685,189
TOTAL CONSUMER DISCRETIONARY		37,091,625
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 3.7%
Beverages - 0.2%
Cott Corp. (a)	82,500	$ 543,883
Fomento Economico Mexicano SA de CV sponsored ADR	20,000	763,400
Remy Cointreau SA	6,917	492,317
		1,799,600
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	50,574	2,010,317
Kroger Co.	2,700	72,117
Performance Food Group Co. (a)	5,225	140,396
Rite Aid Corp. (a)	106,700	297,693
SUPERVALU, Inc.	30,591	1,147,774
Sysco Corp.	17,300	539,933
The Pantry, Inc. (a)	11,400	297,882
Winn-Dixie Stores, Inc. (a)	71,845	1,212,025
		5,718,137
Food Products - 0.7%
BioMar Holding AS	2,800	107,683
Bunge Ltd.	800	93,128
Cermaq ASA	30,200	419,560
Chiquita Brands International, Inc. (a)	22,600	415,614
Corn Products International, Inc.	29,980	1,101,765
Global Bio-Chem Technology Group Co. Ltd.	482,000	145,890
Groupe Danone	1,800	162,450
Leroy Seafood Group ASA	25,550	517,159
Marine Harvest ASA (a)	1,609,000	1,033,289
McCormick & Co., Inc. (non-vtg.)	14,800	561,068
Nestle SA (Reg.)	1,100	503,800
Tyson Foods, Inc. Class A	44,900	688,317
		5,749,723
Household Products - 1.0%
Central Garden & Pet Co.	50,683	291,934
Central Garden & Pet Co. Class A (non-vtg.) (a)	57,450	307,932
Energizer Holdings, Inc. (a)	3,300	370,029
Procter & Gamble Co.	96,940	7,117,335
		8,087,230
Personal Products - 0.3%
Avon Products, Inc.	46,000	1,818,380
Dabur India Ltd.	15,908	46,103
Marico Ltd.	23,440	40,866
		1,905,349
Tobacco - 0.8%
Altria Group, Inc.	66,885	5,055,168
British American Tobacco PLC	14,300	561,704
ITC Ltd.	10,330	54,907

	Shares	Value
Japan Tobacco, Inc.	100	$ 592,335
Swedish Match Co.	4,600	109,917
		6,374,031
TOTAL CONSUMER STAPLES		29,634,070
ENERGY - 10.3%
Energy Equipment & Services - 5.9%
Aker Kvaerner ASA	4,450	118,323
Baker Hughes, Inc.	16,200	1,313,820
Cameron International Corp. (a)	13,600	654,568
Compagnie Generale de Geophysique SA sponsored ADR (a)	6,600	369,930
ENGlobal Corp. (a)	16,535	187,838
Expro International Group PLC	109,790	2,253,348
Exterran Holdings, Inc. (a)	13,747	1,124,505
FMC Technologies, Inc. (a)	6,800	385,560
Global Industries Ltd. (a)	5,123	109,735
Grant Prideco, Inc. (a)	11,311	627,874
Grey Wolf, Inc. (a)	21,250	113,263
Halliburton Co.	7,800	295,698
Helix Energy Solutions Group, Inc. (a)	12,400	514,600
Nabors Industries Ltd. (a)	11,200	306,768
NATCO Group, Inc. Class A (a)	1,900	102,885
National Oilwell Varco, Inc. (a)	328,400	24,124,264
Noble Corp.	23,200	1,311,032
Oceaneering International, Inc. (a)	6,980	470,103
Parker Drilling Co. (a)	31,603	238,603
Pride International, Inc. (a)	88,900	3,013,710
Schlumberger Ltd. (NY Shares)	3,400	334,458
Smith International, Inc.	50,400	3,722,040
Superior Energy Services, Inc. (a)	20,344	700,240
Transocean, Inc. (a)	8,972	1,284,342
Weatherford International Ltd. (a)	54,774	3,757,496
		47,435,003
Oil, Gas & Consumable Fuels - 4.4%
Alpha Natural Resources, Inc. (a)	20,800	675,584
Apache Corp.	5,100	548,454
Aurora Oil & Gas Corp. (a)	125,690	194,820
Boardwalk Pipeline Partners, LP	2,401	74,671
Cabot Oil & Gas Corp.	18,100	730,697
Canadian Natural Resources Ltd.	9,700	708,596
Chesapeake Energy Corp.	36,100	1,415,120
Cimarex Energy Co.	3,600	153,108
Concho Resources, Inc.	9,900	204,039
Denbury Resources, Inc. (a)	17,000	505,750
El Paso Corp.	5,600	96,544
El Paso Pipeline Partners LP	8,900	222,945
Ellora Energy, Inc. (a)(f)	30,267	363,204
Energy Transfer Equity LP	8,800	310,024
EOG Resources, Inc.	17,800	1,588,650
Evergreen Energy, Inc. (a)(e)	73,145	163,113
Forest Oil Corp. (a)	10,100	513,484
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Foundation Coal Holdings, Inc.	17,300	$ 908,250
Gasco Energy, Inc. (a)	6,100	12,078
Goodrich Petroleum Corp. (a)	15,300	346,086
Hess Corp.	6,618	667,491
International Coal Group, Inc. (a)(e)	53,754	288,121
Kodiak Oil & Gas Corp. (a)	72,060	158,532
Mariner Energy, Inc. (a)	16,700	382,096
Massey Energy Co.	3,400	121,550
McMoRan Exploration Co. (a)	4,200	54,978
Newfield Exploration Co. (a)	10,900	574,430
OPTI Canada, Inc. (a)	29,100	486,196
Peabody Energy Corp.	7,700	474,628
Petrohawk Energy Corp. (a)	56,300	974,553
Petroleum Development Corp. (a)	4,400	260,172
Plains Exploration & Production Co. (a)	15,000	810,000
Quicksilver Resources, Inc. (a)	23,700	1,412,283
Range Resources Corp.	37,150	1,908,024
Southwestern Energy Co. (a)	22,200	1,236,984
Strateco Resources, Inc. (a)	23,700	70,369
Suncor Energy, Inc.	7,400	803,718
Targa Resources Partners LP	7,700	228,074
Tesoro Corp.	8,000	381,600
Ultra Petroleum Corp. (a)	17,000	1,215,500
Uranium One, Inc. (a)	53,600	476,361
Valero Energy Corp.	160,797	11,260,614
Williams Companies, Inc.	25,700	919,546
Williams Partners LP	2,100	82,320
XTO Energy, Inc.	7,850	403,176
		35,386,533
TOTAL ENERGY		82,821,536
FINANCIALS - 13.1%
Capital Markets - 3.0%
Affiliated Managers Group, Inc. (a)	100	11,746
Ameriprise Financial, Inc.	10,980	605,108
Ares Capital Corp.	73,396	1,073,783
Bank of New York Mellon Corp.	57,154	2,786,829
Bear Stearns Companies, Inc. (e)	10,000	882,500
Charles Schwab Corp.	17,200	439,460
Credit Suisse Group sponsored ADR	8,600	516,860
EFG International	4,485	180,065
Fortress Investment Group LLC (e)	21,300	331,854
Franklin Resources, Inc.	16,900	1,933,867
Goldman Sachs Group, Inc.	8,800	1,892,440
Janus Capital Group, Inc.	18,300	601,155
Julius Baer Holding AG	10,147	838,047
Lazard Ltd. Class A	7,680	312,422
Legg Mason, Inc.	18,200	1,331,330
Lehman Brothers Holdings, Inc.	77,000	5,038,880
MF Global Ltd.	25,800	811,926

	Shares	Value
State Street Corp.	25,613	$ 2,079,776
T. Rowe Price Group, Inc.	27,330	1,663,850
The Blackstone Group LP	3,300	73,029
UBS AG (Reg.)	13,286	611,156
		24,016,083
Commercial Banks - 1.5%
Bank of Montreal	3,500	198,435
Colonial Bancgroup, Inc.	22,600	306,004
First Community Bancorp, California	10,700	441,268
M&T Bank Corp.	5,700	464,949
National Bank of Canada	9,900	521,032
PNC Financial Services Group, Inc.	33,700	2,212,405
Prosperity Bancshares, Inc.	6,000	176,340
Sterling Financial Corp., Washington	29,253	491,158
SunTrust Banks, Inc.	10,100	631,149
UCBH Holdings, Inc.	43,300	613,128
Unicredito Italiano SpA	54,800	454,179
Wachovia Corp.	45,427	1,727,589
Wells Fargo & Co.	105,099	3,172,939
Wintrust Financial Corp.	7,700	255,101
Zions Bancorp	4,500	210,105
		11,875,781
Consumer Finance - 0.2%
Advance America Cash Advance Centers, Inc.	9,900	100,584
American Express Co.	17,400	905,148
Discover Financial Services	28,900	435,812
		1,441,544
Diversified Financial Services - 3.3%
Bank of America Corp.	178,205	7,352,738
Bolsa de Mercadorias & Futuros - BM&F SA	23,900	332,317
Bovespa Holding SA	24,000	449,528
Citigroup, Inc.	237,180	6,982,579
Deutsche Boerse AG	3,500	693,398
Guaranty Financial Group, Inc. (a)	3,142	50,272
JPMorgan Chase & Co.	186,500	8,140,725
Kotak Mahindra Bank Ltd. sponsored GDR (f)	3,083	101,419
Maiden Holdings Ltd. (f)	19,000	152,000
MarketAxess Holdings, Inc. (a)	6,995	89,746
Onex Corp. (sub. vtg.)	5,200	183,129
PICO Holdings, Inc. (a)	49,556	1,666,073
		26,193,924
Insurance - 2.6%
ACE Ltd.	28,800	1,779,264
Admiral Group PLC	7,700	168,286
AFLAC, Inc.	8,291	519,265
AMBAC Financial Group, Inc.	5,200	134,004
American International Group, Inc.	118,650	6,917,295
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Argo Group International Holdings, Ltd. (a)	2,900	$ 122,177
Aspen Insurance Holdings Ltd.	25,300	729,652
Assured Guaranty Ltd.	3,800	100,852
Endurance Specialty Holdings Ltd.	1,800	75,114
Hartford Financial Services Group, Inc.	18,400	1,604,296
IPC Holdings Ltd.	10,000	288,700
MBIA, Inc.	23,100	430,353
MetLife, Inc.	19,700	1,213,914
Montpelier Re Holdings Ltd.	20,800	353,808
National Financial Partners Corp.	13,500	615,735
Platinum Underwriters Holdings Ltd.	11,200	398,272
Principal Financial Group, Inc.	20,800	1,431,872
Prudential Financial, Inc.	22,000	2,046,880
Sony Financial Holdings, Inc.	133	509,268
T&D Holdings, Inc.	10,100	514,824
W.R. Berkley Corp.	5,600	166,936
Willis Group Holdings Ltd.	2,800	106,316
Zenith National Insurance Corp.	3,700	165,501
		20,392,584
Real Estate Investment Trusts - 1.2%
Alexandria Real Estate Equities, Inc.	5,800	589,686
American Financial Realty Trust (SBI)	14,900	119,498
Annaly Capital Management, Inc.	87,300	1,587,114
British Land Co. PLC	18,100	339,841
CapitalSource, Inc. (e)	16,700	293,753
Chimera Investment Corp.	29,100	520,308
Developers Diversified Realty Corp.	22,700	869,183
Duke Realty LP	24,100	628,528
Education Realty Trust, Inc.	4,406	49,523
Friedman, Billings, Ramsey Group, Inc. Class A	9,400	29,516
General Growth Properties, Inc.	18,300	753,594
HCP, Inc.	26,300	914,714
Healthcare Realty Trust, Inc.	13,600	345,304
Highwoods Properties, Inc. (SBI)	11,300	331,994
Home Properties, Inc.	2,300	103,155
Public Storage	4,400	323,004
Senior Housing Properties Trust (SBI)	7,500	170,100
Simon Property Group, Inc.	700	60,802
SL Green Realty Corp.	1,400	130,844
Sovran Self Storage, Inc.	2,800	112,280
Tanger Factory Outlet Centers, Inc.	3,800	143,298
UDR, Inc.	43,500	863,475
Unibail-Rodamco	100	21,818
Vornado Realty Trust	6,800	598,060
		9,899,392
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	63,272	1,363,512

	Shares	Value
Forestar Real Estate Group, Inc. (a)	9,842	$ 232,173
Meruelo Maddux Properties, Inc.	11,200	44,800
		1,640,485
Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	65,100	581,994
Fannie Mae	57,700	2,306,846
Freddie Mac	65,800	2,241,806
Hudson City Bancorp, Inc.	103,607	1,556,177
MGIC Investment Corp.	10,000	224,300
New York Community Bancorp, Inc.	46,300	813,954
NewAlliance Bancshares, Inc.	15,500	178,560
People's United Financial, Inc.	36,820	655,396
Washington Federal, Inc.	26,888	567,606
		9,126,639
TOTAL FINANCIALS		104,586,432
HEALTH CARE - 4.8%
Biotechnology - 0.8%
Amgen, Inc. (a)	36,900	1,713,636
Biogen Idec, Inc. (a)	12,700	722,884
Cephalon, Inc. (a)	17,086	1,226,091
DUSA Pharmaceuticals, Inc. (a)	47,450	98,222
Genentech, Inc. (a)	8,250	553,328
Gilead Sciences, Inc. (a)	19,800	910,998
MannKind Corp. (a)	39,184	311,905
PDL BioPharma, Inc. (a)	21,694	380,079
Theravance, Inc. (a)	23,159	451,601
Vertex Pharmaceuticals, Inc. (a)	11,200	260,176
		6,628,920
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	4,480	640,819
American Medical Systems Holdings, Inc. (a)	79,000	1,142,340
ArthroCare Corp. (a)	9,931	477,185
Aspect Medical Systems, Inc. (a)	16,600	232,400
Becton, Dickinson & Co.	6,600	551,628
Boston Scientific Corp. (a)	10,500	122,115
C.R. Bard, Inc.	9,600	910,080
Covidien Ltd.	24,075	1,066,282
Hillenbrand Industries, Inc.	20,500	1,142,465
Integra LifeSciences Holdings Corp. (a)	18,700	784,091
Inverness Medical Innovations, Inc. (a)	28,871	1,621,973
Medtronic, Inc.	10,700	537,889
Micrus Endovascular Corp. (a)	12,600	247,968
Quidel Corp. (a)	5,641	109,830
Smith & Nephew PLC	27,500	315,810
Sonova Holding AG	6,405	722,844
		10,625,719
Health Care Providers & Services - 1.1%
Acibadem Saglik Hizmetleri AS	54,888	390,127
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Brookdale Senior Living, Inc.	9,244	$ 262,622
Cardinal Health, Inc.	3,800	219,450
DaVita, Inc. (a)	10,000	563,500
Health Net, Inc. (a)	13,000	627,900
HealthSouth Corp. (a)(e)	22,183	465,843
Henry Schein, Inc. (a)	1,800	110,520
Humana, Inc. (a)	7,114	535,755
McKesson Corp.	15,800	1,035,058
Medco Health Solutions, Inc. (a)	4,550	461,370
Patterson Companies, Inc. (a)	8,800	298,760
UnitedHealth Group, Inc.	47,065	2,739,183
Universal American Financial Corp. (a)	24,537	627,902
		8,337,990
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)	24,800	481,616
Cerner Corp. (a)	9,800	552,720
HLTH Corp. (a)	49,800	667,320
IMS Health, Inc.	28,840	664,474
		2,366,130
Life Sciences Tools & Services - 0.3%
Bruker BioSciences Corp. (a)	18,403	244,760
Charles River Laboratories International, Inc. (a)	15,000	987,000
Pharmaceutical Product Development, Inc.	16,586	669,577
Thermo Fisher Scientific, Inc. (a)	5,400	311,472
		2,212,809
Pharmaceuticals - 1.0%
Alpharma, Inc. Class A (a)	16,600	334,490
Barr Pharmaceuticals, Inc. (a)	19,200	1,019,520
Cipla Ltd.	12,748	68,795
Jazz Pharmaceuticals, Inc.	25,600	376,320
Johnson & Johnson	6,000	400,200
Merck & Co., Inc.	41,800	2,428,998
Schering-Plough Corp.	39,200	1,044,288
Wyeth	43,000	1,900,170
XenoPort, Inc. (a)	6,800	379,984
		7,952,765
TOTAL HEALTH CARE		38,124,333
INDUSTRIALS - 8.0%
Aerospace & Defense - 1.5%
DRS Technologies, Inc. (e)	4,200	227,934
Finmeccanica SpA	4,900	157,109
General Dynamics Corp.	24,000	2,135,760
Hexcel Corp. (a)	61,678	1,497,542
Honeywell International, Inc.	20,000	1,231,400
Orbital Sciences Corp. (a)	31,750	778,510
Raytheon Co.	16,700	1,013,690

	Shares	Value
Raytheon Co. warrants 6/16/11 (a)	200	$ 5,040
Rockwell Collins, Inc.	9,300	669,321
Spirit AeroSystems Holdings, Inc. Class A	25,900	893,550
Triumph Group, Inc.	1,300	107,055
United Technologies Corp.	36,200	2,770,748
		11,487,659
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	4,125	223,245
Expeditors International of Washington, Inc.	200	8,936
Forward Air Corp.	25,400	791,718
United Parcel Service, Inc. Class B	11,400	806,208
UTI Worldwide, Inc.	20,600	403,760
		2,233,867
Airlines - 0.2%
AirTran Holdings, Inc. (a)	70,000	501,200
Delta Air Lines, Inc. (a)	24,200	360,338
easyJet PLC (a)	5,600	68,260
Frontier Airlines Holdings, Inc. (a)(e)	22,000	115,720
Northwest Airlines Corp. (a)	35,600	516,556
US Airways Group, Inc. (a)	13,200	194,172
		1,756,246
Commercial Services & Supplies - 0.8%
ACCO Brands Corp. (a)	29,469	472,683
Allied Waste Industries, Inc. (a)	78,100	860,662
CDI Corp.	2,690	65,259
Clean Harbors, Inc. (a)	17,900	925,430
Covanta Holding Corp. (a)	27,600	763,416
Diamond Management & Technology Consultants, Inc.	12,667	92,089
EnergySolutions, Inc.	3,900	105,261
Equifax, Inc.	16,420	597,031
GeoEye, Inc. (a)	6,656	223,974
IHS, Inc. Class A (a)	3,100	187,736
Kenexa Corp. (a)	4,700	91,274
Manpower, Inc.	1,400	79,660
R.R. Donnelley & Sons Co.	2,700	101,898
Robert Half International, Inc.	12,500	338,000
The Brink's Co.	14,700	878,178
Waste Management, Inc.	20,300	663,201
		6,445,752
Construction & Engineering - 2.0%
AMEC PLC	49,300	821,325
Chicago Bridge & Iron Co. NV (NY Shares)	36,600	2,212,104
Fluor Corp.	31,100	4,531,892
Great Lakes Dredge & Dock Corp.	57,751	503,589
KBR, Inc.	8,050	312,340
Shaw Group, Inc. (a)	75,800	4,581,352
URS Corp. (a)	59,812	3,249,586
		16,212,188
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.7%
ABB Ltd. sponsored ADR	20,400	$ 587,520
Acuity Brands, Inc.	3,600	162,000
Belden, Inc.	8,900	396,050
Cooper Industries Ltd. Class A	11,700	618,696
General Cable Corp. (a)	4,000	293,120
JA Solar Holdings Co. Ltd. ADR	18,300	1,277,523
Renewable Energy Corp. AS (a)	29,500	1,498,206
Vestas Wind Systems AS (a)	5,700	615,800
		5,448,915
Industrial Conglomerates - 0.6%
3M Co.	4,300	362,576
General Electric Co.	28,500	1,056,495
McDermott International, Inc. (a)	27,600	1,629,228
Siemens AG sponsored ADR	9,400	1,479,184
Walter Industries, Inc.	4,600	165,278
		4,692,761
Machinery - 1.0%
Bucyrus International, Inc. Class A	19,034	1,891,789
CIRCOR International, Inc.	16,800	778,848
Cummins, Inc.	6,300	802,431
Danaher Corp.	7,400	649,276
Eaton Corp.	1,800	174,510
Flowserve Corp.	6,300	606,060
Force Protection, Inc. (a)(e)	109,927	514,458
Gardner Denver, Inc. (a)	2,100	69,300
IDEX Corp.	14,046	507,482
Ingersoll-Rand Co. Ltd. Class A	22,300	1,036,281
Japan Steel Works Ltd.	7,000	101,685
Navistar International Corp. (a)	5,300	287,260
Oshkosh Truck Co.	10,500	496,230
Sulzer AG (Reg.)	123	180,707
Terex Corp. (a)	2,800	183,596
		8,279,913
Marine - 0.4%
Alexander & Baldwin, Inc.	24,150	1,247,589
American Commercial Lines, Inc. (a)(e)	74,900	1,216,376
Navios Maritime Holdings, Inc.	32,200	394,450
		2,858,415
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	6,100	507,703
Con-way, Inc.	4,360	181,114
J.B. Hunt Transport Services, Inc.	6,500	179,075
Ryder System, Inc.	14,900	700,449
Union Pacific Corp.	6,900	866,778
Universal Truckload Services, Inc. (a)	27,493	526,766
YRC Worldwide, Inc. (a)	20,200	345,218
		3,307,103

	Shares	Value
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	2,000	$ 36,720
WESCO International, Inc. (a)	24,500	971,180
		1,007,900
TOTAL INDUSTRIALS		63,730,719
INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 1.2%
Adtran, Inc.	56,377	1,205,340
Alcatel-Lucent SA sponsored ADR	82,562	604,354
Avocent Corp. (a)	14,769	344,265
Cisco Systems, Inc. (a)	56,000	1,515,920
Comverse Technology, Inc. (a)	19,200	331,200
Corning, Inc.	3,900	93,561
Dycom Industries, Inc. (a)	32,700	871,455
Finisar Corp. (a)	189,378	274,598
Harris Corp.	28,600	1,792,648
Juniper Networks, Inc. (a)	18,000	597,600
MasTec, Inc. (a)	30,200	307,134
Motorola, Inc.	64,800	1,039,392
Polycom, Inc. (a)	3,600	100,008
Powerwave Technologies, Inc. (a)	57,800	232,934
		9,310,409
Computers & Peripherals - 1.1%
Apple, Inc. (a)	5,500	1,089,440
Diebold, Inc.	9,300	269,514
Electronics for Imaging, Inc. (a)	17,000	382,160
Hewlett-Packard Co.	45,300	2,286,744
Hutchinson Technology, Inc. (a)	21,900	576,408
NCR Corp. (a)	38,900	976,390
Network Appliance, Inc. (a)	38,350	957,216
SanDisk Corp. (a)	12,000	398,040
Seagate Technology	19,127	487,739
Teradata Corp. (a)	19,400	531,754
Western Digital Corp. (a)	25,200	761,292
		8,716,697
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	44,800	1,645,952
Amphenol Corp. Class A	51,500	2,388,055
Arrow Electronics, Inc. (a)	15,800	620,624
Avnet, Inc. (a)	22,000	769,340
Bell Microproducts, Inc. (a)	7,360	44,234
Flextronics International Ltd. (a)	79,900	963,594
Ibiden Co. Ltd.	3,400	235,528
Ingram Micro, Inc. Class A (a)	9,500	171,380
Itron, Inc. (a)	35,000	3,358,950
Molex, Inc.	14,500	395,850
Tyco Electronics Ltd.	27,875	1,034,999
		11,628,506
Internet Software & Services - 0.7%
Google, Inc. Class A (sub. vtg.) (a)	3,560	2,461,669
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
LoopNet, Inc. (a)	30,961	$ 435,002
Open Text Corp. (a)	16,400	517,973
TheStreet.com, Inc.	10,961	174,499
ValueClick, Inc. (a)	13,300	291,270
VeriSign, Inc. (a)	34,300	1,290,023
Yahoo!, Inc. (a)	20,000	465,200
		5,635,636
IT Services - 0.8%
CACI International, Inc. Class A (a)	16,015	716,992
Cognizant Technology Solutions Corp. Class A (a)	7,352	249,527
ManTech International Corp. Class A (a)	11,700	512,694
MoneyGram International, Inc.	7,300	112,201
NeuStar, Inc. Class A (a)	40,800	1,170,144
Patni Computer Systems Ltd. sponsored ADR	13,600	221,272
Paychex, Inc.	10,100	365,822
Perot Systems Corp. Class A (a)	35,700	481,950
Sapient Corp. (a)	34,000	299,540
Satyam Computer Services Ltd. sponsored ADR	20,800	555,776
SI International, Inc. (a)	3,400	93,398
The Western Union Co.	36,000	874,080
Unisys Corp. (a)	204,908	969,215
WNS Holdings Ltd. ADR (a)	10,754	175,828
		6,798,439
Office Electronics - 0.1%
Xerox Corp.	43,200	699,408
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (a)	120,350	902,625
Altera Corp.	14,700	284,004
AMIS Holdings, Inc. (a)	55,400	555,108
Analog Devices, Inc.	29,100	922,470
Applied Materials, Inc.	22,600	401,376
Applied Micro Circuits Corp. (a)	9,706	84,830
ASAT Holdings Ltd.	6,352	288
ASAT Holdings Ltd. warrants 7/24/11 (a)	48	102
Atmel Corp. (a)	312,244	1,348,894
Axcelis Technologies, Inc. (a)	109,100	501,860
Cypress Semiconductor Corp. (a)	48,400	1,743,852
DSP Group, Inc. (a)	11,600	141,520
Fairchild Semiconductor International, Inc. (a)	72,100	1,040,403
FormFactor, Inc. (a)	3,048	100,889
Hittite Microwave Corp. (a)	18,528	884,897
Infineon Technologies AG sponsored ADR (a)	50,500	587,820
Integrated Device Technology, Inc. (a)	86,100	973,791
Intersil Corp. Class A	14,412	352,806
LTX Corp. (a)	104,923	333,655

	Shares	Value
Maxim Integrated Products, Inc.	114,400	$ 3,029,312
Microchip Technology, Inc.	24,800	779,216
National Semiconductor Corp.	63,200	1,430,848
Nec Electronics Corp. (a)	6,900	163,811
PMC-Sierra, Inc. (a)	20,200	132,108
Rudolph Technologies, Inc. (a)	29,876	338,196
Samsung Electronics Co. Ltd.	430	255,400
Semitool, Inc. (a)	38,721	336,098
Skyworks Solutions, Inc. (a)	5,700	48,450
Spansion, Inc. Class A (a)	47,839	188,007
Teradyne, Inc. (a)	76,880	794,939
Varian Semiconductor Equipment Associates, Inc. (a)	52,300	1,935,100
Xilinx, Inc.	20,500	448,335
		21,041,010
Software - 1.3%
Activision, Inc. (a)	8,100	240,570
Autodesk, Inc. (a)	8,531	424,503
Electronic Arts, Inc. (a)	9,400	549,054
Fair Isaac Corp.	17,800	572,270
McAfee, Inc. (a)	12,300	461,250
Microsoft Corp.	28,700	1,021,720
Misys PLC	132,000	484,533
Nintendo Co. Ltd.	5,600	3,317,440
Oracle Corp. (a)	2,000	45,160
Parametric Technology Corp. (a)	12,500	223,125
Quest Software, Inc. (a)	48,420	892,865
Sandvine Corp. (a)	79,100	304,124
Sandvine Corp. (U.K.) (a)	7,700	30,215
Sourcefire, Inc.	47,875	399,278
Take-Two Interactive Software, Inc. (a)	59,076	1,089,952
Ubisoft Entertainment SA (a)	4,400	446,092
		10,502,151
TOTAL INFORMATION TECHNOLOGY		74,332,256
MATERIALS - 4.0%
Chemicals - 2.0%
Airgas, Inc.	11,559	602,339
Albemarle Corp.	9,400	387,750
Arkema sponsored ADR (a)	14,600	963,600
Calgon Carbon Corp. (a)	13,954	221,729
Celanese Corp. Class A	48,700	2,060,984
Chemtura Corp.	101,300	790,140
Dow Chemical Co.	6,700	264,114
Hercules, Inc.	59,424	1,149,854
Israel Chemicals Ltd.	62,800	798,192
Linde AG	2,400	316,807
Monsanto Co.	25,600	2,859,264
Spartech Corp.	29,337	413,652
The Mosaic Co. (a)	52,600	4,962,284
Tokai Carbon Co. Ltd.	16,000	143,099
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Tronox, Inc.:
Class A	31,500	$ 280,350
Class B	13,700	118,505
		16,332,663
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	42,302	446,709
Temple-Inland, Inc.	10,126	211,127
		657,836
Metals & Mining - 1.9%
Alamos Gold, Inc. (a)	42,300	235,438
Alcoa, Inc.	70,000	2,558,500
Allegheny Technologies, Inc.	7,900	682,560
Anglo Platinum Ltd.	2,700	397,489
ArcelorMittal SA (NY Reg.) Class A	8,125	628,469
Carpenter Technology Corp.	17,600	1,322,992
Eldorado Gold Corp. (a)	35,100	205,961
First Quantum Minerals Ltd.	5,100	436,674
Fording Canadian Coal Trust	2,700	104,299
Freeport-McMoRan Copper & Gold, Inc. Class B	800	81,952
Gabriel Resources Ltd. (a)	53,300	105,683
Goldcorp, Inc.	2,000	68,039
Ivanhoe Mines Ltd. (a)	44,700	485,894
Lihir Gold Ltd. (a)	110,721	350,100
Lundin Mining Corp. (a)	24,700	237,168
Newcrest Mining Ltd.	35,232	1,021,456
Nucor Corp.	2,000	118,440
Polymet Mining Corp. (a)	12,700	41,415
Reliance Steel & Aluminum Co.	24,800	1,344,160
Steel Dynamics, Inc.	4,654	277,239
Stillwater Mining Co. (a)	36,800	355,488
Titanium Metals Corp.	104,318	2,759,211
Yamana Gold, Inc.	100,920	1,309,304
		15,127,931
TOTAL MATERIALS		32,118,430
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	259,800	10,797,288
Cincinnati Bell, Inc. (a)	165,314	785,242
Cogent Communications Group, Inc. (a)	11,700	277,407
Covad Communications Group, Inc. (a)	242,460	208,516
Level 3 Communications, Inc. (a)	60,000	182,400
Qwest Communications International, Inc.	198,600	1,392,186
Verizon Communications, Inc.	119,400	5,216,586
		18,859,625

	Shares	Value
Wireless Telecommunication Services - 0.4%
America Movil SAB de CV Series L sponsored ADR	8,000	$ 491,120
American Tower Corp. Class A (a)	27,970	1,191,522
Crown Castle International Corp. (a)	21,700	902,720
DigitalGlobe, Inc. (a)(f)	163	408
NII Holdings, Inc. (a)	10,300	497,696
Vivo Participacoes SA (PN) sponsored ADR	28,900	158,083
		3,241,549
TOTAL TELECOMMUNICATION SERVICES		22,101,174
UTILITIES - 3.4%
Electric Utilities - 1.3%
Allegheny Energy, Inc.	13,637	867,450
DPL, Inc.	29,300	868,745
E.ON AG	4,900	1,044,591
Edison International	17,200	917,964
Electricite de France	1,100	130,803
Entergy Corp.	12,600	1,505,952
FirstEnergy Corp.	6,000	434,040
Pepco Holdings, Inc.	4,700	137,851
PPL Corp.	34,600	1,802,314
Public Power Corp. of Greece	3,900	204,900
Reliant Energy, Inc. (a)	98,100	2,574,144
		10,488,754
Gas Utilities - 0.2%
Atmos Energy Corp.	5,200	145,808
Equitable Resources, Inc.	14,500	772,560
Gaz de France	2,700	157,615
Questar Corp.	8,900	481,490
		1,557,473
Independent Power Producers & Energy Traders - 1.5%
AES Corp. (a)	126,700	2,710,099
Constellation Energy Group, Inc.	32,600	3,342,478
Dynegy, Inc. Class A (a)	113,925	813,425
International Power PLC	17,100	157,748
NRG Energy, Inc. (a)	124,120	5,379,361
		12,403,111
Multi-Utilities - 0.4%
CMS Energy Corp.	38,800	674,344
OGE Energy Corp.	6,465	234,615
Public Service Enterprise Group, Inc.	14,500	1,424,480
Sempra Energy	6,300	389,844
Wisconsin Energy Corp.	5,300	258,163
		2,981,446
TOTAL UTILITIES		27,430,784
TOTAL COMMON STOCKS (Cost $469,431,396)		511,971,359
Preferred Stocks - 0.2%
	Shares	Value
Convertible Preferred Stocks - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
McMoRan Exploration Co.	1,100	$ 114,425
FINANCIALS - 0.0%
Insurance - 0.0%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	1,300	41,574
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc. Series R, 7.75%	200	172,025
TOTAL FINANCIALS		213,599
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	0
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	6,100	918,215
TOTAL CONVERTIBLE PREFERRED STOCKS		1,246,239
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae Series S, 8.25%	14,240	359,560
Freddie Mac Series Z, 8.375%	9,300	243,195
		602,755
TOTAL PREFERRED STOCKS (Cost $1,621,552)		1,848,994
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Evergreen Energy, Inc. 8% 8/1/12 (f)	$ 180,000	126,000
McMoRan Exploration Co. 6% 7/2/08	240,000	259,104
		385,104
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Inverness Medical Innovations, Inc. 3% 5/15/16 (f)	186,000	248,310

	Principal Amount	Value
Pharmaceuticals - 0.0%
Alpharma, Inc. 2.125% 3/15/27	$ 140,000	$ 124,998
TOTAL HEALTH CARE		373,308
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Advanced Micro Devices, Inc. 6% 5/1/15	12,000	8,535
Cypress Semiconductor Corp. 1% 9/15/09 (f)	90,000	144,169
		152,704
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. 1% 6/15/27 (f)	180,000	163,774
TOTAL CONVERTIBLE BONDS		1,074,890
Nonconvertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
The Goodyear Tire & Rubber Co.:
8.625% 12/1/11	7,000	7,280
9% 7/1/15	13,000	13,813
		21,093
Automobiles - 0.0%
Ford Motor Co. 7.45% 7/16/31	25,000	18,563
General Motors Corp. 8.375% 7/15/33	30,000	24,225
		42,788
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15	50,000	48,875
Education Management LLC/Education Management Finance Corp. 8.75% 6/1/14	20,000	20,400
Service Corp. International:
6.75% 4/1/15	20,000	19,650
7.5% 4/1/27	20,000	18,500
		107,425
Hotels, Restaurants & Leisure - 0.0%
Carrols Corp. 9% 1/15/13	40,000	36,300
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (f)	20,000	17,400
Herbst Gaming, Inc. 8.125% 6/1/12	9,000	5,760
MGM Mirage, Inc.:
5.875% 2/27/14	70,000	63,875
7.5% 6/1/16	20,000	19,700
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority 6.875% 2/15/15	$ 10,000	$ 9,400
OSI Restaurant Partners, Inc. 10% 6/15/15 (f)	35,000	26,425
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (f)	20,000	19,400
Six Flags, Inc.:
8.875% 2/1/10	40,000	32,400
9.625% 6/1/14	15,000	11,175
		241,835
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	15,000	13,688
Media - 0.1%
Cablevision Systems Corp. 9.6444% 4/1/09 (g)	50,000	50,750
Cadmus Communications Corp. 8.375% 6/15/14	10,000	8,900
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	30,000	29,400
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	90,000	87,075
CSC Holdings, Inc. 7.625% 4/1/11	40,000	39,900
EchoStar Communications Corp. 7.125% 2/1/16	40,000	40,400
PanAmSat Corp. 9% 6/15/16	50,000	50,250
Paxson Communications Corp. 8.4925% 1/15/12 (f)(g)	65,000	65,000
R.H. Donnelley Corp. 8.875% 10/15/17 (f)	20,000	18,550
The Reader's Digest Association, Inc. 9% 2/15/17 (f)	40,000	33,800
TL Acquisitions, Inc.:
0% 7/15/15 (d)(f)	40,000	32,000
10.5% 1/15/15 (f)	95,000	91,200
Valassis Communications, Inc. 8.25% 3/1/15	70,000	62,825
		610,050
Multiline Retail - 0.0%
Dollar General Corp. 10.625% 7/15/15 (f)	35,000	31,850
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	5,000	3,825
		35,675

	Principal Amount	Value
Specialty Retail - 0.1%
Asbury Automotive Group, Inc. 8% 3/15/14	$ 60,000	$ 55,200
Michaels Stores, Inc. 10% 11/1/14	35,000	33,600
Sally Holdings LLC:
9.25% 11/15/14	45,000	44,550
10.5% 11/15/16	15,000	14,813
Sonic Automotive, Inc. 8.625% 8/15/13	70,000	68,600
Toys 'R' US, Inc. 7.875% 4/15/13	70,000	54,950
United Auto Group, Inc. 7.75% 12/15/16	30,000	28,200
		299,913
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc. 8.2038% 12/15/14 (f)(g)	20,000	19,800
TOTAL CONSUMER DISCRETIONARY		1,392,267
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc.:
7.25% 5/15/17 (f)	55,000	51,150
8.375% 12/15/14	80,000	80,600
		131,750
Food & Staples Retailing - 0.0%
Rite Aid Corp. 9.5% 6/15/17	70,000	57,925
Stater Brothers Holdings, Inc. 7.75% 4/15/15	35,000	33,950
		91,875
Food Products - 0.0%
Dean Foods Co. 7% 6/1/16	50,000	44,500
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	35,000	33,250
Smithfield Foods, Inc. 7.75% 7/1/17	20,000	19,350
		97,100
TOTAL CONSUMER STAPLES		320,725
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 7.5% 9/15/17 (f)	30,000	30,150
Complete Production Services, Inc. 8% 12/15/16	25,000	24,125
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (f)	30,000	30,525
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	20,000	19,100
		103,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - 0.1%
Chaparral Energy, Inc. 8.875% 2/1/17 (f)	$ 20,000	$ 18,050
Chesapeake Energy Corp.:
6.5% 8/15/17	15,000	14,475
6.625% 1/15/16	5,000	4,900
7.5% 6/15/14	40,000	40,800
Forest Oil Corp. 7.25% 6/15/19 (f)	30,000	30,450
Mariner Energy, Inc. 8% 5/15/17	20,000	19,050
Massey Energy Co. 6.875% 12/15/13	40,000	37,800
OPTI Canada, Inc. 8.25% 12/15/14 (f)	70,000	69,216
Peabody Energy Corp. 7.375% 11/1/16	35,000	35,700
Petrohawk Energy Corp. 9.125% 7/15/13	30,000	31,575
Plains Exploration & Production Co. 7% 3/15/17	30,000	28,650
Range Resources Corp. 7.375% 7/15/13	20,000	20,400
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	30,000	30,975
		382,041
TOTAL ENERGY		485,941
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Ford Motor Credit Co. LLC:
9.6925% 4/15/12 (g)	20,000	19,600
9.875% 8/10/11	35,000	33,104
General Motors Acceptance Corp.:
6.75% 12/1/14	25,000	20,188
6.875% 9/15/11	35,000	29,750
6.875% 8/28/12	25,000	20,949
8% 11/1/31	5,000	4,163
GMAC LLC 6.625% 5/15/12	20,000	16,600
		144,354
Diversified Financial Services - 0.0%
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (f)	20,000	19,550
9% 6/1/16 (f)	20,000	20,600
NSG Holdings II, LLC 7.75% 12/15/25 (f)	30,000	29,700
		69,850

	Principal Amount	Value
Insurance - 0.0%
USI Holdings Corp.:
8.7438% 11/15/14 (f)(g)	$ 20,000	$ 17,600
9.75% 5/15/15 (f)	10,000	8,250
		25,850
Real Estate Investment Trusts - 0.0%
Host Hotels & Resorts LP 6.875% 11/1/14	60,000	59,700
Rouse Co. 7.2% 9/15/12	10,000	9,522
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (f)	50,000	46,000
Ventas Realty LP:
6.5% 6/1/16	30,000	29,400
6.75% 4/1/17	20,000	19,825
		164,447
Real Estate Management & Development - 0.0%
Realogy Corp. 10.5% 4/15/14 (f)	50,000	38,000
Thrifts & Mortgage Finance - 0.0%
Residential Capital Corp. 7.875% 6/30/10	10,000	6,400
Residential Capital LLC 7.615% 5/22/09 (g)	25,000	17,750
		24,150
TOTAL FINANCIALS		466,651
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Bausch & Lomb, Inc. 9.875% 11/1/15 (f)	20,000	20,250
LVB Acquisition Merger Sub, Inc. 10% 10/15/17 (f)	20,000	20,350
		40,600
Health Care Providers & Services - 0.0%
Community Health Systems, Inc. 8.875% 7/15/15	20,000	20,350
DaVita, Inc.:
6.625% 3/15/13	15,000	14,850
7.25% 3/15/15	40,000	40,200
HCA, Inc.:
6.5% 2/15/16	40,000	33,600
9.125% 11/15/14	35,000	36,356
9.25% 11/15/16	65,000	68,250
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	25,000	24,750
Skilled Healthcare Group, Inc. 11% 1/15/14	13,000	13,910
Tenet Healthcare Corp. 9.875% 7/1/14	40,000	38,200
United Surgical Partners International, Inc. 9.25% 5/1/17 pay-in-kind	30,000	29,250
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Universal Hospital Services, Inc.:
8.2875% 6/1/15 (g)	$ 20,000	$ 19,800
8.5% 6/1/15 pay-in-kind	20,000	20,300
		359,816
TOTAL HEALTH CARE		400,416
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Bombardier, Inc.:
6.3% 5/1/14 (f)	35,000	34,213
8% 11/15/14 (f)	65,000	67,925
DRS Technologies, Inc. 7.625% 2/1/18	35,000	35,525
Esterline Technologies Corp. 6.625% 3/1/17	35,000	34,650
TransDigm, Inc. 7.75% 7/15/14	20,000	20,300
		192,613
Airlines - 0.0%
Continental Airlines, Inc.:
6.903% 4/19/22	10,000	8,850
7.339% 4/19/14	20,000	18,450
Delta Air Lines, Inc. 8.3% 12/15/29 (a)	205,000	9,225
Northwest Airlines, Inc. pass thru trust certificates 7.691% 4/1/17	19,333	18,366
		54,891
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc. 7.125% 5/15/16	30,000	29,775
ARAMARK Corp.:
8.4113% 2/1/15 (g)	10,000	9,750
8.5% 2/1/15	50,000	50,625
Cenveo Corp. 7.875% 12/1/13	80,000	71,000
Deluxe Corp. 7.375% 6/1/15	40,000	39,600
IKON Office Solutions, Inc. 7.75% 9/15/15	10,000	10,400
Rental Service Corp. 9.5% 12/1/14	20,000	18,000
		229,150
Electrical Equipment - 0.0%
General Cable Corp.:
7.125% 4/1/17	10,000	9,825
7.6056% 4/1/15 (g)	25,000	25,000
		34,825
Machinery - 0.0%
Esco Corp. 8.625% 12/15/13 (f)	5,000	5,050

	Principal Amount	Value
RBS Global, Inc. / Rexnord Corp. 9.5% 8/1/14	$ 20,000	$ 19,800
SPX Corp. 7.625% 12/15/14 (f)	30,000	30,600
		55,450
Marine - 0.0%
Britannia Bulk PLC 11% 12/1/11	10,000	10,400
Navios Maritime Holdings, Inc. 9.5% 12/15/14	30,000	30,825
		41,225
Road & Rail - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.3688% 5/15/14 (g)	10,000	9,150
7.625% 5/15/14	20,000	18,950
Hertz Corp.:
8.875% 1/1/14	35,000	35,438
10.5% 1/1/16	15,000	15,525
		79,063
Trading Companies & Distributors - 0.0%
Ashtead Capital, Inc. 9% 8/15/16 (f)	15,000	13,275
Penhall International Corp. 12% 8/1/14 (f)	10,000	9,150
VWR Funding, Inc. 10.25% 7/15/15 (f)	50,000	47,500
		69,925
TOTAL INDUSTRIALS		757,142
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Lucent Technologies, Inc.:
6.45% 3/15/29	20,000	16,400
6.5% 1/15/28	15,000	12,300
Nortel Networks Corp.:
9.4925% 7/15/11 (f)(g)	30,000	29,100
10.75% 7/15/16 (f)	35,000	36,750
		94,550
Electronic Equipment & Instruments - 0.0%
NXP BV 7.9925% 10/15/13 (g)	15,000	13,800
Texas Competitive Electric Holdings Co. LLC Series A, 10.25% 11/1/15 (f)	40,000	39,600
		53,400
IT Services - 0.0%
Iron Mountain, Inc.:
6.625% 1/1/16	15,000	14,288
8.625% 4/1/13	10,000	10,125
SunGard Data Systems, Inc. 9.125% 8/15/13	50,000	50,750
		75,163
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	80,000	79,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 9.25% 6/1/16	$ 30,000	$ 30,150
Avago Technologies Finance Ltd. 10.125% 12/1/13	40,000	41,800
Freescale Semiconductor, Inc.:
8.8656% 12/15/14 (g)	40,000	34,000
8.875% 12/15/14	30,000	26,775
9.125% 12/15/14 pay-in-kind	55,000	46,888
10.125% 12/15/16	15,000	12,338
		191,951
Software - 0.0%
Activant Solutions, Inc. 9.5% 5/1/16	20,000	17,100
Open Solutions, Inc. 9.75% 2/1/15 (f)	70,000	63,700
Serena Software, Inc. 10.375% 3/15/16	30,000	29,625
		110,425
TOTAL INFORMATION TECHNOLOGY		605,089
MATERIALS - 0.1%
Chemicals - 0.0%
Georgia Gulf Corp.:
9.5% 10/15/14	55,000	43,450
10.75% 10/15/16	20,000	14,000
Phibro Animal Health Corp. 10% 8/1/13 (f)	20,000	20,000
PolyOne Corp. 8.875% 5/1/12	35,000	35,438
Sterling Chemicals, Inc. 10.25% 4/1/15 (f)	20,000	20,300
		133,188
Containers & Packaging - 0.0%
Berry Plastics Holding Corp. 8.875% 9/15/14	10,000	9,750
Smurfit-Stone Container Enterprises, Inc. 8% 3/15/17	35,000	33,950
		43,700
Metals & Mining - 0.1%
FMG Finance Property Ltd.:
10% 9/1/13 (f)	20,000	21,975
10.625% 9/1/16 (f)	30,000	34,500
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	30,000	31,800
8.375% 4/1/17	35,000	37,450
Novelis, Inc. 7.25% 2/15/15	20,000	18,850

	Principal Amount	Value
PNA Group, Inc. 10.75% 9/1/16	$ 10,000	$ 9,400
Steel Dynamics, Inc. 7.375% 11/1/12 (f)	30,000	30,075
		184,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp. 8.125% 5/15/11	120,000	122,400
NewPage Corp. 10% 5/1/12 (f)	30,000	30,450
		152,850
TOTAL MATERIALS		513,788
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Intelsat Bermuda Ltd. 8.886% 1/15/15 (g)	30,000	30,000
Intelsat Ltd. 9.25% 6/15/16	80,000	80,300
Level 3 Financing, Inc.:
8.75% 2/15/17	20,000	17,250
9.15% 2/15/15 (g)	20,000	16,700
9.25% 11/1/14	90,000	81,900
PAETEC Holding Corp. 9.5% 7/15/15 (f)	10,000	9,850
Qwest Corp.:
8.2406% 6/15/13 (g)	90,000	91,800
8.875% 3/15/12	45,000	48,150
Telecom Italia Capital SA 7.2% 7/18/36	25,000	27,564
Wind Acquisition Finance SA 10.75% 12/1/15 (f)	20,000	22,000
Windstream Corp.:
7% 3/15/19	10,000	9,438
8.125% 8/1/13	15,000	15,563
8.625% 8/1/16	40,000	41,600
		492,115
Wireless Telecommunication Services - 0.0%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	20,000	20,800
Cricket Communications, Inc. 9.375% 11/1/14	25,000	23,375
Digicel Group Ltd. 9.125% 1/15/15 pay-in-kind (f)	100,000	91,500
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	40,000	38,400
MetroPCS Wireless, Inc. 9.25% 11/1/14	20,000	18,850
		192,925
TOTAL TELECOMMUNICATION SERVICES		685,040
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
UTILITIES - 0.1%
Electric Utilities - 0.0%
Edison Mission Energy 7.2% 5/15/19	$ 60,000	$ 58,200
Energy Future Holdings:
10.875% 11/1/17 (f)	50,000	50,375
11.25% 11/1/17 pay-in-kind (f)	20,000	20,150
Mirant Americas Generation LLC 8.3% 5/1/11	50,000	50,125
Reliant Energy, Inc. 7.875% 6/15/17	110,000	108,350
		287,200
Independent Power Producers & Energy Traders - 0.1%
AES Corp.:
8% 10/15/17 (f)	40,000	41,100
8.75% 5/15/13 (f)	72,000	75,150
9.5% 6/1/09	59,000	60,106
Mirant North America LLC 7.375% 12/31/13	20,000	20,150
NRG Energy, Inc.:
7.25% 2/1/14	50,000	48,750
7.375% 2/1/16	65,000	63,538
		308,794
TOTAL UTILITIES		595,994
TOTAL NONCONVERTIBLE BONDS		6,223,053
TOTAL CORPORATE BONDS (Cost $7,531,624)		7,297,943
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bonds 6.25% 5/15/30 (Cost $82,742)	70,000	87,358
Floating Rate Loans - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (g)	30,000	28,013
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2062% 9/29/14 (g)	115,973	105,825
Tranche DD 1LN, term loan 9/29/14 (i)	4,027	3,675
		137,513

	Principal Amount	Value
Multiline Retail - 0.0%
Neiman Marcus Group, Inc. term loan 6.9392% 4/6/13 (g)	$ 30,000	$ 28,800
TOTAL CONSUMER DISCRETIONARY		166,313
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Bausch & Lomb, Inc. term loan:
4/26/15 (i)	2,000	1,988
8.08% 4/26/15 (g)	8,000	7,950
		9,938
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. Tranche B-B, term loan 7.455% 10/1/12 (g)	29,925	29,214
Texas Competitive Electric Holdings Co. LLC Tranche B2, term loan 8.3963% 10/10/14 (g)	69,825	68,559
		97,773
IT Services - 0.0%
First Data Corp. Tranche B1, term loan 7.63% 9/24/14 (g)	59,850	56,708
TOTAL INFORMATION TECHNOLOGY		154,481
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (g)	20,000	18,925
Telesat Holding, Inc. term loan:
7.9478% 10/31/14 (g)	18,425	17,988
8% 10/31/14 (g)(i)	1,575	1,537
		38,450
MetroPCS Wireless, Inc. Tranche B, term loan 7.3027% 11/3/13 (g)	9,950	9,539
TOTAL TELECOMMUNICATION SERVICES		47,989
TOTAL FLOATING RATE LOANS (Cost $388,832)		378,721
Fixed-Income Funds - 31.0%
	Shares
Fidelity VIP Investment Grade Central Fund (h) (Cost $248,680,670)	2,417,697	247,813,945
Money Market Funds - 6.1%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	46,830,075	$ 46,830,075
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	2,167,025	2,167,025
TOTAL MONEY MARKET FUNDS (Cost $48,997,100)		48,997,100
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $776,733,916)		818,395,420
NET OTHER ASSETS - (2.2)%		(17,818,733)
NET ASSETS - 100%		$ 800,576,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,035,913 or 0.4% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $7,497 and $7,097, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,176,368
Fidelity Securities Lending Cash Central Fund	37,468
Fidelity VIP Investment Grade Central Fund	9,180,929
Total	$ 10,394,765
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity VIP Investment Grade Central Fund	$ 126,409,386	$ 121,861,414	$ -	$ 247,813,945	6.9
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	19.1%
AAA,AA,A	7.9%
BBB	4.5%
BB	0.7%
B	0.4%
CCC,CC,C	0.1%
Not Rated	0.1%
Equities	64.2%
Short-Term Investments and Net Other Assets	3.0%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
United Kingdom	1.6%
Canada	1.5%
Others (individually less than 1%)	7.7%
100.0%
The information in the above tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $2,086,266) - See accompanying schedule: Unaffiliated issuers (cost $479,056,146)	$ 521,584,375
Fidelity Central Funds (cost $297,677,770)	296,811,045
Total Investments (cost $776,733,916)		$ 818,395,420
Cash		296,755
Foreign currency held at value (cost $7,601)		7,601
Receivable for investments sold		1,883,704
Receivable for fund shares sold		3,515,561
Dividends receivable		325,688
Interest receivable		146,777
Distributions receivable from Fidelity Central Funds		1,456,078
Prepaid expenses		1,934
Other receivables		105,540
Total assets		826,135,058

Liabilities
Payable for investments purchased	$ 22,712,251
Payable for fund shares redeemed	195,304
Accrued management fee	256,107
Distribution fees payable	25,292
Other affiliated payables	103,312
Other payables and accrued expenses	99,080
Collateral on securities loaned, at value	2,167,025
Total liabilities		25,558,371

Net Assets		$ 800,576,687
Net Assets consist of:
Paid in capital		$ 730,580,691
Undistributed net investment income		236,566
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,000,377
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,759,053
Net Assets		$ 800,576,687

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($274,560,864 ÷ 17,342,449 shares)	$ 15.83
Service Class: Net Asset Value, offering price and redemption price per share ($9,376,322 ÷ 594,382 shares)	$ 15.77
Service Class 2: Net Asset Value, offering price and redemption price per share ($120,115,871 ÷ 7,673,834 shares)	$ 15.65
Investor Class: Net Asset Value, offering price and redemption price per share ($396,523,630 ÷ 25,136,657 shares)	$ 15.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 4,670,134
Interest		537,037
Income from Fidelity Central Funds		10,394,765
Total income		15,601,936

Expenses
Management fee	$ 2,259,812
Transfer agent fees	574,247
Distribution fees	229,420
Accounting and security lending fees	263,799
Custodian fees and expenses	137,297
Independent trustees' compensation	1,830
Audit	75,612
Legal	3,219
Miscellaneous	33,700
Total expenses before reductions	3,578,936
Expense reductions	(10,268)	3,568,668
Net investment income (loss)		12,033,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,193,054
Foreign currency transactions	(9,818)
Capital gain distributions from Fidelity Central Funds	99,337
Total net realized gain (loss)		28,282,573
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,731)	238,589
Assets and liabilities in foreign currencies	100,224
Total change in net unrealized appreciation (depreciation)		338,813
Net gain (loss)		28,621,386
Net increase (decrease) in net assets resulting from operations		$ 40,654,654

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,033,268	$ 8,338,209
Net realized gain (loss)	28,282,573	17,701,445
Change in net unrealized appreciation (depreciation)	338,813	17,350,510
Net increase (decrease) in net assets resulting from operations	40,654,654	43,390,164
Distributions to shareholders from net investment income	(19,987,638)	(7,200,897)
Distributions to shareholders from net realized gain	(17,726,464)	(11,938,214)
Total distributions	(37,714,102)	(19,139,111)
Share transactions - net increase (decrease)	358,180,675	65,831,764
Total increase (decrease) in net assets	361,121,227	90,082,817

Net Assets
Beginning of period	439,455,460	349,372,643
End of period (including undistributed net investment income of $236,566 and undistributed net investment income of $8,419,486, respectively)	$ 800,576,687	$ 439,455,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.64	$ 14.78	$ 14.35	$ 13.88	$ 12.16
Income from Investment Operations
Net investment income (loss) C	.36	.33	.31	.36 F	.30
Net realized and unrealized gain (loss)	.99	1.34	.50	.39	1.78
Total from investment operations	1.35	1.67	.81	.75	2.08
Distributions from net investment income	(.54)	(.31)	(.37)	(.28)	(.36)
Distributions from net realized gain	(.62)	(.50)	(.01)	-	-
Total distributions	(1.16)	(.81)	(.38)	(.28)	(.36)
Net asset value, end of period	$ 15.83	$ 15.64	$ 14.78	$ 14.35	$ 13.88
Total Return A, B	8.98%	11.78%	5.77%	5.47%	17.72%
Ratios to Average Net AssetsD, G
Expenses before reductions	.57%	.61%	.58%	.56%	.59%
Expenses net of fee waivers, if any	.57%	.61%	.58%	.56%	.59%
Expenses net of all reductions	.57%	.59%	.54%	.56%	.58%
Net investment income (loss)	2.25%	2.20%	2.22%	2.60%	2.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,561	$ 281,594	$ 276,343	$ 291,176	$ 295,656
Portfolio turnover rateE	41%	55%	140%	74%	102%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 14.70	$ 14.28	$ 13.81	$ 12.11
Income from Investment Operations
Net investment income (loss) C	.34	.31	.30	.34 F	.28
Net realized and unrealized gain (loss)	.99	1.33	.48	.40	1.77
Total from investment operations	1.33	1.64	.78	.74	2.05
Distributions from net investment income	(.49)	(.29)	(.35)	(.27)	(.35)
Distributions from net realized gain	(.62)	(.50)	(.01)	-	-
Total distributions	(1.11)	(.79)	(.36)	(.27)	(.35)
Net asset value, end of period	$ 15.77	$ 15.55	$ 14.70	$ 14.28	$ 13.81
Total Return A, B	8.90%	11.64%	5.61%	5.42%	17.53%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.72%	.68%	.67%	.69%
Expenses net of fee waivers, if any	.68%	.72%	.68%	.67%	.69%
Expenses net of all reductions	.68%	.69%	.65%	.67%	.68%
Net investment income (loss)	2.14%	2.09%	2.12%	2.50%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,376	$ 14,247	$ 18,181	$ 21,228	$ 21,903
Portfolio turnover rate E	41%	55%	140%	74%	102%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 14.62	$ 14.20	$ 13.75	$ 12.05
Income from Investment Operations
Net investment income (loss)C	.31	.28	.27	.32F	.26
Net realized and unrealized gain (loss)	.98	1.33	.50	.38	1.77
Total from investment operations	1.29	1.61	.77	.70	2.03
Distributions from net investment income	(.48)	(.27)	(.34)	(.25)	(.33)
Distributions from net realized gain	(.62)	(.50)	(.01)	-	-
Total distributions	(1.10)	(.77)	(.35)	(.25)	(.33)
Net asset value, end of period	$ 15.65	$ 15.46	$ 14.62	$ 14.20	$ 13.75
Total ReturnA, B	8.72%	11.50%	5.53%	5.15%	17.41%
Ratios to Average Net AssetsD, G
Expenses before reductions	.82%	.87%	.83%	.82%	.84%
Expenses net of fee waivers, if any	.82%	.87%	.83%	.82%	.84%
Expenses net of all reductions	.82%	.84%	.80%	.82%	.84%
Net investment income (loss)	2.00%	1.94%	1.95%	2.35%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,116	$ 56,139	$ 40,716	$ 37,020	$ 29,485
Portfolio turnover rateE	41%	55%	140%	74%	102%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 14.77	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.34	.31	.11
Net realized and unrealized gain (loss)	.99	1.32	.70
Total from investment operations	1.33	1.63	.81
Distributions from net investment income	(.53)	(.31)	-
Distributions from net realized gain	(.62)	(.50)	-
Total distributions	(1.15)	(.81)	-
Net asset value, end of period	$ 15.77	$ 15.59	$ 14.77
Total ReturnB, C, D	8.89%	11.56%	5.80%
Ratios to Average Net AssetsF, I
Expenses before reductions	.68%	.73%	.76%A
Expenses net of fee waivers, if any	.68%	.73%	.76%A
Expenses net of all reductions	.68%	.71%	.73%A
Net investment income (loss)	2.14%	2.07%	1.73%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 396,524	$ 87,476	$ 14,133
Portfolio turnover rateG	41%	55%	140%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

The Central Funds may have direct or indirect exposure to securities of issuers that hold mortgage securities, including securities backed by subprime mortgage loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds and monitoring current market trading activity, interest rates, credit quality and default rates for debt instruments. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustee compensation, short-term distributions from Fidelity Central Funds, certain foreign taxes and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,719,081
Unrealized depreciation	(39,356,510)
Net unrealized appreciation (depreciation)	44,362,571
Undistributed ordinary income	8,896,738
Undistributed long-term capital gain	20,337,841

Cost for federal income tax purposes	$ 774,032,849

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 31,709,977	$ 7,200,897
Long-term Capital Gains	6,004,125	11,938,214
Total	$ 37,714,102	$ 19,139,111

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $547,198,997 and $221,783,041, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 12,381
Service Class 2	217,039
$ 229,420

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 193,655
Service Class	10,051
Service Class 2	61,944
Investor Class	308,597
$ 574,247

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,098 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,012 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $37,468.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,207 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,964.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 9,335,952	$ 5,648,168
Service Class	362,154	346,499
Service Class 2	2,653,704	759,239
Investor Class	7,635,828	446,991
Total	$ 19,987,638	$ 7,200,897
From net realized gain
Initial Class	$ 11,000,156	$ 9,229,031
Service Class	538,019	599,479
Service Class 2	2,375,971	1,395,661
Investor Class	3,812,318	714,043
Total	$ 17,726,464	$ 11,938,214

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	957,314	1,241,550	$ 15,145,727	$ 18,332,029
Reinvestment of distributions	1,334,236	1,039,636	20,336,108	14,877,199
Shares redeemed	(2,959,533)	(2,970,279)	(46,715,047)	(43,945,090)
Net increase (decrease)	(667,983)	(689,093)	$ (11,233,212)	$ (10,735,862)
Service Class
Shares sold	24,593	12,787	$ 394,237	$ 183,548
Reinvestment of distributions	59,512	66,384	900,173	945,978
Shares redeemed	(405,715)	(399,681)	(6,456,526)	(5,859,260)
Net increase (decrease)	(321,610)	(320,510)	$ (5,162,116)	$ (4,729,734)

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Service Class 2
Shares sold	4,415,627	3,031,190	$ 69,190,267	$ 44,688,943
Reinvestment of distributions	331,594	151,860	5,029,674	2,154,900
Shares redeemed	(704,839)	(2,335,926)	(11,006,515)	(34,243,751)
Net increase (decrease)	4,042,382	847,124	$ 63,213,426	$ 12,600,092
Investor Class
Shares sold	19,027,117	4,881,408	$ 303,692,314	$ 72,088,001
Reinvestment of distributions	741,961	81,248	11,448,146	1,161,034
Shares redeemed	(241,975)	(310,216)	(3,777,883)	(4,551,767)
Net increase (decrease)	19,527,103	4,652,440	$ 311,362,577	$ 68,697,268

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 28, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Balanced. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Balanced. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Balanced. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Balanced. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Balanced. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Balanced. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Balanced. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Balanced. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP III Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/15/08	02/15/08	$0.01	$0.49
Service Class	02/15/08	02/15/08	$0.01	$0.49
Service Class 2	02/15/08	02/15/08	$0.01	$0.49
Investor Class	02/15/08	02/15/08	$0.01	$0.49

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $20,337,841, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 16% and 31%; Service Class designates 17% and 35%; Service Class 2 designates 17% and 35%; and Investor Class designates 16% and 31% of the dividends distributed in February 07 and December 07, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0208
1.540208.110

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fund A
VIP Dynamic Capital Appreciation - Initial Class	7.12%	13.48%	0.89%
VIP Dynamic Capital Appreciation - Service Class B	6.93%	13.33%	0.77%
VIP Dynamic Capital Appreciation - Service Class 2 C	6.73%	13.15%	0.61%
VIP Dynamic Capital Appreciation - Investor Class D	6.91%	13.42%	0.85%

A From September 25, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the past year, the fund finished ahead of the S&P 500. (For specific portfolio performance results, please refer to the performance section of this report.) Favorable stock selection in materials and consumer discretionary lifted the fund's results versus the index, along with a significant underweighting in the troubled financials sector. Additionally, the fund's foreign exposure was helpful amid weakness in the U.S. dollar. Most of our outperformance in materials came from Monsanto, as strong demand for the company's genetically modified seeds, driven in part by emerging markets such as China, aided the stock. Other notable contributors were French company Alstom, with businesses in power equipment and rail transportation; Switzerland-based ABB, a provider of power and automation equipment for utility and industrial customers; and shoe company Deckers Outdoor. In financials, large underweightings in Citigroup and Bank of America, two index components that were hurt by the subprime mortgage crisis, also had a positive impact on the fund's performance. Conversely, a sizable underweighting in energy hurt performance, as did ineffective stock picking in industrials and telecommunication services. Underweightings in information technology and consumer staples further undermined our results. AMR, the parent company of American Airlines, struggled with high fuel costs, as did Continental Airlines and US Airways Group. CB Richard Ellis Group, a provider of commercial real estate services, and telecommunication services provider Qwest Communications further detracted from performance. A number of stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 972.30	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.37	$ 3.87
Service Class
Actual	$ 1,000.00	$ 971.00	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33
Service Class 2
Actual	$ 1,000.00	$ 970.30	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.01	$ 5.24
Investor Class
Actual	$ 1,000.00	$ 970.40	$ 4.37
HypotheticalA	$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.76%
Service Class	.85%
Service Class 2	1.03%
Investor Class	.88%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.9	4.0
The Walt Disney Co.	5.5	4.2
Biogen Idec, Inc.	4.6	4.1
Alstom SA	4.5	3.3
Qwest Communications International, Inc.	2.7	3.4
Elan Corp. PLC sponsored ADR	2.5	2.2
AMR Corp.	2.5	3.4
American Tower Corp. Class A	2.1	2.0
Apple, Inc.	2.1	0.5
Schlumberger Ltd. (NY Shares)	1.8	0.5
	34.2
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.5	29.7
Consumer Discretionary	16.1	19.9
Health Care	10.5	9.6
Telecommunication Services	9.2	10.5
Materials	8.9	7.5
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks 92.8%		Stocks 99.2%
	Bonds 0.1%		Bonds 0.1%
	Short-Term Investments and Net Other Assets 7.1%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	22.9%	** Foreign investments	24.0%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.1%
Automobiles - 2.5%
Fiat SpA	43,826	$ 1,131,766
Renault SA	9,500	1,344,976
		2,476,742
Hotels, Restaurants & Leisure - 2.1%
Accor SA	19,300	1,540,703
Paddy Power PLC (Ireland)	12,900	423,779
Six Flags, Inc. (a)	40,400	82,012
		2,046,494
Media - 5.9%
Mediacom Communications Corp. Class A (a)	33,449	153,531
The Walt Disney Co.	169,100	5,458,548
Wolters Kluwer NV (Certificaten Van Aandelen)	6,800	223,090
		5,835,169
Multiline Retail - 0.9%
Saks, Inc.	40,600	842,856
Specialty Retail - 2.8%
Abercrombie & Fitch Co. Class A	21,600	1,727,352
bebe Stores, Inc.	25,500	327,930
Guess?, Inc.	17,094	647,692
		2,702,974
Textiles, Apparel & Luxury Goods - 1.9%
Deckers Outdoor Corp. (a)	11,200	1,736,672
Polo Ralph Lauren Corp. Class A	2,400	148,296
		1,884,968
TOTAL CONSUMER DISCRETIONARY		15,789,203
CONSUMER STAPLES - 4.1%
Beverages - 1.1%
PepsiCo, Inc.	7,800	592,020
The Coca-Cola Co.	7,800	478,686
		1,070,706
Household Products - 0.6%
Colgate-Palmolive Co.	7,373	574,799
Tobacco - 2.4%
Altria Group, Inc.	10,738	811,578
Reynolds American, Inc.	23,500	1,550,060
		2,361,638
TOTAL CONSUMER STAPLES		4,007,143
ENERGY - 3.9%
Energy Equipment & Services - 1.8%
Schlumberger Ltd. (NY Shares)	18,200	1,790,334

	Shares	Value
Oil, Gas & Consumable Fuels - 2.1%
Frontier Oil Corp.	21,000	$ 852,180
XTO Energy, Inc.	22,375	1,149,180
		2,001,360
TOTAL ENERGY		3,791,694
FINANCIALS - 8.0%
Capital Markets - 4.6%
Janus Capital Group, Inc.	26,700	877,095
Jefferies Group, Inc.	26,201	603,933
Lehman Brothers Holdings, Inc.	6,800	444,992
Merrill Lynch & Co., Inc.	9,300	499,224
MF Global Ltd.	25,498	802,422
Morgan Stanley	2,100	111,531
T. Rowe Price Group, Inc.	19,184	1,167,922
		4,507,119
Commercial Banks - 0.4%
Wachovia Corp.	10,300	391,709
Diversified Financial Services - 1.2%
Bank of America Corp.	10,300	424,978
CIT Group, Inc.	5,014	120,486
Citigroup, Inc.	21,600	635,904
		1,181,368
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	75,092	1,618,233
Jones Lang LaSalle, Inc.	2,223	158,189
		1,776,422
TOTAL FINANCIALS		7,856,618
HEALTH CARE - 10.5%
Biotechnology - 5.6%
Biogen Idec, Inc. (a)	79,151	4,505,275
Genentech, Inc. (a)	15,658	1,050,182
		5,555,457
Health Care Equipment & Supplies - 0.2%
Hologic, Inc. (a)	2,400	164,736
Health Care Providers & Services - 1.0%
Healthways, Inc. (a)	1,000	58,440
VCA Antech, Inc. (a)	21,100	933,253
		991,693
Life Sciences Tools & Services - 0.5%
Bruker BioSciences Corp. (a)	900	11,970
PerkinElmer, Inc.	4,600	119,692
Techne Corp. (a)	5,337	352,509
		484,171
Pharmaceuticals - 3.2%
Elan Corp. PLC sponsored ADR (a)	113,745	2,500,115
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	7,800	$ 453,258
Schering-Plough Corp.	6,600	175,824
		3,129,197
TOTAL HEALTH CARE		10,325,254
INDUSTRIALS - 22.4%
Aerospace & Defense - 1.8%
Precision Castparts Corp.	5,300	735,110
Raytheon Co.	9,629	584,480
Spirit AeroSystems Holdings, Inc. Class A	13,900	479,550
		1,799,140
Airlines - 7.2%
AMR Corp. (a)	176,200	2,472,086
Continental Airlines, Inc. Class B (a)	68,300	1,519,675
Ryanair Holdings PLC sponsored ADR (a)	28,200	1,112,208
UAL Corp.	36,560	1,303,730
US Airways Group, Inc. (a)	44,300	651,653
		7,059,352
Electrical Equipment - 6.8%
ABB Ltd. sponsored ADR	51,800	1,491,840
Alstom SA	20,510	4,400,047
Schneider Electric SA	5,605	758,117
		6,650,004
Machinery - 3.0%
Cummins, Inc.	10,583	1,347,957
Deere & Co.	17,720	1,650,086
		2,998,043
Road & Rail - 3.6%
Burlington Northern Santa Fe Corp.	5,790	481,902
Hertz Global Holdings, Inc.	42,807	680,203
Norfolk Southern Corp.	14,442	728,454
Union Pacific Corp.	12,800	1,607,936
		3,498,495
TOTAL INDUSTRIALS		22,005,034
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 2.8%
Harris Corp.	10,200	639,336
Nokia Corp. sponsored ADR	23,400	898,326
Research In Motion Ltd. (a)	10,300	1,168,020
		2,705,682
Computers & Peripherals - 2.1%
Apple, Inc. (a)	10,200	2,020,416
Internet Software & Services - 2.8%
DealerTrack Holdings, Inc. (a)	24,942	834,809

	Shares	Value
Equinix, Inc. (a)	2,896	$ 292,699
Google, Inc. Class A (sub. vtg.) (a)	2,400	1,659,552
		2,787,060
Semiconductors & Semiconductor Equipment - 0.1%
Skyworks Solutions, Inc. (a)	13,400	113,900
Software - 0.6%
Microsoft Corp.	17,600	626,560
TOTAL INFORMATION TECHNOLOGY		8,253,618
MATERIALS - 8.9%
Chemicals - 7.2%
International Flavors & Fragrances, Inc.	4,430	213,216
Monsanto Co.	51,721	5,776,717
Syngenta AG sponsored ADR	22,800	1,155,048
		7,144,981
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	8,100	400,950
Metals & Mining - 1.3%
Allegheny Technologies, Inc.	2,010	173,664
Freeport-McMoRan Copper & Gold, Inc. Class B	7,503	768,607
Titanium Metals Corp.	11,647	308,063
		1,250,334
TOTAL MATERIALS		8,796,265
TELECOMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 4.5%
Cbeyond, Inc. (a)	12,718	495,875
Qwest Communications International, Inc.	371,500	2,604,215
Verizon Communications, Inc.	29,100	1,271,379
		4,371,469
Wireless Telecommunication Services - 4.7%
America Movil SAB de CV Series L sponsored ADR	15,600	957,684
American Tower Corp. Class A (a)	49,300	2,100,180
Centennial Communications Corp. Class A (a)	39,518	367,122
Millicom International Cellular SA (a)	2,900	342,026
NII Holdings, Inc. (a)	18,383	888,267
		4,655,279
TOTAL TELECOMMUNICATION SERVICES		9,026,748
UTILITIES - 1.3%
Electric Utilities - 0.6%
Duke Energy Corp.	13,585	274,009
Progress Energy, Inc.	7,800	377,754
		651,763
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
EDF Energies Nouvelles SA	9,736	$ 677,898
TOTAL UTILITIES		1,329,661
TOTAL COMMON STOCKS (Cost $78,422,618)		91,181,238
Nonconvertible Bonds - 0.1%
	Principal Amount
INDUSTRIALS - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc.:
7.7% 12/15/49 (a)	$ 200,000	8,500
7.9% 12/15/09 (a)	60,000	2,700
8.3% 12/15/29 (a)	610,000	27,450
9% 5/15/16 (a)	70,000	2,975
9.75% 5/15/21 (a)	40,000	1,700
10% 8/15/08 (a)	110,000	4,950
10.375% 2/1/11 (a)	60,000	2,550
		50,825
TOTAL NONCONVERTIBLE BONDS (Cost $33,584)		50,825
Money Market Funds - 6.8%
	Shares
Fidelity Cash Central Fund, 4.58% (b) (Cost $6,712,045)	6,712,045	6,712,045
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 1.41%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Government Obligations) # (Cost $30,000)	$ 30,002	$ 30,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $85,198,247)	97,974,108
NET OTHER ASSETS - 0.3%	327,805
NET ASSETS - 100%	$ 98,301,913
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$30,000 due 1/02/08 at 1.41%
ABN AMRO Bank N.V., New York Branch	$ 13,102
Lehman Brothers, Inc.	8,156
Merrill Lynch Government Securities, Inc.	8,742
$ 30,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 155,689
Fidelity Securities Lending Cash Central Fund	11,403
Total	$ 167,092
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.1%
France	9.0%
Ireland	4.0%
Switzerland	2.6%
Netherlands Antilles	1.8%
Canada	1.2%
Italy	1.1%
Mexico	1.0%
Others (individually less than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $30,000) - See accompanying schedule: Unaffiliated issuers (cost $78,486,202)	$ 91,262,063
Fidelity Central Funds (cost $6,712,045)	6,712,045
Total Investments (cost $85,198,247)		$ 97,974,108
Cash		373
Receivable for investments sold		52,453
Receivable for fund shares sold		372,940
Dividends receivable		132,372
Distributions receivable from Fidelity Central Funds		13,445
Prepaid expenses		345
Other receivables		1,194
Total assets		98,547,230

Liabilities
Payable for investments purchased	$ 30,399
Payable for fund shares redeemed	107,107
Accrued management fee	46,506
Distribution fees payable	4,827
Other affiliated payables	11,851
Other payables and accrued expenses	44,627
Total liabilities		245,317

Net Assets		$ 98,301,913
Net Assets consist of:
Paid in capital		$ 85,184,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		341,686
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,776,010
Net Assets		$ 98,301,913

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($42,886,681 ÷ 4,699,687 shares)	$ 9.13

Service Class: Net Asset Value, offering price and redemption price per share ($665,778 ÷ 73,423 shares)	$ 9.07

Service Class 2: Net Asset Value, offering price and redemption price per share ($22,686,986 ÷ 2,527,061 shares)	$ 8.98

Investor Class: Net Asset Value, offering price and redemption price per share ($32,062,468 ÷ 3,514,778 shares)	$ 9.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 1,074,309
Interest		64
Income from Fidelity Central Funds		167,092
Total income		1,241,465

Expenses
Management fee	$ 611,578
Transfer agent fees	120,187
Distribution fees	60,191
Accounting and security lending fees	43,346
Custodian fees and expenses	43,393
Independent trustees' compensation	380
Audit	50,296
Legal	723
Miscellaneous	11,454
Total expenses before reductions	941,548
Expense reductions	(5,121)	936,427
Net investment income (loss)		305,038
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,407,418
Foreign currency transactions	(4,509)
Total net realized gain (loss)		10,402,909
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,188,961)
Assets and liabilities in foreign currencies	143
Total change in net unrealized appreciation (depreciation)		(3,188,818)
Net gain (loss)		7,214,091
Net increase (decrease) in net assets resulting from operations		$ 7,519,129

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 305,038	$ 428,327
Net realized gain (loss)	10,402,909	4,964,883
Change in net unrealized appreciation (depreciation)	(3,188,818)	6,045,711
Net increase (decrease) in net assets resulting from operations	7,519,129	11,438,921
Distributions to shareholders from net investment income	(282,239)	(477,277)
Distributions to shareholders from net realized gain	(11,227,871)	(2,812,139)
Total distributions	(11,510,110)	(3,289,416)
Share transactions - net increase (decrease)	(4,350,915)	14,557,067
Total increase (decrease) in net assets	(8,341,896)	22,706,572

Net Assets
Beginning of period	106,643,809	83,937,237
End of period	$ 98,301,913	$ 106,643,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.61	$ 8.71	$ 7.19	$ 7.09	$ 5.65
Income from Investment Operations
Net investment income (loss) C	.04	.04	.02 F	(.03) G	(.02)
Net realized and unrealized gain (loss)	.65	1.17	1.50	.13	1.46
Total from investment operations	.69	1.21	1.52	.10	1.44
Distributions from net investment income	(.04)	(.05)	-	-	-
Distributions from net realized gain	(1.13)	(.26)	-	-	-
Total distributions	(1.17)	(.31)	-	-	-
Net asset value, end of period	$ 9.13	$ 9.61	$ 8.71	$ 7.19	$ 7.09
Total Return A, B	7.12%	13.97%	21.14%	1.41%	25.49%
Ratios to Average Net Assets D, H
Expenses before reductions	.77%	.78%	.88%	.98%	1.83%
Expenses net of fee waivers, if any	.77%	.78%	.85%	.98%	1.06%
Expenses net of all reductions	.76%	.77%	.76%	.91%	.96%
Net investment income (loss)	.37%	.48%	.21% F	(.48)% G	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,887	$ 59,549	$ 57,609	$ 19,486	$ 16,684
Portfolio turnover rate E	138%	161%	201%	226%	307%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 8.65	$ 7.15	$ 7.06	$ 5.64
Income from Investment Operations
Net investment income (loss) C	.03	.04	.01 F	(.04) G	(.04)
Net realized and unrealized gain (loss) C	.64	1.17	1.49	.13	1.46
Total from investment operations	.67	1.21	1.50	.09	1.42
Distributions from net investment income	(.03)	(.04)	-	-	-
Distributions from net realized gain	(1.13)	(.26)	-	-	-
Total distributions	(1.16)	(.30)	-	-	-
Net asset value, end of period	$ 9.07	$ 9.56	$ 8.65	$ 7.15	$ 7.06
Total Return A, B	6.93%	13.99%	20.98%	1.27%	25.18%
Ratios to Average Net Assets D, H
Expenses before reductions	.86%	.88%	.99%	1.07%	1.92%
Expenses net of fee waivers, if any	.86%	.88%	.96%	1.07%	1.38%
Expenses net of all reductions	.86%	.87%	.88%	1.00%	1.29%
Net investment income (loss)	.28%	.38%	.11% F	(.57)% G	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 666	$ 910	$ 879	$ 644	$ 852
Portfolio turnover rate E	138%	161%	201%	226%	307%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 8.58	$ 7.11	$ 7.02	$ 5.62
Income from Investment Operations
Net investment income (loss) C	.01	.02	- F, I	(.05) G	(.05)
Net realized and unrealized gain (loss)	.63	1.16	1.47	.14	1.45
Total from investment operations	.64	1.18	1.47	.09	1.40
Distributions from net investment income	(.01)	(.02)	-	-	-
Distributions from net realized gain	(1.13)	(.26)	-	-	-
Total distributions	(1.14)	(.28)	-	-	-
Net asset value, end of period	$ 8.98	$ 9.48	$ 8.58	$ 7.11	$ 7.02
Total Return A, B	6.73%	13.81%	20.68%	1.28%	24.91%
Ratios to Average Net Assets D, H
Expenses before reductions	1.04%	1.05%	1.18%	1.26%	2.10%
Expenses net of fee waivers, if any	1.04%	1.05%	1.11%	1.25%	1.51%
Expenses net of all reductions	1.03%	1.04%	1.03%	1.17%	1.41%
Net investment income (loss)	.10%	.21%	(.04)% F	(.74)% G	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,687	$ 23,720	$ 18,208	$ 12,928	$ 10,772
Portfolio turnover rate E	138%	161%	201%	226%	307%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.61	$ 8.71	$ 7.89
Income from Investment Operations
Net investment income (loss) E	.03	.03	- J
Net realized and unrealized gain (loss)	.64	1.17	.82
Total from investment operations	.67	1.20	.82
Distributions from net investment income	(.03)	(.04)	-
Distributions from net realized gain	(1.13)	(.26)	-
Total distributions	(1.16)	(.30)	-
Net asset value, end of period	$ 9.12	$ 9.61	$ 8.71
Total Return B, C, D	6.91%	13.87%	10.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.88%	.90%	1.04% A
Expenses net of fee waivers, if any	.88%	.90%	1.00% A
Expenses net of all reductions	.88%	.89%	.92% A
Net investment income (loss)	.25%	.36%	.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,062	$ 22,464	$ 7,241
Portfolio turnover rate G	138%	161%	201%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,851,692
Unrealized depreciation	(7,217,567)
Net unrealized appreciation (depreciation)	12,634,125
Undistributed ordinary income	13,481
Undistributed long-term capital gain	470,093

Cost for federal income tax purposes	$ 85,339,983

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 5,497,385	$ 477,277
Long-term Capital Gains	6,012,725	2,812,139
Total	$ 11,510,110	$ 3,289,416

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $146,342,602 and $167,834,247, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 853
Service Class 2	59,338
$ 60,191

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 39,473
Service Class	576
Service Class 2	21,360
Investor Class	58,778
$ 120,187

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from. 18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,680 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $231 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,403.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,096 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 76% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 161,654	$ 328,647
Service Class	1,715	3,418
Service Class 2	27,177	53,279
Investor Class	91,693	91,933
Total	$ 282,239	$ 477,277
From net realized gain
Initial Class	$ 5,045,827	$ 1,564,621
Service Class	80,105	24,015
Service Class 2	2,590,214	629,659
Investor Class	3,511,725	593,844
Total	$ 11,227,871	$ 2,812,139

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	717,533	2,831,511	$ 7,278,289	$ 26,393,812
Reinvestment of distributions	560,811	199,398	5,207,481	1,893,269
Shares redeemed	(2,773,944)	(3,451,889)	(28,210,231)	(31,710,043)
Net increase (decrease)	(1,495,600)	(420,980)	$ (15,724,461)	$ (3,422,962)
Service Class
Shares sold	19,082	23,129	$ 190,455	$ 212,077
Reinvestment of distributions	8,857	2,903	81,820	27,433
Shares redeemed	(49,772)	(32,340)	(497,922)	(293,400)
Net increase (decrease)	(21,833)	(6,308)	$ (225,647)	$ (53,890)
Service Class 2
Shares sold	579,934	1,371,579	$ 5,816,289	$ 12,518,023
Reinvestment of distributions	287,037	72,886	2,617,391	682,938
Shares redeemed	(843,254)	(1,062,736)	(8,386,696)	(9,658,688)
Net increase (decrease)	23,717	381,729	$ 46,984	$ 3,542,273
Investor Class
Shares sold	1,549,537	3,161,489	$ 15,726,601	$ 29,326,508
Reinvestment of distributions	389,459	72,152	3,603,418	685,776
Shares redeemed	(761,472)	(1,727,937)	(7,777,810)	(15,520,638)
Net increase (decrease)	1,177,524	1,505,704	$ 11,552,209	$ 14,491,646

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Dynamic Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Dynamic Capital Appreciation. Mr. Herring also serves as Vice President of certain Equity Funds (2006-
present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of VIP Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Dynamic Capital Appreciation. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-
present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/15/08	02/15/08	$0.05
Service Class	02/15/08	02/15/08	$0.05
Service Class 2	02/15/08	02/15/08	$0.05
Investor Class	02/15/08	02/15/08	$0.05

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $5,772,313, or, if subsequently determined to be different, the net capital gain of such year.

Investor Class designates 67% and 12%; Initial Class designates 67% and 12%; Service Class designates 67% and 12%; and Service Class 2 designates 67% and 12%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2006, and the total expenses of Service Class 2 ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0208
1.751799.107

Fidelity® Variable Insurance Products:
Growth & Income Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income - Initial Class	12.12%	12.33%	6.38%
VIP Growth & Income - Service Class A	12.00%	12.21%	6.25%
VIP Growth & Income - Service Class 2 B	11.86%	12.05%	6.13%
VIP Growth & Income - Investor Class C	12.05%	12.26%	6.34%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, VIP Growth & Income Portfolio substantially outpaced the S&P 500. (For specific portfolio performance results, please refer to the performance section of this report.) Stock selection in financials, helped in large part by underweighting the more credit-sensitive diversified financials and banks, had a substantial positive impact on results. A strong showing from our capital goods holdings in energy-related businesses also helped. My choices within consumer discretionary, however, detracted from results. In energy, my emphasis on oilfield services companies such as Cameron International, Smith International and Schlumberger proved particularly successful. McDermott International, Vestas Wind Systems of Denmark and China's Suntech Power Holdings, three capital goods companies closely tied to energy development, also helped boost performance. Among non-energy-related holdings, a top contributor was State Street Corp., a custodian and manager of financial assets. Of these contributors, only State Street, Smith International and Schlumberger were index components. Although my insurance holdings performed well overall, industry leader American International Group (AIG) disappointed. It declined early in the year because of heavy selling of its stock by trusts controlled by its ousted chairman. Later, investors worried about AIG's exposure to subprime mortgages and other potentially troublesome mortgage debt securities. Jamba, a non-index holding, declined because of disappointing sales in its chain of fruit-based beverage restaurants. The lack of exposure to strong-performing index components Chevron, ConocoPhillips and Coca-Cola also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,036.00	$ 2.93
HypotheticalA	$ 1,000.00	$ 1,022.33	$ 2.91
Service Class
Actual	$ 1,000.00	$ 1,035.20	$ 3.44
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class 2
Actual	$ 1,000.00	$ 1,034.60	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18
Investor Class
Actual	$ 1,000.00	$ 1,035.10	$ 3.59
HypotheticalA	$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.57%
Service Class	.67%
Service Class 2.82%
Investor Class	.70%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	3.0
American International Group, Inc.	3.9	3.8
Microsoft Corp.	3.6	2.4
General Electric Co.	2.4	3.5
Cisco Systems, Inc.	2.4	2.2
Procter & Gamble Co.	2.4	1.9
AT&T, Inc.	1.9	1.8
State Street Corp.	1.8	1.0
United Technologies Corp.	1.8	1.5
Google, Inc. Class A (sub. vtg.)	1.7	1.7
	26.4
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.9	19.9
Financials	19.7	20.7
Energy	13.4	10.9
Industrials	12.8	12.2
Health Care	10.8	12.3
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks 98.4%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	10.6%	** Foreign investments	10.2%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 5.2%
Automobiles - 0.4%
General Motors Corp. (d)	221,100	$ 5,503,179
Hotels, Restaurants & Leisure - 0.4%
Jamba, Inc. (a)(d)	434,350	1,607,095
Starbucks Corp. (a)	207,150	4,240,361
		5,847,456
Household Durables - 1.0%
D.R. Horton, Inc.	325,500	4,286,835
Toll Brothers, Inc. (a)	225,000	4,513,500
Whirlpool Corp.	80,500	6,571,215
		15,371,550
Media - 1.2%
E.W. Scripps Co. Class A	99,600	4,482,996
EchoStar Communications Corp. Class A (a)	47,300	1,784,156
News Corp. Class B	489,400	10,399,750
Time Warner, Inc.	149,200	2,463,292
		19,130,194
Multiline Retail - 0.8%
JCPenney Co., Inc.	32,200	1,416,478
Sears Holdings Corp. (a)(d)	31,900	3,255,395
Target Corp.	159,600	7,980,000
		12,651,873
Specialty Retail - 1.4%
Best Buy Co., Inc.	20,481	1,078,325
Lowe's Companies, Inc.	394,900	8,932,638
PetSmart, Inc.	161,000	3,788,330
Staples, Inc.	222,802	5,140,042
Tiffany & Co., Inc.	60,200	2,771,006
		21,710,341
TOTAL CONSUMER DISCRETIONARY		80,214,593
CONSUMER STAPLES - 7.3%
Beverages - 0.4%
Molson Coors Brewing Co. Class B	70,407	3,634,409
PepsiCo, Inc.	43,400	3,294,060
		6,928,469
Food & Staples Retailing - 1.3%
China Nepstar Chain Drugstore Ltd. ADR	67,700	1,190,166
CVS Caremark Corp.	287,000	11,408,250
Sysco Corp.	156,500	4,884,365
Wal-Mart Stores, Inc.	45,316	2,153,869
		19,636,650
Food Products - 1.7%
Kraft Foods, Inc. Class A	224,900	7,338,487
McCormick & Co., Inc. (non-vtg.)	105,300	3,991,923
Nestle SA sponsored ADR	130,800	14,976,600
		26,307,010

	Shares	Value
Household Products - 2.9%
Colgate-Palmolive Co.	95,200	$ 7,421,792
Procter & Gamble Co.	501,700	36,834,814
		44,256,606
Tobacco - 1.0%
Altria Group, Inc.	209,960	15,868,777
TOTAL CONSUMER STAPLES		112,997,512
ENERGY - 13.4%
Energy Equipment & Services - 5.0%
Baker Hughes, Inc.	55,400	4,492,940
Cameron International Corp. (a)	433,800	20,878,794
Diamond Offshore Drilling, Inc.	35,900	5,097,800
Halliburton Co.	104,293	3,953,748
Nabors Industries Ltd. (a)	83,900	2,298,021
Schlumberger Ltd. (NY Shares)	243,600	23,962,932
Smith International, Inc.	221,176	16,333,848
		77,018,083
Oil, Gas & Consumable Fuels - 8.4%
Chesapeake Energy Corp.	135,100	5,295,920
Devon Energy Corp.	84,500	7,512,895
EOG Resources, Inc.	80,900	7,220,325
Exxon Mobil Corp.	747,364	70,020,531
Peabody Energy Corp.	217,900	13,431,356
Petroplus Holdings AG	30,202	2,337,171
Plains Exploration & Production Co. (a)	154,600	8,348,400
Ultra Petroleum Corp. (a)	66,290	4,739,735
Valero Energy Corp.	159,000	11,134,770
		130,041,103
TOTAL ENERGY		207,059,186
FINANCIALS - 19.7%
Capital Markets - 6.1%
Ameriprise Financial, Inc.	74,300	4,094,673
Bank of New York Mellon Corp.	245,746	11,982,575
Charles Schwab Corp.	424,580	10,848,019
Franklin Resources, Inc.	9,900	1,132,857
Goldman Sachs Group, Inc.	55,600	11,956,780
Janus Capital Group, Inc.	142,417	4,678,398
Lehman Brothers Holdings, Inc.	178,000	11,648,320
State Street Corp.	349,677	28,393,772
T. Rowe Price Group, Inc.	149,600	9,107,648
		93,843,042
Commercial Banks - 0.6%
PNC Financial Services Group, Inc.	20,200	1,326,130
Standard Chartered PLC (United Kingdom)	149,257	5,468,405
U.S. Bancorp, Delaware	65,200	2,069,448
		8,863,983
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.8%
American Express Co.	54,100	$ 2,814,282
Capital One Financial Corp.	118,200	5,586,132
Discover Financial Services	221,100	3,334,188
		11,734,602
Diversified Financial Services - 2.4%
Bank of America Corp.	394,320	16,269,643
Bolsa de Mercadorias & Futuros - BM&F SA	55,600	773,090
Bovespa Holding SA	18,000	337,146
Citigroup, Inc.	493,300	14,522,752
Deutsche Boerse AG	27,600	5,467,934
		37,370,565
Insurance - 8.6%
ACE Ltd.	189,800	11,725,844
AFLAC, Inc.	93,400	5,849,642
American International Group, Inc.	1,026,364	59,837,021
Berkshire Hathaway, Inc. Class A (a)	72	10,195,200
Everest Re Group Ltd.	42,500	4,267,000
Fidelity National Financial, Inc. Class A	270,300	3,949,083
Hartford Financial Services Group, Inc.	102,400	8,928,256
Loews Corp.	98,900	4,978,626
National Financial Partners Corp.	111,400	5,080,954
Prudential Financial, Inc.	132,300	12,309,192
W.R. Berkley Corp.	184,800	5,508,888
		132,629,706
Real Estate Investment Trusts - 0.4%
Annaly Capital Management, Inc.	376,600	6,846,588
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	286,600	2,562,204
Freddie Mac	165,200	5,628,364
Hudson City Bancorp, Inc.	287,300	4,315,246
		12,505,814
TOTAL FINANCIALS		303,794,300
HEALTH CARE - 10.8%
Biotechnology - 1.6%
Amgen, Inc. (a)	12,510	580,964
Biogen Idec, Inc. (a)	16,330	929,504
Celgene Corp. (a)	25,800	1,192,218
Cephalon, Inc. (a)	69,800	5,008,848
Genentech, Inc. (a)	62,500	4,191,875
Gilead Sciences, Inc. (a)	161,100	7,412,211
PDL BioPharma, Inc. (a)	266,034	4,660,916
		23,976,536
Health Care Equipment & Supplies - 3.4%
Alcon, Inc.	30,000	4,291,200
Baxter International, Inc.	109,100	6,333,255
Becton, Dickinson & Co.	126,000	10,531,080
C.R. Bard, Inc.	92,000	8,721,600

	Shares	Value
Cooper Companies, Inc.	68,568	$ 2,605,584
Covidien Ltd.	179,500	7,950,055
Medtronic, Inc.	116,900	5,876,563
Mindray Medical International Ltd. sponsored ADR	43,100	1,852,007
St. Jude Medical, Inc. (a)	117,670	4,782,109
		52,943,453
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc. (d)	60,100	1,707,441
Health Net, Inc. (a)	52,100	2,516,430
Henry Schein, Inc. (a)	164,505	10,100,607
I-trax, Inc. (a)	240,700	854,485
Medco Health Solutions, Inc. (a)	65,400	6,631,560
Tenet Healthcare Corp. (a)	252,000	1,280,160
UnitedHealth Group, Inc.	66,200	3,852,840
		26,943,523
Life Sciences Tools & Services - 0.1%
Affymetrix, Inc. (a)	55,600	1,286,584
Pharmaceuticals - 4.0%
Abbott Laboratories	171,600	9,635,340
Allergan, Inc.	88,300	5,672,392
Johnson & Johnson	171,100	11,412,370
Merck & Co., Inc.	338,400	19,664,424
Pfizer, Inc.	85,700	1,947,961
Roche Holding AG (participation certificate)	20,939	3,576,381
Schering-Plough Corp.	168,600	4,491,504
Wyeth	106,000	4,684,140
		61,084,512
TOTAL HEALTH CARE		166,234,608
INDUSTRIALS - 12.8%
Aerospace & Defense - 3.9%
General Dynamics Corp.	120,600	10,732,194
Hexcel Corp. (a)	115,500	2,804,340
Honeywell International, Inc.	251,900	15,509,483
Lockheed Martin Corp.	35,800	3,768,308
United Technologies Corp.	369,000	28,243,260
		61,057,585
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	94,600	5,119,752
FedEx Corp.	29,500	2,630,515
United Parcel Service, Inc. Class B	18,400	1,301,248
		9,051,515
Airlines - 0.3%
AMR Corp. (a)	96,700	1,356,701
Delta Air Lines, Inc. (a)	77,600	1,155,464
UAL Corp.	73,800	2,631,708
		5,143,873
Commercial Services & Supplies - 0.2%
Manpower, Inc.	55,750	3,172,175
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.5%
Alstom SA	21,900	$ 4,698,246
Evergreen Solar, Inc. (a)(d)	318,200	5,495,314
Gamesa Corporacion Tecnologica, SA	68,600	3,201,673
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	47,400	3,901,968
Vestas Wind Systems AS (a)	49,800	5,380,149
		22,677,350
Industrial Conglomerates - 3.8%
General Electric Co.	1,016,600	37,685,362
McDermott International, Inc. (a)	194,900	11,504,947
Siemens AG sponsored ADR	57,000	8,969,520
		58,159,829
Machinery - 1.6%
Caterpillar, Inc.	88,000	6,385,280
Danaher Corp.	107,200	9,405,728
Eaton Corp.	100,800	9,772,560
		25,563,568
Road & Rail - 0.9%
Landstar System, Inc.	141,600	5,968,440
Union Pacific Corp.	61,400	7,713,068
		13,681,508
TOTAL INDUSTRIALS		198,507,403
INFORMATION TECHNOLOGY - 20.9%
Communications Equipment - 5.1%
Cisco Systems, Inc. (a)	1,382,100	37,413,447
Comverse Technology, Inc. (a)	234,065	4,037,621
Corning, Inc.	429,100	10,294,109
Harris Corp.	119,600	7,496,528
Infinera Corp.	25,300	375,452
Juniper Networks, Inc. (a)	147,800	4,906,960
Nokia Corp. sponsored ADR	167,200	6,418,808
QUALCOMM, Inc.	109,100	4,293,085
Research In Motion Ltd. (a)	29,100	3,299,940
		78,535,950
Computers & Peripherals - 3.2%
Apple, Inc. (a)	121,373	24,041,564
EMC Corp. (a)	74,300	1,376,779
Hewlett-Packard Co.	488,000	24,634,240
		50,052,583
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	130,314	4,787,736
Internet Software & Services - 2.6%
CMGI, Inc. (a)	148,930	1,949,494
eBay, Inc. (a)	320,131	10,625,148
Google, Inc. Class A (sub. vtg.) (a)	37,402	25,862,735

	Shares	Value
Move, Inc. (a)	404,100	$ 990,045
Yahoo!, Inc. (a)	74,000	1,721,240
		41,148,662
IT Services - 0.7%
Paychex, Inc. (d)	139,500	5,052,690
The Western Union Co.	228,200	5,540,696
		10,593,386
Office Electronics - 0.2%
Canon, Inc.	61,300	2,809,379
Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc.	590,200	10,481,952
ARM Holdings PLC sponsored ADR	297,900	2,204,460
Broadcom Corp. Class A (a)	138,700	3,625,618
Fairchild Semiconductor International, Inc. (a)	122,300	1,764,789
FormFactor, Inc. (a)	42,688	1,412,973
Infineon Technologies AG sponsored ADR (a)	163,700	1,905,468
Intel Corp.	631,400	16,833,124
Intersil Corp. Class A	98,212	2,404,230
Lam Research Corp. (a)	60,900	2,632,707
Marvell Technology Group Ltd. (a)	157,283	2,198,816
National Semiconductor Corp.	174,300	3,946,152
Samsung Electronics Co. Ltd.	2,110	1,253,242
Skyworks Solutions, Inc. (a)	161,900	1,376,150
		52,039,681
Software - 5.4%
Adobe Systems, Inc. (a)	120,800	5,161,784
Cognos, Inc. (a)	57,600	3,316,032
Electronic Arts, Inc. (a)	86,400	5,046,624
Gameloft (a)	111,700	978,090
Microsoft Corp.	1,572,500	55,981,000
Nintendo Co. Ltd.	4,100	2,428,840
Oracle Corp. (a)	323,600	7,306,888
Quest Software, Inc. (a)	179,790	3,315,328
		83,534,586
TOTAL INFORMATION TECHNOLOGY		323,501,963
MATERIALS - 3.1%
Chemicals - 2.3%
Albemarle Corp.	76,984	3,175,590
Dow Chemical Co.	53,900	2,124,738
Monsanto Co.	123,320	13,773,611
Praxair, Inc.	181,000	16,056,510
		35,130,449
Metals & Mining - 0.8%
Alcoa, Inc.	102,400	3,742,720
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Barrick Gold Corp.	104,900	$ 4,411,174
Titanium Metals Corp.	149,260	3,947,927
		12,101,821
TOTAL MATERIALS		47,232,270
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	708,200	29,432,792
Level 3 Communications, Inc. (a)	966,470	2,938,069
Qwest Communications International, Inc.	129,100	904,991
Verizon Communications, Inc.	460,000	20,097,400
		53,373,252
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	175,800	7,489,080
Clearwire Corp.	110,000	1,508,100
Sprint Nextel Corp.	87,300	1,146,249
		10,143,429
TOTAL TELECOMMUNICATION SERVICES		63,516,681
UTILITIES - 1.1%
Electric Utilities - 1.1%
Exelon Corp.	213,100	17,397,484
TOTAL COMMON STOCKS (Cost $1,275,208,699)		1,520,456,000
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 2.92% 3/6/08 (Cost $1,566,626)	$ 1,575,000	1,566,508
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 4.58% (b)	23,043,148	23,043,148
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	15,480,697	15,480,697
TOTAL MONEY MARKET FUNDS (Cost $38,523,845)		38,523,845
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,315,299,170)	1,560,546,353
NET OTHER ASSETS - (1.0)%	(15,635,748)
NET ASSETS - 100%	$ 1,544,910,605
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,894,495
Fidelity Securities Lending Cash Central Fund	181,614
Total	$ 2,076,109
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Switzerland	1.7%
Netherlands Antilles	1.5%
Cayman Islands	1.2%
Germany	1.1%
Canada	1.0%
Others (individually less than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $14,905,700) - See accompanying schedule: Unaffiliated issuers (cost $1,276,775,325)	$ 1,522,022,508
Fidelity Central Funds (cost $38,523,845)	38,523,845
Total Investments (cost $1,315,299,170)		$ 1,560,546,353
Receivable for investments sold		668,384
Receivable for fund shares sold		605,090
Dividends receivable		1,568,100
Distributions receivable from Fidelity Central Funds		197,790
Prepaid expenses		4,970
Other receivables		1,837
Total assets		1,563,592,524

Liabilities
Payable to custodian bank	$ 69,363
Payable for investments purchased	599,021
Payable for fund shares redeemed	1,558,041
Accrued management fee	587,706
Distribution fees payable	162,809
Other affiliated payables	133,706
Other payables and accrued expenses	90,576
Collateral on securities loaned, at value	15,480,697
Total liabilities		18,681,919

Net Assets		$ 1,544,910,605
Net Assets consist of:
Paid in capital		$ 1,172,825,745
Undistributed net investment income		4,546
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,830,881
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,249,433
Net Assets		$ 1,544,910,605

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($446,465,287 ÷ 26,246,742 shares)	$ 17.01

Service Class: Net Asset Value, offering price and redemption price per share ($371,692,364 ÷ 21,990,932 shares)	$ 16.90

Service Class 2: Net Asset Value, offering price and redemption price per share ($628,129,658 ÷ 37,480,968 shares)	$ 16.76

Investor Class: Net Asset Value, offering price and redemption price per share ($98,623,296 ÷ 5,815,534 shares)	$ 16.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 20,193,007
Interest		4,354
Income from Fidelity Central Funds		2,076,109
Total income		22,273,470

Expenses
Management fee	$ 7,009,361
Transfer agent fees	1,101,290
Distribution fees	1,978,331
Accounting and security lending fees	479,926
Custodian fees and expenses	39,589
Independent trustees' compensation	5,289
Audit	61,195
Legal	10,029
Miscellaneous	221,285
Total expenses before reductions	10,906,295
Expense reductions	(9,842)	10,896,453
Net investment income (loss)		11,377,017
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	135,316,665
Foreign currency transactions	(332)
Futures contracts	(790,882)
Total net realized gain (loss)		134,525,451
Change in net unrealized appreciation (depreciation) on: Investment securities	26,235,491
Assets and liabilities in foreign currencies	2,254
Total change in net unrealized appreciation (depreciation)		26,237,745
Net gain (loss)		160,763,196
Net increase (decrease) in net assets resulting from operations		$ 172,140,213

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,377,017	$ 13,562,050
Net realized gain (loss)	134,525,451	59,358,945
Change in net unrealized appreciation (depreciation)	26,237,745	120,807,369
Net increase (decrease) in net assets resulting from operations	172,140,213	193,728,364
Distributions to shareholders from net investment income	(24,855,187)	(13,053,684)
Distributions to shareholders from net realized gain	(62,881,784)	(41,055,466)
Total distributions	(87,736,971)	(54,109,150)
Share transactions - net increase (decrease)	(60,605,245)	(215,486,550)
Total increase (decrease) in net assets	23,797,997	(75,867,336)

Net Assets
Beginning of period	1,521,112,608	1,596,979,944
End of period (including undistributed net investment income of $4,546 and undistributed net investment income of $13,489,068, respectively)	$ 1,544,910,605	$ 1,521,112,608

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.12	$ 14.75	$ 13.91	$ 13.26	$ 10.86
Income from Investment Operations
Net investment income (loss) C	.14	.15	.13	.21 F	.12
Net realized and unrealized gain (loss)	1.73	1.74	.92	.56	2.42
Total from investment operations	1.87	1.89	1.05	.77	2.54
Distributions from net investment income	(.31)	(.14)	(.21)	(.12)	(.14)
Distributions from net realized gain	(.67)	(.38)	-	-	-
Total distributions	(.98) H	(.52)	(.21)	(.12)	(.14)
Net asset value, end of period	$ 17.01	$ 16.12	$ 14.75	$ 13.91	$ 13.26
Total Return A, B	12.12%	13.18%	7.63%	5.80%	23.77%
Ratios to Average Net Assets D, G
Expenses before reductions	.58%	.60%	.59%	.60%	.59%
Expenses net of fee waivers, if any	.58%	.60%	.59%	.60%	.59%
Expenses net of all reductions	.58%	.59%	.54%	.60%	.59%
Net investment income (loss)	.88%	.98%	.97%	1.58%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 446,465	$ 465,375	$ 606,102	$ 704,460	$ 785,494
Portfolio turnover rate E	85%	109%	206%	23%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.98 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.671 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 14.66	$ 13.83	$ 13.18	$ 10.80
Income from Investment Operations
Net investment income (loss) C	.13	.13	.12	.19 F	.11
Net realized and unrealized gain (loss)	1.71	1.72	.91	.57	2.40
Total from investment operations	1.84	1.85	1.03	.76	2.51
Distributions from net investment income	(.28)	(.12)	(.20)	(.11)	(.13)
Distributions from net realized gain	(.67)	(.38)	-	-	-
Total distributions	(.95) H	(.50)	(.20)	(.11)	(.13)
Net asset value, end of period	$ 16.90	$ 16.01	$ 14.66	$ 13.83	$ 13.18
Total Return A, B	12.00%	13.01%	7.53%	5.75%	23.60%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.70%	.69%	.70%	.69%
Expenses net of fee waivers, if any	.68%	.70%	.69%	.70%	.69%
Expenses net of all reductions	.68%	.69%	.64%	.70%	.69%
Net investment income (loss)	.78%	.88%	.87%	1.48%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 371,692	$ 375,775	$ 384,527	$ 401,392	$ 357,585
Portfolio turnover rate E	85%	109%	206%	23%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.95 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.86	$ 14.53	$ 13.71	$ 13.09	$ 10.73
Income from Investment Operations
Net investment income (loss) C	.10	.11	.10	.17 F	.09
Net realized and unrealized gain (loss)	1.70	1.71	.90	.55	2.39
Total from investment operations	1.80	1.82	1.00	.72	2.48
Distributions from net investment income	(.23)	(.11)	(.18)	(.10)	(.12)
Distributions from net realized gain	(.67)	(.38)	-	-	-
Total distributions	(.90) H	(.49)	(.18)	(.10)	(.12)
Net asset value, end of period	$ 16.76	$ 15.86	$ 14.53	$ 13.71	$ 13.09
Total Return A, B	11.86%	12.86%	7.40%	5.52%	23.44%
Ratios to Average Net Assets D, G
Expenses before reductions	.83%	.85%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.83%	.85%	.84%	.85%	.85%
Expenses net of all reductions	.83%	.84%	.79%	.85%	.84%
Net investment income (loss)	.63%	.73%	.70%	1.33%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 628,130	$ 645,360	$ 596,787	$ 525,504	$ 341,989
Portfolio turnover rate E	85%	109%	206%	23%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.671 per share.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 14.74	$ 13.64
Income from Investment Operations
Net investment income (loss) E	.13	.13	.03
Net realized and unrealized gain (loss)	1.73	1.72	1.07
Total from investment operations	1.86	1.85	1.10
Distributions from net investment income	(.29)	(.14)	-
Distributions from net realized gain	(.67)	(.38)	-
Total distributions	(.97) J	(.52)	-
Net asset value, end of period	$ 16.96	$ 16.07	$ 14.74
Total Return B, C, D	12.05%	12.95%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.70%	.73%	.78% A
Expenses net of fee waivers, if any	.70%	.73%	.78% A
Expenses net of all reductions	.70%	.72%	.72% A
Net investment income (loss)	.76%	.85%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,623	$ 34,603	$ 9,564
Portfolio turnover rate G	85%	109%	206%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.97 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 300,219,455
Unrealized depreciation	(63,323,230)
Net unrealized appreciation (depreciation)	236,896,225
Undistributed ordinary income	24,653,539
Undistributed long-term capital gain	110,535,100

Cost for federal income tax purposes	$ 1,323,650,128

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 67,119,993	$ 13,053,684
Long-term Capital Gains	20,616,978	41,055,466
Total	$ 87,736,971	$ 54,109,150

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements
(SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,267,256,138 and $1,396,650,113, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 374,964
Service Class 2	1,603,367
$ 1,978,331

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 316,716
Service Class	251,061
Service Class 2	432,533
Investor Class	100,980
$ 1,101,290

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,883 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,244 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $181,614.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,479 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 17% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 53% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 8,481,298	$ 5,438,318
Service Class	6,272,354	3,160,972
Service Class 2	8,942,085	4,341,827
Investor Class	1,159,450	112,567
Total	$ 24,855,187	$ 13,053,684
From net realized gain
Initial Class	$ 19,162,803	$ 15,195,299
Service Class	15,443,893	9,845,652
Service Class 2	26,745,675	15,713,278
Investor Class	1,529,413	301,237
Total	$ 62,881,784	$ 41,055,466

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	2,169,708	3,091,942	$ 35,972,359	$ 46,929,968
Reinvestment of distributions	1,752,372	1,423,008	27,644,101	20,633,617
Shares redeemed	(6,552,466)	(16,719,037)	(107,734,302)	(256,307,119)
Net increase (decrease)	(2,630,386)	(12,204,087)	$ (44,117,842)	$ (188,743,534)
Service Class
Shares sold	436,561	259,166	$ 7,252,911	$ 3,888,443
Reinvestment of distributions	1,386,438	901,985	21,716,247	13,006,624
Shares redeemed	(3,310,053)	(3,919,600)	(53,945,444)	(58,435,844)
Net increase (decrease)	(1,487,054)	(2,758,449)	$ (24,976,286)	$ (41,540,777)
Service Class 2
Shares sold	1,537,231	3,068,878	$ 24,947,156	$ 45,050,170
Reinvestment of distributions	2,303,648	1,402,455	35,687,760	20,055,105
Shares redeemed	(7,061,847)	(4,846,451)	(114,458,635)	(71,974,464)
Net increase (decrease)	(3,220,968)	(375,118)	$ (53,823,719)	$ (6,869,189)
Investor Class
Shares sold	4,256,124	2,783,579	$ 72,274,992	$ 41,259,743
Reinvestment of distributions	168,380	28,578	2,688,863	413,804
Shares redeemed	(761,963)	(1,307,986)	(12,651,253)	(20,006,597)
Net increase (decrease)	3,662,541	1,504,171	$ 62,312,602	$ 21,666,950

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006- present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Growth & Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Growth & Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2002

Secretary of VIP Growth & Income. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Growth & Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth & Income. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Growth & Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Initial Class	02/15/08	02/15/08	$1.50
Service Class	02/15/08	02/15/08	$1.50
Service Class 2	02/15/08	02/15/08	$1.50
Investor Class	02/15/08	02/15/08	$1.50

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $110,706,460, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 35% and 97%; Service Class designates 35% and 100%; Service Class 2 designates 37% and 100%; and Investor Class designates 35% and 100%; of the dividends distributed in February and December 2007, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0208
1.540026.110

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities - Initial Class A	23.18%	14.51%	3.56%
VIP Growth Opportunities - Service Class A,B	23.04%	14.38%	3.46%
VIP Growth Opportunities - Service Class 2 A, C	22.85%	14.19%	3.32%
VIP Growth Opportunities - Investor Class A, D	23.03%	14.43%	3.53%

A Prior to February 1, 2007, VIP Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index, and the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. Beginning on February 1, 2007, the Russell 1000 Growth Index replaced the S&P 500 Index as the fund's primary index for all time periods because the Russell 1000 Growth Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of VIP Growth Opportunities Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months that ended December 31, 2007, VIP Growth Opportunities easily outpaced both the Russell 1000® Growth Index - which became the fund's primary benchmark on February 1, 2007, and returned 11.81% - and the S&P 500 index. The fund also outperformed the 10.66% gain of a Linked index combining the returns of the S&P 500, with which the fund was compared through January, and the new Russell benchmark, with which the fund was compared during the period's final 11 months. The fund's benchmark change was made in conjunction with the adoption of a new growth-oriented investment strategy. (For specific portfolio performance results, please refer to the performance section of this report.) A bias toward technology stocks fueled much of the fund's relative performance, including holdings in Canada's Research In Motion and Apple in hardware and equipment, and Japan's Nintendo and Google in software and services. Overweighting energy also contributed, as did good picks there, including oil refiner Valero; National Oilwell Varco, Transocean and Schlumberger in energy services; and Ultra Petroleum in exploration and production. Another boost came from energy infrastructure builder Fluor within capital goods. Little or no exposure to health care stocks Amgen and Johnson & Johnson and housing-related retailers Home Depot and Lowe's helped as well. Elsewhere, CME Group in diversified financials performed well, bucking the negative industry trend. On the flip side, overweighting weak diversified financials hurt, led by our holdings in private-equity firms Fortress Investment and Blackstone Group, distressed-securities investor Oaktree Capital, and brokerage firms Goldman Sachs and Morgan Stanley. Several tech stocks were weak, including Cognizant Technology Solutions - the fund's biggest detractor - Sun Microsystems and Marvell Technology Group. Retailer Sears Holdings and health insurer UnitedHealth Group detracted as well. Some of the stocks I've mentioned were not found in the index, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,093.40	$ 3.59
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class
Actual	$ 1,000.00	$ 1,092.50	$ 4.11
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2
Actual	$ 1,000.00	$ 1,091.70	$ 4.96
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class
Actual	$ 1,000.00	$ 1,092.70	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.68%
Service Class	.78%
Service Class 2.94%
Investor Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	13.4	12.9
Valero Energy Corp.	5.9	4.3
Research In Motion Ltd.	5.4	4.3
Cognizant Technology Solutions Corp. Class A	5.3	4.1
Nintendo Co. Ltd.	5.1	1.3
Apple, Inc.	4.5	3.8
CME Group, Inc.	4.1	2.6
National Oilwell Varco, Inc.	2.3	1.1
Ultra Petroleum Corp.	2.2	1.8
AT&T, Inc.	2.1	2.1
	50.3
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.2	41.3
Energy	21.0	13.7
Financials	14.6	21.5
Telecommunication Services	5.5	4.2
Consumer Discretionary	3.4	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 99.7%		Stocks 99.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	25.0%	** Foreign investments	16.6%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 3.4%
Hotels, Restaurants & Leisure - 0.2%
Las Vegas Sands Corp. (a)	400	$ 41,220
Starbucks Corp. (a)	45,600	933,432
		974,652
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)(d)	34,500	3,196,080
B2W Companhia Global Do Varejo	2,900	116,326
		3,312,406
Media - 0.5%
The Walt Disney Co.	11,600	374,448
Time Warner, Inc.	178,600	2,948,686
		3,323,134
Multiline Retail - 0.5%
Sears Holdings Corp. (a)(d)	30,900	3,153,345
Target Corp.	10,000	500,000
		3,653,345
Specialty Retail - 1.1%
Gamestop Corp. Class A (a)	51,700	3,211,087
J. Crew Group, Inc. (a)	1,300	62,673
Zumiez, Inc. (a)(d)	180,207	4,389,843
		7,663,603
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	62,500	1,911,250
Lululemon Athletica, Inc.	20,100	952,137
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	24,200	1,056,814
		3,920,201
TOTAL CONSUMER DISCRETIONARY		22,847,341
ENERGY - 21.0%
Energy Equipment & Services - 7.8%
Baker Hughes, Inc.	12,500	1,013,750
Diamond Offshore Drilling, Inc.	8,300	1,178,600
FMC Technologies, Inc. (a)	54,730	3,103,191
Grant Prideco, Inc. (a)	62,000	3,441,620
National Oilwell Varco, Inc. (a)	215,300	15,815,938
Pride International, Inc. (a)	83,500	2,830,650
Schlumberger Ltd. (NY Shares)	66,000	6,492,420
Smith International, Inc.	9,100	672,035
Tenaris SA sponsored ADR	64,400	2,880,612
Transocean, Inc. (a)	97,519	13,959,845
Weatherford International Ltd. (a)	16,500	1,131,900
		52,520,561
Oil, Gas & Consumable Fuels - 13.2%
Cabot Oil & Gas Corp.	15,600	629,772
Chesapeake Energy Corp.	141,658	5,552,994
EOG Resources, Inc.	76,600	6,836,550
Frontier Oil Corp.	19,300	783,194
Goodrich Petroleum Corp. (a)	36,500	825,630

	Shares	Value
Noble Energy, Inc.	15,700	$ 1,248,464
Patriot Coal Corp. (a)	8,990	375,243
Peabody Energy Corp.	124,301	7,661,914
Petroplus Holdings AG	17,403	1,346,725
Quicksilver Resources, Inc. (a)	35,300	2,103,527
SandRidge Energy, Inc.	3,200	114,752
Southwestern Energy Co. (a)	58,200	3,242,904
Tesoro Corp.	64,400	3,071,880
Ultra Petroleum Corp. (a)	202,500	14,478,750
Valero Energy Corp.	565,961	39,634,249
Williams Companies, Inc.	26,900	962,482
		88,869,030
TOTAL ENERGY		141,389,591
FINANCIALS - 14.6%
Capital Markets - 5.6%
Ashmore Group plc	1,436,500	7,677,556
EFG International	12,960	520,321
Fortress Investment Group LLC (d)	134,214	2,091,054
Goldman Sachs Group, Inc.	17,565	3,777,353
Greenhill & Co., Inc. (d)	70,900	4,713,432
Lazard Ltd. Class A	72,700	2,957,436
Lehman Brothers Holdings, Inc.	144,200	9,436,448
MF Global Ltd.	109,600	3,449,112
Och-Ziff Capital Management Group LLC Class A	36,800	967,104
T. Rowe Price Group, Inc.	8,700	529,656
The Blackstone Group LP	67,400	1,491,562
		37,611,034
Consumer Finance - 0.0%
American Express Co.	1,800	93,636
Diversified Financial Services - 8.8%
Apollo Global Management LLC (e)	212,000	4,611,000
Bolsa de Mercadorias & Futuros - BM&F SA	370,900	5,157,177
Bovespa Holding SA	336,000	6,293,393
CME Group, Inc.	39,951	27,406,386
Deutsche Boerse AG	10,400	2,060,381
Indiabulls Financial Services Ltd.	18,239	453,371
JSE Ltd.	183,045	2,321,112
Moody's Corp.	36,700	1,310,190
NETeller PLC (a)	154,148	163,854
Oaktree Capital Group LLC (e)	300,000	9,750,000
		59,526,864
Real Estate Management & Development - 0.2%
Country Garden Holdings Co. Ltd.	345,000	399,110
Indiabulls Real Estate Ltd. (a)	54,719	1,032,725
		1,431,835
TOTAL FINANCIALS		98,663,369
Common Stocks - continued
	Shares	Value
HEALTH CARE - 3.1%
Biotechnology - 1.4%
Amylin Pharmaceuticals, Inc. (a)	43,129	$ 1,595,773
Celgene Corp. (a)	67,765	3,131,421
Gilead Sciences, Inc. (a)	85,900	3,952,259
NeurogesX, Inc.	121,500	772,740
Vertex Pharmaceuticals, Inc. (a)	18,000	418,140
		9,870,333
Health Care Equipment & Supplies - 0.3%
C.R. Bard, Inc.	10,000	948,000
Inverness Medical Innovations, Inc. (a)	18,700	1,050,566
		1,998,566
Health Care Providers & Services - 0.7%
Brookdale Senior Living, Inc.	23,400	664,794
UnitedHealth Group, Inc.	71,855	4,181,961
		4,846,755
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	62,400	1,211,808
Cerner Corp. (a)	20,100	1,133,640
MedAssets, Inc.	10,700	256,158
		2,601,606
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	79,000	681,770
Pharmaceuticals - 0.2%
Allergan, Inc.	18,500	1,188,440
TOTAL HEALTH CARE		21,187,470
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.1%
United Technologies Corp.	5,000	382,700
Airlines - 0.5%
AirAsia Bhd (a)	408,600	197,690
AMR Corp. (a)	25,400	356,362
Delta Air Lines, Inc. (a)	101,453	1,510,635
Northwest Airlines Corp. (a)	62,500	906,875
US Airways Group, Inc. (a)	44,300	651,653
		3,623,215
Commercial Services & Supplies - 0.1%
EnergySolutions, Inc.	4,000	107,960
Manpower, Inc.	13,700	779,530
		887,490
Construction & Engineering - 1.6%
Fluor Corp.	67,600	9,850,672
Granite Construction, Inc.	4,200	151,956
Quanta Services, Inc. (a)	18,441	483,892
		10,486,520

	Shares	Value
Electrical Equipment - 0.7%
ABB Ltd. sponsored ADR	123,600	$ 3,559,680
Sunpower Corp. Class A (a)	500	65,195
Suzlon Energy Ltd.	16,281	800,229
		4,425,104
Machinery - 0.1%
Sulzer AG (Reg.)	548	805,100
TOTAL INDUSTRIALS		20,610,129
INFORMATION TECHNOLOGY - 46.2%
Communications Equipment - 7.5%
ADVA AG Optical Networking (a)	24,969	124,624
Aruba Networks, Inc.	5,500	82,005
Ciena Corp. (a)	75,100	2,561,661
Cisco Systems, Inc. (a)	104,100	2,817,987
F5 Networks, Inc. (a)	29,400	838,488
Infinera Corp.	1,600	23,744
Juniper Networks, Inc. (a)	82,880	2,751,616
QUALCOMM, Inc.	119,600	4,706,260
Research In Motion Ltd. (a)	322,210	36,538,614
		50,444,999
Computers & Peripherals - 6.5%
Apple, Inc. (a)	152,442	30,195,711
EMC Corp. (a)	324,800	6,018,544
Hewlett-Packard Co.	150,120	7,578,058
		43,792,313
Internet Software & Services - 15.7%
Akamai Technologies, Inc. (a)	49,100	1,698,860
eBay, Inc. (a)(d)	405,729	13,466,146
Google, Inc. Class A (sub. vtg.) (a)	130,634	90,330,796
NHN Corp. (a)	468	113,038
		105,608,840
IT Services - 7.2%
Cognizant Technology Solutions Corp. Class A (a)	1,061,082	36,013,123
Genpact Ltd.	117,400	1,788,002
Mastercard, Inc. Class A	16,550	3,561,560
Satyam Computer Services Ltd. sponsored ADR	275,400	7,358,688
		48,721,373
Semiconductors & Semiconductor Equipment - 0.7%
Marvell Technology Group Ltd. (a)	246,000	3,439,080
MEMC Electronic Materials, Inc. (a)	15,000	1,327,350
Xilinx, Inc.	10,700	234,009
		5,000,439
Software - 8.6%
BladeLogic, Inc.	500	14,785
Electronic Arts, Inc. (a)	156,719	9,153,957
Nintendo Co. Ltd.	58,400	34,596,158
Quality Systems, Inc.	40,037	1,220,728
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Salesforce.com, Inc. (a)	21,400	$ 1,341,566
VMware, Inc. Class A (d)	135,862	11,546,911
		57,874,105
TOTAL INFORMATION TECHNOLOGY		311,442,069
MATERIALS - 2.7%
Chemicals - 0.5%
Monsanto Co.	26,000	2,903,940
Metals & Mining - 2.2%
ArcelorMittal SA (NY Reg.) Class A	90,900	7,031,115
BHP Billiton Ltd. sponsored ADR	9,000	630,360
Carpenter Technology Corp.	30,800	2,315,236
Central African Mining & Exploration Co. PLC (a)	7,800	5,967
Companhia Vale do Rio Doce sponsored ADR	72,800	2,378,376
Freeport-McMoRan Copper & Gold, Inc. Class B	11,000	1,126,840
Rautaruukki Oyj (K Shares)	8,800	380,787
Titanium Metals Corp.	44,000	1,163,800
		15,032,481
TOTAL MATERIALS		17,936,421
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	338,849	14,082,564
Level 3 Communications, Inc. (a)	59,700	181,488
		14,264,052
Wireless Telecommunication Services - 3.4%
America Movil SAB de CV Series L sponsored ADR	128,000	7,857,920
American Tower Corp. Class A (a)	50,500	2,151,300
Bharti Airtel Ltd. (a)	149,642	3,783,867
China Mobile (Hong Kong) Ltd. sponsored ADR	8,400	729,708
NII Holdings, Inc. (a)	178,413	8,620,916
		23,143,711
TOTAL TELECOMMUNICATION SERVICES		37,407,763
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. (a)	17,800	771,452
TOTAL COMMON STOCKS (Cost $501,758,982)		672,255,605
Money Market Funds - 5.3%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	2,637,778	$ 2,637,778
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	33,172,008	33,172,008
TOTAL MONEY MARKET FUNDS (Cost $35,809,786)		35,809,786
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $537,568,768)	708,065,391
NET OTHER ASSETS - (5.0)%	(33,930,984)
NET ASSETS - 100%	$ 674,134,407
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,361,000 or 2.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 533,303
Fidelity Securities Lending Cash Central Fund	341,728
Total	$ 875,031
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.0%
Canada	7.6%
Japan	5.1%
Brazil	2.0%
India	1.9%
Bermuda	1.7%
Luxembourg	1.4%
Mexico	1.2%
United Kingdom	1.1%
Netherlands Antilles	1.0%
Switzerland	1.0%
Others (individually less than 1%)	1.0%
100.0%
Income Tax Information
At December 31, 2007, the fund had a capital loss carryforward of approximately $72,997,055 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $32,226,641) - See accompanying schedule: Unaffiliated issuers (cost $501,758,982)	$ 672,255,605
Fidelity Central Funds (cost $35,809,786)	35,809,786
Total Investments (cost $537,568,768)		$ 708,065,391
Foreign currency held at value (cost $9,115)		9,217
Receivable for fund shares sold		656,332
Dividends receivable		163,025
Distributions receivable from Fidelity Central Funds		116,366
Prepaid expenses		2,180
Other receivables		8,898
Total assets		709,021,409

Liabilities
Payable to custodian bank	$ 8,929
Payable for investments purchased	9,108
Payable for fund shares redeemed	1,182,309
Accrued management fee	311,457
Distribution fees payable	36,968
Other affiliated payables	60,586
Other payables and accrued expenses	105,637
Collateral on securities loaned, at value	33,172,008
Total liabilities		34,887,002

Net Assets		$ 674,134,407
Net Assets consist of:
Paid in capital		$ 579,561,023
Accumulated net investment loss		(631,582)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(75,253,304)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		170,458,270
Net Assets		$ 674,134,407

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($321,506,856 ÷ 14,373,755 shares)	$ 22.37

Service Class: Net Asset Value, offering price and redemption price per share ($231,248,838 ÷ 10,359,274 shares)	$ 22.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($88,012,803 ÷ 3,972,693 shares)	$ 22.15

Investor Class: Net Asset Value, offering price and redemption price per share ($33,365,910 ÷ 1,497,518 shares)	$ 22.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 3,031,632
Interest		977
Income from Fidelity Central Funds (including $341,728 from security lending)		875,031
Total income		3,907,640

Expenses
Management fee	$ 3,467,680
Transfer agent fees	467,850
Distribution fees	374,956
Accounting and security lending fees	235,189
Custodian fees and expenses	36,328
Independent trustees' compensation	2,124
Audit	61,027
Legal	4,005
Miscellaneous	8,905
Total expenses before reductions	4,658,064
Expense reductions	(8,907)	4,649,157
Net investment income (loss)		(741,517)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,912,432
Foreign currency transactions	(25,134)
Total net realized gain (loss)		56,887,298
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $63,716)	70,077,086
Assets and liabilities in foreign currencies	(251)
Total change in net unrealized appreciation (depreciation)		70,076,835
Net gain (loss)		126,964,133
Net increase (decrease) in net assets resulting from operations		$ 126,222,616

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (741,517)	$ 219,923
Net realized gain (loss)	56,887,298	57,781,718
Change in net unrealized appreciation (depreciation)	70,076,835	(31,012,160)
Net increase (decrease) in net assets resulting from operations	126,222,616	26,989,481
Distributions to shareholders from net investment income	-	(4,129,406)
Share transactions - net increase (decrease)	(13,052,357)	(128,096,300)
Total increase (decrease) in net assets	113,170,259	(105,236,225)

Net Assets
Beginning of period	560,964,148	666,200,373
End of period (including accumulated net investment loss of $631,582 and undistributed net investment income of $18,047, respectively)	$ 674,134,407	$ 560,964,148

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.16	$ 17.34	$ 16.07	$ 15.07	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.01)	.02 F	.10	.14 G	.08
Net realized and unrealized gain (loss)	4.22	.92	1.32	.94	3.38
Total from investment operations	4.21	.94	1.42	1.08	3.46
Distributions from net investment income	-	(.12)	(.15)	(.08)	(.10)
Total distributions	-	(.12)	(.15)	(.08)	(.10)
Net asset value, end of period	$ 22.37	$ 18.16	$ 17.34	$ 16.07	$ 15.07
Total Return A, B	23.18%	5.46%	8.89%	7.19%	29.87%
Ratios to Average Net Assets D, H
Expenses before reductions	.68%	.72%	.70%	.72%	.72%
Expenses net of fee waivers, if any	.68%	.72%	.70%	.72%	.72%
Expenses net of all reductions	.68%	.67%	.65%	.70%	.70%
Net investment income (loss)	(.05)%	.10% F	.65%	.91%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,507	$ 310,736	$ 400,644	$ 459,975	$ 490,710
Portfolio turnover rate E	100%	128%	123%	65%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.14	$ 17.33	$ 16.05	$ 15.06	$ 11.70
Income from Investment Operations
Net investment income (loss) C	(.03)	- F, I	.09	.12 G	.07
Net realized and unrealized gain (loss)	4.21	.91	1.32	.94	3.37
Total from investment operations	4.18	.91	1.41	1.06	3.44
Distributions from net investment income	-	(.10)	(.13)	(.07)	(.08)
Net asset value, end of period	$ 22.32	$ 18.14	$ 17.33	$ 16.05	$ 15.06
Total Return A, B	23.04%	5.30%	8.86%	7.06%	29.66%
Ratios to Average Net Assets D, H
Expenses before reductions	.78%	.82%	.80%	.82%	.82%
Expenses net of fee waivers, if any	.78%	.82%	.80%	.82%	.82%
Expenses net of all reductions	.78%	.78%	.75%	.80%	.80%
Net investment income (loss)	(.15)%	-% F, I	.54%	.81%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,249	$ 176,556	$ 200,798	$ 212,890	$ 224,660
Portfolio turnover rate E	100%	128%	123%	65%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.03	$ 17.23	$ 15.96	$ 14.98	$ 11.64
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03) F	.06	.10 G	.05
Net realized and unrealized gain (loss)	4.18	.91	1.32	.93	3.35
Total from investment operations	4.12	.88	1.38	1.03	3.40
Distributions from net investment income	-	(.08)	(.11)	(.05)	(.06)
Net asset value, end of period	$ 22.15	$ 18.03	$ 17.23	$ 15.96	$ 14.98
Total Return A, B	22.85%	5.12%	8.68%	6.89%	29.40%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.99%	.96%	.98%	.99%
Expenses net of fee waivers, if any	.94%	.99%	.96%	.98%	.99%
Expenses net of all reductions	.94%	.94%	.92%	.96%	.96%
Net investment income (loss)	(.31)%	(.17)% F	.38%	.65%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,013	$ 60,690	$ 60,406	$ 60,938	$ 60,129
Portfolio turnover rate E	100%	128%	123%	65%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 18.11	$ 17.33	$ 16.20
Income from Investment Operations
Net investment income (loss) E	(.04)	(.01) H	.02
Net realized and unrealized gain (loss)	4.21	.91	1.11
Total from investment operations	4.17	.90	1.13
Distributions from net investment income	-	(.12)	-
Net asset value, end of period	$ 22.28	$ 18.11	$ 17.33
Total Return B, C, D	23.03%	5.26%	6.98%
Ratios to Average Net Assets F, J
Expenses before reductions	.80%	.88%	.87% A
Expenses net of fee waivers, if any	.80%	.88%	.87% A
Expenses net of all reductions	.80%	.83%	.83% A
Net investment income (loss)	(.17)%	(.06)% H	.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,366	$ 12,982	$ 4,353
Portfolio turnover rate G	100%	128%	123%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended December 31, 2006, dividend income has been reduced $603,728 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 199,303,492
Unrealized depreciation	(31,732,931)
Net unrealized appreciation (depreciation)	167,570,561

Capital loss carryforward	(72,997,055)

Cost for federal income tax purposes	$ 540,494,830

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ -	$ 4,129,406

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $614,186,870 and $627,111,147, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged 26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 207,488
Service Class 2	167,468
$ 374,956

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 217,213
Service Class	141,913
Service Class 2	49,984
Investor Class	58,740
$ 467,850

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,988 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,237 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,777 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 48% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ -	$ 2,655,348
Service Class	-	1,170,776
Service Class 2	-	271,802
Investor Class	-	31,480
Total	$ -	$ 4,129,406

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	1,142,708	654,594	$ 23,737,580	$ 11,331,216
Reinvestment of distributions	-	156,105	-	2,655,348
Shares redeemed	(3,883,470)	(6,799,134)	(78,012,629)	(115,931,080)
Net increase (decrease)	(2,740,762)	(5,988,435)	$ (54,275,049)	$ (101,944,516)
Service Class
Shares sold	3,187,145	1,992,061	$ 65,118,785	$ 33,948,381
Reinvestment of distributions	-	68,829	-	1,170,776
Shares redeemed	(2,561,895)	(3,916,648)	(52,433,590)	(67,617,641)
Net increase (decrease)	625,250	(1,855,758)	$ 12,685,195	$ (32,498,484)
Service Class 2
Shares sold	2,154,024	1,070,091	$ 45,403,151	$ 18,451,710
Reinvestment of distributions	-	16,054	-	271,802
Shares redeemed	(1,547,418)	(1,226,886)	(30,847,652)	(20,797,202)
Net increase (decrease)	606,606	(140,741)	$ 14,555,499	$ (2,073,690)
Investor Class
Shares sold	1,991,822	621,035	$ 39,939,220	$ 11,059,561
Reinvestment of distributions	-	1,853	-	31,480
Shares redeemed	(1,211,298)	(157,118)	(25,957,222)	(2,670,651)
Net increase (decrease)	780,524	465,770	$ 13,981,998	$ 8,420,390

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer , and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (77)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Growth Opportunities. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Growth Opportunities. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Growth Opportunities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2006, and the total expenses of Service Class 2 ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-ANN-0208
1.540209.110

Fidelity® Variable Insurance Products:
Mid Cap Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fund A
VIP Mid Cap - Initial Class	15.63%	21.70%	18.97%
VIP Mid Cap - Service Class B	15.49%	21.58%	18.85%
VIP Mid Cap - Service Class 2 C	15.34%	21.40%	18.69%
VIP Mid Cap - Investor Class D	15.46%	21.62%	18.93%

A From December 28, 1998.

B Performance for Service Class shares reflects an asset based distribution fee (12b-1).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the past year, the fund almost doubled the 7.98% return of the Standard & Poor's® MidCap 400 Index. (For specific portfolio performance results, please refer to the performance section of this report.) Versus the index, the fund was aided by financials, consumer discretionary, industrials and information technology. In the latter three cases, stock selection was the main driver, while in financials a big underweighting helped. Additionally, the fund's foreign holdings benefited from currency fluctuations. Juniper Networks, the fund's largest holding at period end, also was its biggest contributor versus the index, aided by robust demand for its networking equipment. Other contributors included AGCO and Deere & Co., providers of farm tractors; online travel company Priceline.com; and Apple, a maker of personal computers and consumer electronics products. Except for AGCO, all the contributors I mentioned were out-of-index stocks. Conversely, energy hurt the most on a sector basis, mainly because of untimely sales early in the period. Among individual holdings, not owning surgical device maker Intuitive Surgical, a benchmark component, detracted. The stock soared despite what I thought was a rich valuation. Similarly, not owning Lyondell Chemical hurt performance, as did personal computer distributor CDW, which I sold early in the period, before the stock rallied. Internap Network Services was one out-of-benchmark stock we owned that performed poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,028.80	$ 3.38
HypotheticalA	$ 1,000.00	$ 1,021.88	$ 3.36
Service Class
Actual	$ 1,000.00	$ 1,028.20	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2
Actual	$ 1,000.00	$ 1,027.60	$ 4.65
HypotheticalA	$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class
Actual	$ 1,000.00	$ 1,028.00	$ 3.94
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.66%
Service Class	.76%
Service Class 2.91%
Investor Class	.77%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Juniper Networks, Inc.	2.5	2.6
Altera Corp.	2.0	2.4
Gentex Corp.	2.0	1.7
AGCO Corp.	2.0	2.1
Deere & Co.	1.6	1.2
Priceline.com, Inc.	1.5	1.1
Cisco Systems, Inc.	1.5	1.5
Cooper Industries Ltd. Class A	1.4	1.4
Ameriprise Financial, Inc.	1.4	1.7
AllianceBernstein Holding LP	1.3	1.6
	17.2
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	23.0
Industrials	13.6	13.1
Health Care	13.1	12.2
Energy	12.8	12.9
Consumer Discretionary	12.8	12.6
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 99.4%		Stocks 97.7%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	26.7%	** Foreign investments	26.6%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 2.6%
Amerigon, Inc. (a)	461,503	$ 9,756,173
Automotive Axles Ltd.	30,748	494,168
BorgWarner, Inc.	200	9,682
Fuel Systems Solutions, Inc. (a)(e)	1,011,912	14,460,222
Gentex Corp. (e)	9,859,019	175,194,768
Hawk Corp. Class A (a)	259,855	4,682,587
Hota Industrial Manufacturing Co. Ltd.	2,314,950	2,798,213
Jinheng Automotive Safety Technology Holdings Ltd.	450,000	73,874
Johnson Controls, Inc.	534,700	19,270,588
Minth Group Ltd.	579,000	855,457
New Focus Auto Tech Holdings Ltd.	7,707,000	1,640,818
Toyoda Gosei Co. Ltd.	100	3,531
Xinyi Glass Holdings Co. Ltd.	1,000	972
		229,241,053
Automobiles - 0.1%
Bajaj Auto Ltd.	100	6,669
Geely Automobile Holdings Ltd. (d)	60,255,200	6,800,551
Great Wall Motor Co. Ltd. (H Shares)	631,500	908,726
Harley-Davidson, Inc.	100	4,671
Hyundai Motor Co.	2,770	211,871
Hyundai Motor Co. GDR (f)	100	3,813
Monaco Coach Corp.	278,267	2,471,011
Renault SA	100	14,158
Thor Industries, Inc.	100	3,801
		10,425,271
Distributors - 0.0%
China Resources Enterprise Ltd.	202,000	867,887
Li & Fung Ltd.	2,200	8,888
Xinyu Hengdeli Holdings Ltd.	4,000	2,242
		879,017
Diversified Consumer Services - 0.1%
American Public Education, Inc.	18,000	752,040
Apollo Group, Inc. Class A (non-vtg.) (a)	700	49,105
Benesse Corp.	64,600	2,738,458
Bright Horizons Family Solutions, Inc. (a)	57	1,969
Capella Education Co.	57,300	3,750,858
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	100	8,059
Princeton Review, Inc. (a)	29	242
Raffles Education Corp. Ltd.	229,000	482,958
Service Corp. International	100	1,405
Strayer Education, Inc.	700	119,406
Universal Technical Institute, Inc. (a)	100	1,700
Weight Watchers International, Inc.	100	4,518
		7,910,718
Hotels, Restaurants & Leisure - 1.2%
AmRest Holdings NV (a)	50,200	2,724,614
Buffalo Wild Wings, Inc. (a)(d)	154,662	3,591,252
CBRL Group, Inc.	100	3,239

	Shares	Value
Chipotle Mexican Grill, Inc. Class A (a)	100	$ 14,707
Einstein Noah Restaurant Group, Inc. (a)	252,004	4,573,873
FU JI Food & Catering Services Holdings Ltd.	1,000	2,309
Home Inns & Hotels Management, Inc. ADR (a)	27,300	972,972
Indian Hotels Co. Ltd.	100	405
Jack in the Box, Inc. (a)	200	5,154
Jollibee Food Corp.	5,372,000	6,775,261
Krispy Kreme Doughnuts, Inc. (a)	828,200	2,617,112
Kyoritsu Maintenance Co. Ltd.	120	2,356
Life Time Fitness, Inc. (a)	100	4,968
Minor International PCL (For. Reg.)	10	5
P.F. Chang's China Bistro, Inc. (a)	100	2,284
Panera Bread Co. Class A (a)(d)	134,453	4,816,106
Peet's Coffee & Tea, Inc. (a)	100	2,907
Red Robin Gourmet Burgers, Inc. (a)	719	23,001
Ruby Tuesday, Inc.	542,452	5,288,907
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	2,000	821
Shangri-La Asia Ltd.	111	349
Sonic Corp. (a)	1,449,066	31,734,534
St. Marc Holdings Co. Ltd.	494,600	20,038,137
Starbucks Corp. (a)	118,800	2,431,836
Starwood Hotels & Resorts Worldwide, Inc.	310,100	13,653,703
TAJ GVK Hotels & Resorts Ltd.	297,699	1,342,120
The Cheesecake Factory, Inc. (a)	100	2,371
Yoshinoya Holdings Co. Ltd. (d)	1,994	3,358,127
Yum! Brands, Inc.	100	3,827
		103,987,257
Household Durables - 0.8%
Corporacion Geo SA de CV Series B (a)	100	287
Cyrela Brazil Realty SA	1,200	16,166
Gafisa SA ADR (a)	1,000	37,450
Henry Boot PLC	347,370	1,162,940
iRobot Corp. (a)(d)	290,435	5,251,065
KB Home	100	2,160
La-Z-Boy, Inc.	100	793
M.D.C. Holdings, Inc.	100	3,713
Maisons France Confort	3,380	218,226
Makita Corp. sponsored ADR	100	4,228
Newell Rubbermaid, Inc.	100	2,588
Nihon Eslead Corp.	262,700	3,429,820
PIK Group GDR	100	3,050
Samson Holding Ltd.	100	21
Sekisui House Ltd.	618,000	6,617,257
Snap-On, Inc.	100	4,824
Taylor Wimpey PLC	139	561
Techtronic Industries Co. Ltd.	500	499
The Stanley Works	898,451	43,556,904
TomTom Group BV (a)	7,778	584,587
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Whirlpool Corp.	162,800	$ 13,289,364
Woongjin Coway Co. Ltd.	30,710	1,000,593
		75,187,096
Internet & Catalog Retail - 1.6%
China Seven Star Shopping Ltd. (a)	10,000	346
GSI Commerce, Inc. (a)	100	1,950
N Brown Group PLC	1,161,896	5,465,405
Netflix, Inc. (a)	100	2,662
NutriSystem, Inc. (a)(d)	79,039	2,132,472
Priceline.com, Inc. (a)(d)	1,136,400	130,526,904
		138,129,739
Leisure Equipment & Products - 0.2%
Beneteau SA	500	12,777
Giant Manufacturing Co. Ltd.	4,270,000	9,559,112
Hasbro, Inc. (d)	186,300	4,765,554
Li Ning Co. Ltd.	2,000	7,451
Mega Brands, Inc. (a)	100	624
Mizuno Corp.	124,000	790,672
Nidec Copal Corp.	100	1,295
SHIMANO, Inc.	100	3,602
		15,141,087
Media - 1.9%
Austar United Communications Ltd.	100	139
Balaji Telefilms Ltd.	100	881
Cinemax India Ltd.	478,887	2,079,370
Clear Media Ltd. (a)	243,000	253,687
CTC Media, Inc. (a)	100	3,020
cyber communications, Inc. (d)	6,000	3,885,476
Dish TV India Ltd. (a)	50	130
E.W. Scripps Co. Class A	100	4,501
Eros International plc (a)	924,450	7,484,730
Gemstar-TV Guide International, Inc. (a)	100	476
Grupo Televisa SA de CV (CPO) sponsored ADR	100	2,377
Imagi International Holdings Ltd. (a)	2,000	446
Inox Leisure Ltd.	287,345	1,656,035
Lamar Advertising Co. Class A	100	4,807
Marvel Entertainment, Inc. (a)(d)	1,195,740	31,938,215
McGraw-Hill Companies, Inc.	64,000	2,803,840
News Corp. Class A	204	4,180
Omnicom Group, Inc.	2,291,796	108,929,064
PVR Ltd.	442,073	3,856,429
Regal Entertainment Group Class A	100	1,807
Salem Communications Corp. Class A	461,866	3,043,697
Trader Classified Media NV:
(A Shares)	100	16
(NY Shares) Class A	76,800	12,329
Usen Corp.	100	834
ValueCommerce Co. Ltd. (a)(d)	820	320,737
Voyager Learning Co. (a)	40,500	289,575

	Shares	Value
Wire and Wireless India Ltd. (a)	44	$ 111
Zee Entertainment Enterprises Ltd.	88	730
Zee News Ltd. (a)	39	82
		166,577,721
Multiline Retail - 0.3%
Don Quijote Co. Ltd.	300	5,917
Golden Eagle Retail Group Ltd. (H Shares) (a)	1,000	1,044
Intime Department Store Group Co. Ltd.	1,000	1,185
JCPenney Co., Inc.	100	4,399
Kohl's Corp. (a)	100	4,580
Lifestyle International Holdings Ltd.	4,657,000	12,542,740
Nordstrom, Inc.	363,321	13,344,780
Parkson Retail Group Ltd.	500	6,025
Ryohin Keikaku Co. Ltd.	56,300	3,385,665
Shopper's Stop Ltd.	100	1,410
		29,297,745
Specialty Retail - 2.2%
ABC-Mart, Inc.	1,600,700	34,931,850
Asahi Co. Ltd.	200	2,300
Blacks Leisure Group PLC	100	362
Brown Shoe Co., Inc.	476,385	7,226,760
Charming Shoppes, Inc. (a)	100	541
Chow Sang Sang Holdings International Ltd.	2,000	3,453
Cost Plus, Inc. (a)	100	434
Dick's Sporting Goods, Inc. (a)	166,300	4,616,488
DSG International PLC sponsored ADR	100	615
DSW, Inc. Class A (a)(d)	250,400	4,697,504
Esprit Holdings Ltd.	500	7,439
Fantastic Holdings Ltd.	110	434
Gamestop Corp. Class A (a)	608,500	37,793,935
Golfsmith International Holdings, Inc. (a)	250	963
GOME Electrical Appliances Holdings Ltd.	184,497	468,513
H&M Hennes & Mauritz AB (B Shares)	100	6,086
Hot Topic, Inc. (a)(e)	2,433,958	14,165,636
Inditex SA	401,700	24,633,846
JB Hi-Fi Ltd.	100	1,366
KOMERI Co. Ltd.	100	2,671
Lewis Group Ltd.	826,600	5,536,048
Nafco Co. Ltd.	1,300	24,253
Nitori Co. Ltd.	202,900	9,741,353
Otsuka Kagu Ltd.	27,600	405,953
Pendragon PLC	815,800	571,357
RONA, Inc. (a)	100	1,716
Ross Stores, Inc.	1,216,155	31,097,083
Sharper Image Corp. (a)	100	280
Staples, Inc.	100	2,307
Ulta Salon, Cosmetics & Fragrance, Inc.	100	1,715
Williams-Sonoma, Inc.	100	2,590
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Xebio Co. Ltd.	100	$ 2,858
Yamada Denki Co. Ltd.	173,970	19,659,919
		195,608,628
Textiles, Apparel & Luxury Goods - 1.8%
Asics Corp.	5,897,700	84,642,690
China Dongxiang Group Co. Ltd.	1,000	744
China Ting Group Holdings Ltd.	10,568,000	2,670,090
Folli Follie SA	80	2,977
G-III Apparel Group Ltd. (a)	100	1,477
Gitanjali Gems Ltd.	130,000	1,458,026
Liz Claiborne, Inc.	303,100	6,168,085
Luen Thai Holdings Ltd.	1,000	133
Lululemon Athletica, Inc.	700	33,159
NIKE, Inc. Class B	200	12,848
Phoenix Footwear Group, Inc. (a)	2,100	3,675
Ports Design Ltd.	500	1,744
Quiksilver, Inc. (a)	700	6,006
Shenzhou International Group Holdings Ltd.	203,000	90,863
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	295,300	5,761,303
Stella International Holdings Ltd.	500	1,118
Steven Madden Ltd.	203,652	4,073,040
The Swatch Group AG (Bearer)	100	30,111
Under Armour, Inc. Class A (sub. vtg.) (a)	70	3,057
VF Corp.	590,227	40,524,986
Welspun India Ltd. (a)	100	263
Wolverine World Wide, Inc.	100	2,452
Yue Yuen Industrial Holdings Ltd.	4,117,300	14,785,548
		160,274,395
TOTAL CONSUMER DISCRETIONARY		1,132,659,727
CONSUMER STAPLES - 6.0%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	678	25,527
Brick Brewing Co. Ltd. (a)	100	84
C&C Group PLC	45,317	271,156
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	100	7,103
sponsored ADR	20	1,360
Dynasty Fine Wines Group Ltd.	2,000	795
Fomento Economico Mexicano SA de CV sponsored ADR	74,700	2,851,299
Grupo Modelo SA de CV Series C	142,600	672,765
Heineken Holding NV (A Shares)	46,900	2,650,908
Heineken NV (Bearer)	13,200	843,480
Jones Soda Co. (a)(d)	45,559	338,959
Molson Coors Brewing Co. Class B	1,005,900	51,924,558

	Shares	Value
PepsiCo, Inc.	100	$ 7,590
Remy Cointreau SA	100	7,117
Tsingtao Brewery Co. Ltd. (H Shares)	3,000	10,081
Yantai Changyu Pioneer Wine Co. (B Shares)	130	975
		59,613,757
Food & Staples Retailing - 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	1,841
Breadtalk Group Ltd.	1,000	479
Cosmos Pharmaceutical Corp.	100	1,424
CVS Caremark Corp.	1,279,400	50,856,150
Daikokutenbussan Co. Ltd.	79,000	497,119
Heng Tai Consumables Group Ltd. (a)	26,032,200	4,507,249
Lianhua Supermarket Holdings Co. (H Shares)	356,000	479,409
Performance Food Group Co. (a)	1,027,583	27,611,155
Plant Co. Ltd.	127,000	390,536
Safeway, Inc.	1,055,868	36,121,244
Shinsegae Co. Ltd.	100	77,556
Shinsegae Food Co. Ltd.	100	9,059
Sugi Pharmacy Co. Ltd.	180,900	5,177,706
Susser Holdings Corp. (a)	100	2,050
Tsuruha Holdings, Inc.	207,700	7,975,833
Valor Co. Ltd.	712,200	8,692,015
Wal-Mart de Mexico SA de CV sponsored ADR (V Shares)	202	6,949
Wal-Mart Stores, Inc.	587,300	27,914,369
Whole Foods Market, Inc.	325	13,260
X5 Retail Group NV GDR (a)(f)	100	3,650
		170,339,053
Food Products - 1.9%
Barry Callebaut AG	85	64,502
Britannia Industries Ltd.	25,116	939,149
Campbell Soup Co.	100	3,573
CCL Products (India) Ltd.	103,953	688,008
Cermaq ASA	319,800	4,442,893
China Agri-Industries Holding Ltd.	2,000	1,339
China Foods Ltd. (a)	4,000	2,981
China Huiyuan Juice Group Ltd.	500	523
China Mengniu Dairy Co. Ltd.	100	367
China Yurun Food Group Ltd.	1,000	1,665
Chiquita Brands International, Inc. (a)	598,600	11,008,254
Corn Products International, Inc.	2,243,264	82,439,952
Cosan SA Industria e Comercio	1,000	11,713
Cosan SA Industria e Comercio rights 12/31/99(a)	435	0
Golden Agri-Resources Ltd.	1,268,000	1,864,900
Green Mountain Coffee Roasters, Inc. (a)	444,673	18,098,191
Hain Celestial Group, Inc. (a)	100	3,200
Heritage Foods (India) Ltd.	100	861
Hershey Co.	100	3,940
Hormel Foods Corp.	984,100	39,836,368
IAWS Group PLC (Ireland)	25,450	558,983
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Nutreco Holding NV	100	$ 5,773
REI Agro Ltd. (a)	170,000	3,521,228
Rocky Mountain Chocolate Factory, Inc.	105	1,667
Seaboard Corp.	4,992	7,338,240
TAT Konserve (a)	100	265
Tingyi (Cayman Island) Holding Corp.	2,000	3,232
Unified-President Enterprises Corp.	1,060	1,435
Unilever PLC sponsored ADR	23,600	883,112
Wimm-Bill-Dann Foods OJSC sponsored ADR	700	91,728
Wm. Wrigley Jr. Co.	700	40,985
		171,859,027
Household Products - 0.3%
Central Garden & Pet Co.	100	576
Colgate-Palmolive Co.	12,400	966,704
Energizer Holdings, Inc. (a)	184,254	20,660,401
		21,627,681
Personal Products - 1.2%
Amorepacific Corp.	62	47,025
Avon Products, Inc.	1,743,079	68,903,913
Chattem, Inc. (a)	100	7,554
Concern Kalina OJSC:
GDR (f)	21,643	875,689
sponsored ADR	21,300	861,811
Dabur India Ltd.	100	290
Estee Lauder Companies, Inc. Class A	100	4,361
Godrej Consumer Products Ltd.	162,080	561,861
Hengan International Group Co. Ltd.	6,835,200	30,682,177
Kose Corp.	110	2,931
Marico Ltd.	100	174
Natura Cosmeticos SA	168,300	1,635,725
Shiseido Co. Ltd. sponsored ADR	207,200	4,869,200
		108,452,711
TOTAL CONSUMER STAPLES		531,892,229
ENERGY - 12.8%
Energy Equipment & Services - 8.5%
BJ Services Co. (d)	1,783,368	43,264,508
Cameron International Corp. (a)	1,400	67,382
Dresser-Rand Group, Inc. (a)	2,048,269	79,984,904
ENSCO International, Inc.	446,500	26,620,330
Global Industries Ltd. (a)	1,170,393	25,069,818
Helix Energy Solutions Group, Inc. (a)	694,500	28,821,750
ION Geophysical Corp. (a)(d)	1,330,093	20,988,868
Nabors Industries Ltd. (a)	2,233,708	61,181,262
National Oilwell Varco, Inc. (a)	651,892	47,887,986
Newpark Resources, Inc. (a)(e)	8,148,220	44,407,799
Oil States International, Inc. (a)	279,400	9,533,128
Parker Drilling Co. (a)(e)	8,093,044	61,102,482

	Shares	Value
Patterson-UTI Energy, Inc.	1,535,704	$ 29,976,942
Pride International, Inc. (a)	1,142,740	38,738,886
Rowan Companies, Inc.	44,700	1,763,862
Saipem SpA	99,700	3,988,215
Tidewater, Inc. (d)	539,100	29,575,026
Transocean, Inc. (a)	216,300	30,963,345
W-H Energy Services, Inc. (a)	895,285	50,323,970
Weatherford International Ltd. (a)	1,672,300	114,719,780
		748,980,243
Oil, Gas & Consumable Fuels - 4.3%
Canadian Natural Resources Ltd.	132,500	9,679,281
Chesapeake Energy Corp.	1,701,659	66,705,033
China Coal Energy Co. Ltd. (H Shares)	1,000	3,142
China Petroleum & Chemical Corp. sponsored ADR (H Shares)	100	14,820
China Shenhua Energy Co. Ltd. (H Shares)	500	2,988
Cimarex Energy Co.	503,845	21,428,528
Clean Energy Fuels Corp.	200	3,028
Comstock Resources, Inc. (a)	181,038	6,155,292
Cosmo Oil Co. Ltd.	1,846,000	6,835,775
Denbury Resources, Inc. (a)	96,000	2,856,000
EOG Resources, Inc.	100	8,925
Evergreen Energy, Inc. (a)(d)	1,337,833	2,983,368
Hess Corp.	787,100	79,386,906
Holly Corp.	342,199	17,414,507
International Coal Group, Inc. (a)(d)	6,420,220	34,412,379
JKX Oil & Gas	91	723
Niger Uranium Ltd.	9	5
Niko Resources Ltd.	100	8,983
Nippon Oil Corp.	849,000	6,875,943
Noble Energy, Inc.	337,400	26,830,048
OPTI Canada, Inc. (a)	200	3,342
Patriot Coal Corp. (a)	46	1,920
Peabody Energy Corp.	462	28,478
Penn Virginia Resource Partners LP	338,765	8,323,456
Petrobras Energia Participaciones SA sponsored ADR (B Shares)	700	9,765
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	200	19,244
sponsored ADR	94,300	10,867,132
Plains Exploration & Production Co. (a)	211,600	11,426,400
Rentech, Inc. (a)	100	181
Sasol Ltd. sponsored ADR	100	4,947
Sunoco, Inc.	477,500	34,590,100
Surgutneftegaz JSC sponsored ADR	100	6,025
Tesoro Corp.	284,040	13,548,708
Valero Energy Corp.	343,410	24,049,002
XTO Energy, Inc.	125	6,420
		384,490,794
TOTAL ENERGY		1,133,471,037
Common Stocks - continued
	Shares	Value
FINANCIALS - 9.9%
Capital Markets - 4.5%
Acta Holding ASA (d)	1,774,850	$ 7,413,579
AllianceBernstein Holding LP	1,545,428	116,293,457
Ameriprise Financial, Inc.	2,231,222	122,962,644
Bank of New York Mellon Corp.	100	4,876
BinckBank NV	100	1,475
Cohen & Steers, Inc.	100	2,997
Deutsche Bank AG (NY Shares)	100	12,941
Espirito Santo Financial Group SA (a)	100	3,939
FCStone Group, Inc.	100	4,603
Investec PLC	100	895
JAFCO Co. Ltd.	51,200	1,679,943
Janus Capital Group, Inc.	487,991	16,030,504
Julius Baer Holding AG	226,706	18,723,799
Korea Investment Holdings Co. Ltd.	459,360	39,208,275
Legg Mason, Inc.	100	7,315
Man Group plc	436,127	4,930,493
Marusan Securities Co. Ltd. (d)	1,635,700	15,258,922
Mirae Asset Securities Co. Ltd.	115,196	21,166,236
MPC Muenchmeyer Petersen Capital AG	67,000	5,980,213
New Star Asset Management Group PLC	364,030	1,287,426
REXCAPITAL Financial Holdings Ltd. (a)	22,850,000	4,366,559
Sparx Group Co. Ltd. (d)	12,480	5,848,407
T. Rowe Price Group, Inc.	335,501	20,425,301
TD Ameritrade Holding Corp. (a)	100	2,006
W.P. Carey & Co. LLC	320	10,624
		401,627,429
Commercial Banks - 1.1%
Allahabad Bank	1,142,127	3,599,801
Aozora Bank Ltd.	280,000	814,537
Asya Katilim Bankasi AS (a)	125,000	1,177,478
Axis Bank Ltd.	100	2,463
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	195,400	5,053,044
Banco Pastor SA	100	1,556
Banif SGPS SA	100	584
Bank of Ayudhya PCL (For. Reg.)	304,800	237,313
Bank of Baroda	1,157,580	14,829,068
Bank of India	100	928
Boston Private Financial Holdings, Inc.	195	5,281
Capitol Bancorp Ltd. (d)	735,473	14,797,717
Cathay General Bancorp	20	530
China Merchants Bank Co. Ltd. (H Shares)	1,000	4,085
Corporation Bank Ltd.	230,369	2,515,614
DnB Nor ASA	100	1,527
East West Bancorp, Inc.	100	2,423
Erste Bank AG	9,800	693,653
FirstMerit Corp.	169,800	3,397,698
Frontier Financial Corp., Washington (d)	325,963	6,053,133
Fukuoka Financial Group, Inc.	2,023,000	11,835,557

	Shares	Value
Fulton Financial Corp.	62,813	$ 704,762
HDFC Bank Ltd. sponsored ADR	100	13,045
Hokuhoku Financial Group, Inc.	100	290
Hypo Real Estate Holding AG	142,700	7,518,055
Hypo Real Estate Holding AG ADR	11,800	622,450
ICICI Bank Ltd. sponsored ADR	100	6,150
Juroku Bank Ltd.	1,155,400	6,373,202
Lakeland Financial Corp.	200	4,180
Marshall & Ilsley Corp.	100	2,648
Oriental Bank of Commerce	182,856	1,359,226
OTP Bank Ltd.	100	5,070
PT Bank Central Asia Tbk	500	388
Punjab National Bank	100	1,816
Sberbank (Savings Bank of the Russian Federation) GDR	100	54,144
Siam City Bank PCL (For. Reg.)	236,300	103,730
State Bank of India	100	6,318
Sumitomo Trust & Banking Co. Ltd.	1,275,000	8,418,273
The Jammu & Kashmir Bank Ltd.	423	9,199
The Mie Bank Ltd.	1,000	5,076
UCO Bank	1,431,669	2,147,231
UMB Financial Corp.	100	3,836
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,400	3,267,576
Union Bank of India	100	555
Vijaya Bank Ltd.	436,403	984,196
Wachovia Corp.	100	3,803
Wells Fargo & Co.	100	3,019
Wintrust Financial Corp.	100	3,313
		96,645,541
Diversified Financial Services - 0.0%
African Bank Investments Ltd.	100	481
Bank of Georgia unit (a)	100	2,953
Hong Kong Exchanges & Clearing Ltd.	100	2,837
Indiabulls Financial Services Ltd.	100	2,486
Infrastructure Development Finance Co. Ltd.	100	580
Kotak Mahindra Bank Ltd.	100	3,290
Moody's Corp. (d)	127,653	4,557,212
MSCI, Inc. Class A	20,400	783,360
SREI Infrastructure Finance Ltd.	100	640
		5,353,839
Insurance - 1.4%
Admiral Group PLC	3,821,500	83,520,220
AMBAC Financial Group, Inc.	71,400	1,839,978
April Group	100	6,735
Baloise Holdings AG (Reg.)	100	9,839
Benfield Group PLC	100	550
Brooke Corp.	286,072	1,928,125
Brown & Brown, Inc.	100	2,350
China Life Insurance Co. Ltd. ADR	266	20,349
eHealth, Inc. (a)(d)	143,196	4,598,024
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Genworth Financial, Inc. Class A (non-vtg.)	100	$ 2,545
Marsh & McLennan Companies, Inc.	100	2,647
MBIA, Inc. (d)	1,089,923	20,305,265
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	100	19,401
Penn Treaty American Corp. (a)	410	2,661
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	331,500	3,558,573
Power Financial Corp.	100	4,103
Reinsurance Group of America, Inc.	194,489	10,206,783
Samsung Fire & Marine Insurance Co. Ltd.	100	27,027
Unipol Gruppo Finanziario SpA	100	344
		126,055,519
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	100	10,167
BioMed Realty Trust, Inc.	100	2,317
British Land Co. PLC	11	207
DA Office Investment Corp.	100	639,074
Digital Realty Trust, Inc.	100	3,837
General Growth Properties, Inc.	154,600	6,366,428
K-REIT Asia	738,020	1,090,556
Land Securities Group PLC	150,016	4,488,773
Link (REIT)	500	1,082
Plum Creek Timber Co., Inc.	100	4,604
Regency Centers Corp.	120,400	7,764,596
Senior Housing Properties Trust (SBI)	3,372,490	76,488,073
		96,859,714
Real Estate Management & Development - 1.5%
Ayala Land, Inc.	14,622,600	5,053,894
Babis Vovos International Technical SA (a)	12,465	370,377
Belle Corp. (a)	1,500,000	43,658
Capital & Regional PLC	529,100	4,186,573
CB Richard Ellis Group, Inc. Class A (a)	100	2,155
Cyrela Commercial Properties SA Empreendimentos e Participações (a)	81,560	549,843
DLF Ltd.	100	2,725
Fabege AB	685,400	7,022,758
Hang Lung Properties Ltd.	1,000	4,527
Henderson Land Development Co. Ltd.	1,000	9,420
Hopson Development Holdings Ltd.	8,390,000	23,188,686
Indiabulls Real Estate Ltd. (a)	300	5,662
Joint Corp.	20,600	397,836
Kenedix, Inc. (d)	6,373	10,114,643
Keppel Land Ltd.	1,056,100	5,333,801
Kerry Properties Ltd.	6,179,261	49,650,601
Martinsa-Fadesa SA (a)	125	3,085
Megaworld Corp.	12,277,000	1,116,632

	Shares	Value
Mirland Development Corp. PLC	63,000	$ 644,633
New World China Land Ltd.	9,968,800	8,949,686
Patrizia Immobilien AG	814,200	6,131,336
Robinsons Land Corp.	4,868,500	1,948,345
Shun Tak Holdings Ltd.	1,952,200	3,069,599
Sistema-Hals JSC unit (a)	100	975
SM Prime Holdings, Inc.	125	31
Songbird Estates PLC Class B	591,400	2,079,791
SPG Land (Holdings) Ltd. (a)	1,637,100	1,465,540
Unitech Ltd.	200	2,483
		131,349,295
Thrifts & Mortgage Finance - 0.3%
BankUnited Financial Corp. Class A (d)	1,044,800	7,209,120
Carver Bancorp, Inc.	100	1,369
Farmer Mac Class C (non-vtg.)	187,055	4,923,288
First Keystone Financial, Inc. (a)	100	946
FirstFed Financial Corp. (a)(d)	113,940	4,081,331
Housing Development Finance Corp. Ltd.	84	6,135
Hudson City Bancorp, Inc.	100	1,502
IndyMac Bancorp, Inc.	100	595
KNBT Bancorp, Inc.	64,420	993,356
Radian Group, Inc. (d)	579,680	6,770,662
		23,988,304
TOTAL FINANCIALS		881,879,641
HEALTH CARE - 13.1%
Biotechnology - 1.1%
3SBio, Inc. sponsored ADR	55,600	827,328
Alnylam Pharmaceuticals, Inc. (a)	700	20,356
Array Biopharma, Inc. (a)	235,800	1,985,436
Basilea Pharmaceutica AG (a)	78,650	15,302,502
BioCryst Pharmaceuticals, Inc. (a)(d)	1,035,408	6,398,821
Bionovo, Inc. (a)	100	171
Celgene Corp. (a)	100	4,621
Cepheid, Inc. (a)	33,800	890,630
Combinatorx, Inc. (a)	100	444
CSL Ltd.	549	17,484
Cubist Pharmaceuticals, Inc. (a)	100	2,051
CuraGen Corp. (a)	759	698
CytRx Corp. (a)	685	1,945
deCODE genetics, Inc. (a)	327,482	1,205,134
Genentech, Inc. (a)	100	6,707
Genitope Corp. (a)	100	74
Genomic Health, Inc. (a)	41,963	950,042
Genta, Inc. (a)	16	8
Human Genome Sciences, Inc. (a)(d)	1,555,762	16,242,155
Infinity Pharmaceuticals, Inc. (a)	8,700	83,085
Insmed, Inc. (a)	1,955,580	1,613,353
Iomai Corp. (a)	100	106
Kosan Biosciences, Inc. (a)	100	360
LifeCell Corp. (a)	100	4,311
MannKind Corp. (a)	40	318
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Momenta Pharmaceuticals, Inc. (a)(d)	69,800	$ 498,372
Myriad Genetics, Inc. (a)	18,020	836,488
Nanosphere, Inc.	100	1,399
NPS Pharmaceuticals, Inc. (a)	100	383
Orchid Cellmark, Inc. (a)	1,070,257	5,351,285
OREXIGEN Therapeutics, Inc.	1,400	19,950
Osiris Therapeutics, Inc. (a)	100	1,202
Pro-Pharmaceuticals, Inc. (a)	100	70
Q-Med AB (d)	101,500	1,318,630
Sangamo Biosciences, Inc. (a)(d)(e)	3,339,315	43,711,633
Seattle Genetics, Inc. (a)	385,945	4,399,773
Sino Biopharmaceutical Ltd.	4,000	759
Sonus Pharmaceuticals, Inc. (a)	100	44
Synta Pharmaceuticals Corp.	100	670
Telik, Inc. (a)	100	347
Theravance, Inc. (a)	100	1,950
TorreyPines Therapeutics, Inc. (a)	100	229
Trubion Pharmaceuticals, Inc. (a)	8,003	80,030
VaxGen, Inc. (a)	100	55
Vion Pharmaceuticals, Inc. (a)	100	55
Zymogenetics, Inc. (a)	100	1,167
		101,782,631
Health Care Equipment & Supplies - 3.2%
Abiomed, Inc. (a)	100	1,554
Align Technology, Inc. (a)	100	1,668
American Medical Systems Holdings, Inc. (a)	100	1,446
Angiodynamics, Inc. (a)	648	12,338
Becton, Dickinson & Co.	1,088,032	90,937,715
bioMerieux SA	100	11,541
Biophan Technologies, Inc. (a)	100	4
Clinical Data, Inc. (a)	150	3,338
Cochlear Ltd.	100	6,560
DENTSPLY International, Inc.	370,171	16,665,098
Edwards Lifesciences Corp. (a)	730,666	33,603,329
ev3, Inc. (a)	100	1,271
Fresenius AG	300	24,518
Gen-Probe, Inc. (a)	100	6,293
Golden Meditech Co. Ltd.	3,816,000	1,703,156
Haemonetics Corp. (a)	255,400	16,095,308
Hologic, Inc. (a)	200	13,728
Home Diagnostics, Inc. (a)	100	817
I-Flow Corp. (a)	200	3,156
IDEXX Laboratories, Inc. (a)	200	11,726
Immucor, Inc. (a)	100	3,399
Insulet Corp.	279,501	6,562,683
Kinetic Concepts, Inc. (a)	100	5,356
Medtronic, Inc.	1,173,311	58,982,344
Meridian Bioscience, Inc.	150	4,512
Mindray Medical International Ltd. sponsored ADR	170,400	7,322,088

	Shares	Value
Neogen Corp. (a)	150	$ 3,983
NMT Medical, Inc. (a)	100	562
NuVasive, Inc. (a)	100	3,952
NxStage Medical, Inc. (a)	100	1,517
Optos PLC (a)	100	237
Quidel Corp. (a)	844,565	16,443,681
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	752,000	1,736,030
Somanetics Corp. (a)	139,000	3,287,350
St. Jude Medical, Inc. (a)	100	4,064
Steris Corp.	574,342	16,564,023
Strategic Diagnostics, Inc. (a)	100	538
The Spectranetics Corp. (a)	105,950	1,624,214
ThermoGenesis Corp. (a)	1,168,959	1,846,955
Varian Medical Systems, Inc. (a)	225,623	11,768,496
Vascular Solutions, Inc. (a)	100	650
Zimmer Holdings, Inc. (a)	100	6,615
		285,277,813
Health Care Providers & Services - 2.5%
Acibadem Saglik Hizmetleri AS	185	1,315
Aetna, Inc.	100	5,773
American Dental Partners, Inc. (a)(e)	721,481	7,236,454
AMERIGROUP Corp. (a)	132,600	4,833,270
AmSurg Corp. (a)	100	2,706
Apollo Hospitals Enterprise Ltd.	100	1,334
athenahealth, Inc. (d)	393,000	14,148,000
Bangkok Dusit Medical Service PCL (For. Reg.)	100	99
Bio-Reference Laboratories, Inc. (a)	100	3,268
Bumrungrad Hospital PCL (For. Reg.)	100	120
Centene Corp. (a)	702,907	19,287,768
Diagnosticos da America SA	1,000	20,730
Emeritus Corp. (a)	1,001,652	25,191,548
Genoptix, Inc.	100	3,070
Health Grades, Inc. (a)	915,296	5,446,011
Health Net, Inc. (a)	245,000	11,833,500
Henry Schein, Inc. (a)	331,300	20,341,820
Hooper Holmes, Inc. (a)	1,461,190	2,513,247
Humana, Inc. (a)	213,100	16,048,561
Laboratory Corp. of America Holdings (a)	378,953	28,622,320
Lincare Holdings, Inc. (a)	1,067,000	37,515,720
Medial Saude SA (a)	180,000	2,270,225
National Research Corp.	9,300	251,100
Network Healthcare Holdings Ltd.	100	169
Nighthawk Radiology Holdings, Inc. (a)	500	10,525
Patterson Companies, Inc. (a)	337,974	11,474,217
Ramsay Health Care Ltd.	100	959
Sonic Healthcare Ltd.	100	1,465
Universal American Financial Corp. (a)	562,053	14,382,936
Wellcare Health Plans, Inc. (a)	19,300	818,513
		222,266,743
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.3%
Allscripts Healthcare Solutions, Inc. (a)	336,500	$ 6,534,830
Cerner Corp. (a)	90,000	5,076,000
Eclipsys Corp. (a)	822,153	20,808,692
Emageon, Inc. (a)	330,275	1,321,100
HLTH Corp. (a)(d)	2,395,019	32,093,255
iCAD, Inc. (a)	100	202
IMS Health, Inc.	1,368,500	31,530,240
Merge Technologies, Inc. (a)	200	238
Omnicell, Inc. (a)	42	1,131
ProxyMed, Inc. (a)	100	267
TriZetto Group, Inc. (a)	839,769	14,586,788
		111,952,743
Life Sciences Tools & Services - 3.8%
Applera Corp.:
- Applied Biosystems Group (d)	1,209,084	41,012,129
- Celera Genomics Group (a)	400	6,348
Bachem Holding AG (B Shares)	100	8,444
Bio-Imaging Technologies, Inc. (a)	100	811
Bio-Rad Laboratories, Inc. Class A (a)	327	33,884
Bruker BioSciences Corp. (a)	100	1,330
Cambrex Corp.	100	838
Charles River Laboratories International, Inc. (a)	290,900	19,141,220
Dionex Corp. (a)	100	8,286
Evotec OAI AG (a)	100	340
Exelixis, Inc. (a)	174	1,502
Harvard Bioscience, Inc. (a)(e)	1,918,675	8,787,532
Helicos BioSciences Corp.	100	1,044
Illumina, Inc. (a)	100	5,926
Invitrogen Corp. (a)	700	65,387
Luminex Corp. (a)	100	1,624
Millipore Corp. (a)(d)	359,435	26,303,453
Nektar Therapeutics (a)	100	671
PerkinElmer, Inc.	1,101,560	28,662,591
QIAGEN NV (a)(d)	4,362,677	91,834,351
Sequenom, Inc. (a)	669,095	6,389,857
Thermo Fisher Scientific, Inc. (a)	1,323,198	76,322,061
Third Wave Technologies, Inc. (a)	758,478	7,319,313
Varian, Inc. (a)	285,600	18,649,680
Waters Corp. (a)	115,820	9,157,887
		333,716,509
Pharmaceuticals - 1.2%
Abbott Laboratories	100	5,615
Akorn, Inc. (a)	1,617,239	11,870,534
Auxilium Pharmaceuticals, Inc. (a)	100	2,999
BioMimetic Therapeutics, Inc. (a)	3,000	52,110
Boiron SA	55	1,475
Chugai Pharmaceutical Co. Ltd.	100	1,433
Cosmo Pharmaceuticals SpA	100	1,981
Daiichi Sankyo Co. Ltd.	100	3,082

	Shares	Value
Elite Pharmaceuticals, Inc. Class A (a)	100	$ 216
Endo Pharmaceuticals Holdings, Inc. (a)	3,136,997	83,663,710
Hi-Tech Pharmacal Co., Inc. (a)	100	971
Mylan, Inc. (d)	628,700	8,839,522
Obagi Medical Products, Inc.	100	1,829
Pfizer Ltd.	100	2,048
Ranbaxy Laboratories Ltd. sponsored GDR	75	797
Roche Holding AG (participation certificate)	149	25,449
Salix Pharmaceuticals Ltd. (a)	7,000	55,160
SuperGen, Inc. (a)	100	365
Wockhardt Ltd.	86,000	912,488
Wyeth	100	4,419
		105,446,203
TOTAL HEALTH CARE		1,160,442,642
INDUSTRIALS - 13.6%
Aerospace & Defense - 0.4%
American Science & Engineering, Inc.	100	5,675
Ceradyne, Inc. (a)	191,745	8,998,593
DynCorp International, Inc. Class A (a)	926,375	24,900,960
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	4,559
General Dynamics Corp.	200	17,798
Meggitt PLC	100	661
Point Blank Solutions, Inc. (a)	91,800	335,070
QinetiQ Group plc	100	391
Sparton Corp. (a)	41,817	206,576
TransDigm Group, Inc. (a)	17,400	785,958
		35,256,241
Air Freight & Logistics - 0.0%
Business Post Group PLC	200	1,134
C.H. Robinson Worldwide, Inc.	400	21,648
Expeditors International of Washington, Inc.	200	8,936
FedEx Corp.	100	8,917
Transport Corp. of India Ltd.	164,553	736,219
		776,854
Airlines - 0.1%
Air China Ltd. (H Shares)	2,000	2,981
Republic Airways Holdings, Inc. (a)	330,322	6,471,008
		6,473,989
Building Products - 0.0%
Apogee Enterprises, Inc.	100	1,711
Duratex SA	100	2,190
Geberit AG (Reg.)	100	13,721
PGT, Inc. (a)	713,051	3,394,123
Toto Ltd.	111,000	880,843
Trex Co., Inc. (a)	100	851
		4,293,439
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.0%
Administaff, Inc.	351,330	$ 9,935,612
Advisory Board Co. (a)	100	6,419
Allied Waste Industries, Inc. (a)	4,467,000	49,226,340
Bio-Treat Technology Ltd.	972,446	526,212
Experian Group Ltd.	100	789
Fuel Tech, Inc. (a)(d)	426,536	9,661,040
GFK AG	20	803
HNI Corp.	100	3,506
IHS, Inc. Class A (a)	176,700	10,700,952
InnerWorkings, Inc. (a)	100	1,726
Intertek Group PLC	484	9,520
JobStreet Corp. Bhd	14,000	7,324
Kenexa Corp. (a)	102,057	1,981,947
Korn/Ferry International (a)	264,000	4,968,480
Midas International Holdings Ltd.	4,166,000	406,069
Monster Worldwide, Inc. (a)	100	3,240
Pike Electric Corp. (a)	102,200	1,712,872
R.R. Donnelley & Sons Co.	276,372	10,430,279
Randstad Holdings NV (d)	145,040	5,719,361
Ritchie Brothers Auctioneers, Inc.	100	8,270
Robert Half International, Inc.	100	2,704
SGS Societe Generale de Surveillance Holding SA (Reg.)	100	119,033
Sinomem Technology Ltd. (a)	2,723,000	1,681,272
Steelcase, Inc. Class A	100	1,587
Stericycle, Inc. (a)	100	5,940
Taiwan Secom Co.	2,000	3,108
The Brink's Co.	41,000	2,449,340
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	1,000	486
United Envirotech Ltd. (a)	1,000	208
Waste Connections, Inc. (a)	1,179,193	36,437,064
Waste Industries USA, Inc.	40,200	1,459,260
Waste Management, Inc.	1,086,702	35,502,554
		182,973,317
Construction & Engineering - 0.9%
AECOM Technology Corp.	100	2,857
Fluor Corp.	52,600	7,664,872
Gammon India Ltd.	100	1,512
Gayatri Projects Ltd.	241,630	3,526,185
GS Engineering & Construction Corp.	44,090	7,347,549
Hindustan Construction Co. Ltd.	100	592
Insituform Technologies, Inc. Class A (a)	300	4,440
IVRCL Infrastructures & Projects Ltd.	868,326	12,247,572
Jacobs Engineering Group, Inc. (a)	242,340	23,170,127
LANCO Infratech Ltd.	450,000	9,640,084
Larsen & Toubro Ltd.	10,100	1,068,157
Nagarjuna Construction Co. Ltd.	175,022	1,567,003
Orascom Construction Industries SAE GDR	100	21,000
Prajay Engineers Syndicate Ltd.	115,252	1,179,721

	Shares	Value
Pratibha Industries Ltd.	214,970	$ 2,459,567
Schmack Biogas AG (a)	100	4,076
Shaw Group, Inc. (a)	125,400	7,579,176
SNC-Lavalin Group, Inc.	100	4,845
Taihei Dengyo Kaisha Ltd.	462,000	4,022,825
		81,512,160
Electrical Equipment - 3.0%
Acuity Brands, Inc.	372,550	16,764,750
Akeena Solar, Inc. (a)	100	796
AstroPower, Inc. (a)	100	0
Ceres Power Holdings PLC (a)	20,100	124,200
Conergy AG	100	3,649
Cooper Industries Ltd. Class A	2,342,240	123,857,651
Crompton Greaves Ltd.	100	998
Distributed Energy Systems Corp. (a)	100	40
Dongfang Electric Co. Ltd.	366,000	3,088,687
Emerson Electric Co.	100	5,666
First Solar, Inc. (a)	718	191,807
Gamesa Corporacion Tecnologica, SA	100	4,667
Genlyte Group, Inc. (a)	100	9,520
Harbin Electric, Inc. (a)	64	1,660
Harbin Power Equipment Co. Ltd. (H Shares)	1,348,000	4,322,120
Johnson Electric Holdings Ltd. sponsored ADR	100	540
Jyoti Structures Ltd.	100	709
Kalpataru Power Transmission Ltd.	40,000	1,861,134
KEC International Ltd.	100	2,073
Lloyd Electric & Engineering Ltd.	147,293	750,202
Neo-Neon Holdings Ltd.	21,083,000	21,036,762
Nexans SA	24,000	2,994,689
PowerSecure International, Inc. (a)(d)	794,505	10,725,818
Prysmian SpA	116,600	2,874,104
Q-Cells AG (a)	29,700	4,230,392
Regal-Beloit Corp.	100	4,495
Renewable Energy Corp. AS (a)	360,900	18,328,899
Rockwell Automation, Inc.	343,911	23,716,103
Seoul Semiconductor Co. Ltd.	1,424	37,726
Solar Integrated Technologies, Inc. (a)	100	199
SolarWorld AG	437,468	26,654,903
Sunpower Corp. Class A (a)(d)	40,700	5,306,873
Thomas & Betts Corp. (a)	100	4,904
Vestas Wind Systems AS (a)	100	10,804
Xantrex Technology, Inc. (a)	900	8,343
		266,925,883
Industrial Conglomerates - 0.4%
3M Co.	100	8,432
Aditya Birla Nuvo Ltd.	100	5,098
Hutchison Whampoa Ltd. ADR	100	5,650
Max India Ltd. (a)	100	666
McDermott International, Inc. (a)	198,100	11,693,843
Shanghai Industrial Holdings Ltd. (H Shares)	1,139,000	4,966,718
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
Siemens India Ltd.	100	$ 4,797
Teleflex, Inc.	261,500	16,477,115
		33,162,319
Machinery - 6.3%
3D Systems Corp. (a)	100	1,544
A.S.V., Inc. (a)	100	1,385
AGCO Corp. (a)	2,565,723	174,417,850
Albany International Corp. Class A	100	3,710
Basin Water, Inc. (a)	695	5,748
Bucher Industries AG	500	115,150
Chart Industries, Inc. (a)	100	3,090
China Infrastructure Machinery Holdings Ltd.	3,127,000	4,948,914
China Metal International Holdings, Inc.	2,000	577
China Yuchai International Ltd.	100	991
CIRCOR International, Inc.	309,253	14,336,969
Crane Co.	1,036,184	44,452,294
Cummins India Ltd.	100	1,056
Danaher Corp.	100	8,774
Deere & Co.	1,505,800	140,220,096
Delachaux SA	49,989	4,846,331
Doosan Infracore Co. Ltd.	100	3,194
Eaton Corp.	100	9,695
Eicher Motors Ltd. (a)	100	1,035
ESCO Technologies, Inc. (a)	100	3,994
EVA Precision Industrial Holdings Ltd.	800,000	304,729
Graco, Inc.	100	3,726
Haitian International Holdings Ltd.	7,962,000	5,718,434
Hexagon AB (B Shares)	55,200	1,156,794
Hyflux Ltd.	100	221
IDEX Corp.	700	25,291
Ingersoll-Rand Co. Ltd. Class A	100	4,647
Jain Irrigation Systems Ltd.	100	1,639
JTEKT Corp.	1,000	17,905
JVM Co. Ltd.	19,639	1,181,151
Kadant, Inc. (a)	178,881	5,307,399
KCI Konecranes Oyj	100	3,441
Komax Holding AG (Reg.)	100	15,971
MAN AG	156,600	26,008,084
Metso Corp. sponsored ADR	100	5,370
NGK Insulators Ltd.	32,000	859,501
PACCAR, Inc.	150	8,172
Parker Hannifin Corp.	275,850	20,774,264
Railpower Technologies Corp. (a)	100	63
Shanthi Gears Ltd.	130,010	334,882
Shin Zu Shing Co. Ltd.	1,439,500	8,833,195
SPX Corp.	842,880	86,690,208
Tata Motors Ltd.	45,832	862,905
Tata Motors Ltd. sponsored ADR (d)	96,200	1,814,332
Terex Corp. (a)	191,386	12,549,180
Thermax Ltd.	100	2,079

	Shares	Value
Trinity Industries, Inc.	1,539	$ 42,723
Uzel Makina Sanayi AS (a)	415,173	725,286
Valmont Industries, Inc.	100	8,912
Wabash National Corp.	100	769
Weichai Power Co. Ltd. (H Shares)	358,100	2,613,265
		559,256,935
Marine - 0.0%
Hanjin Shipping Co. Ltd.	80	3,401
Kuehne & Nagel International AG	100	9,574
		12,975
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	100	8,323
Con-way, Inc.	700	29,078
CSX Corp.	489,100	21,510,618
East Japan Railway Co.	100	824,029
Guangshen Railway Co. Ltd. sponsored ADR	100	3,564
Knight Transportation, Inc.	225	3,332
Landstar System, Inc.	60,500	2,550,075
Norfolk Southern Corp.	100	5,044
Old Dominion Freight Lines, Inc. (a)	100	2,311
		24,936,374
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	183,700	4,836,821
Fastenal Co. (d)	40,100	1,620,842
GATX Corp.	100	3,668
MSC Industrial Direct Co., Inc. Class A	77	3,116
Richelieu Hardware Ltd.	100	2,432
		6,466,879
Transportation Infrastructure - 0.1%
Hopewell Holdings Ltd.	1,304,000	6,020,700
Macquarie Infrastructure Group unit	102	271
		6,020,971
TOTAL INDUSTRIALS		1,208,068,336
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 4.9%
ADC Telecommunications, Inc. (a)	1,607,396	24,995,008
Adtran, Inc.	712,890	15,241,588
Airspan Networks, Inc. (a)	1,218,300	2,144,208
Alcatel-Lucent SA sponsored ADR	100	732
Alvarion Ltd. (a)	600	5,700
Cipherlab Co. Ltd.	542,000	1,403,885
Cisco Systems, Inc. (a)	4,792,100	129,722,147
CommScope, Inc. (a)	100	4,921
F5 Networks, Inc. (a)	100	2,852
Finisar Corp. (a)	100	145
Gemtek Technology Corp.	158,418	271,602
Globecomm Systems, Inc. (a)	683	7,991
Harris Corp.	100	6,268
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Infinera Corp.	100	$ 1,484
Ituran Location & Control Ltd.	86,500	957,555
Juniper Networks, Inc. (a)	6,562,444	217,873,137
MIC Electronics Ltd.	342,389	8,725,033
Nokia Corp. sponsored ADR	22,300	856,097
Option NV (a)	360	2,947
Plantronics, Inc.	568,450	14,779,700
Polycom, Inc. (a)	100	2,778
RADWARE Ltd. (a)	324,500	4,997,300
Raymarine PLC	100	580
Sonus Networks, Inc. (a)	100	583
Vyyo, Inc. (a)	100	314
Zyxel Communications Corp.	8,948,559	11,630,643
		433,635,198
Computers & Peripherals - 1.2%
Acer, Inc.	11,194,720	21,919,973
Apple, Inc. (a)	83,603	16,560,082
ASUSTeK Computer, Inc.	3,463,051	10,400,899
Diebold, Inc.	100	2,898
Foxconn Technology Co. Ltd.	537,000	4,371,508
Gemalto NV (a)	16	502
High Tech Computer Corp.	50,100	925,375
I-Chiun Precision Industries Co. Ltd.	3,854,550	4,385,843
Lenovo Group Ltd.	5,280,000	4,746,996
Lenovo Group Ltd. ADR	100	1,775
Logitech International SA (a)	7,556	276,852
Logitech International SA (Reg.) (a)	183,449	6,721,571
Moser-Baer India Ltd.	150	1,174
Network Appliance, Inc. (a)	149,500	3,731,520
Psion PLC	33	66
SanDisk Corp. (a)(d)	475,620	15,776,315
Sun Microsystems, Inc. (a)	923,000	16,733,990
Unisteel Technology Ltd.	2,470,625	2,879,496
Western Digital Corp. (a)	100	3,021
		109,439,856
Electronic Equipment & Instruments - 2.2%
Acacia Research Corp. - Acacia Technologies (a)	100	898
Agilent Technologies, Inc. (a)	1,193,259	43,840,336
Amphenol Corp. Class A	200	9,274
Arrow Electronics, Inc. (a)	157,800	6,198,384
Avnet, Inc. (a)	175,400	6,133,738
China EnerSave Ltd.	18,986,000	1,251,289
China Power New Egy Development Co. Ltd. (a)	20,000	3,437
Comverge, Inc.	69,760	2,196,742
CPI International, Inc. (a)	754,472	12,901,471
Daktronics, Inc.	200	4,514
Digital China Holdings Ltd. (H Shares)	842,000	613,377
Echelon Corp. (a)	925	19,092
Everlight Electronics Co. Ltd.	1,980,537	7,267,465

	Shares	Value
FARO Technologies, Inc. (a)	61,200	$ 1,663,416
Gold Circuit Electronics Ltd.	4,532,000	4,038,693
Hana Microelectronics PCL (For. Reg.)	509,400	326,354
Hon Hai Precision Industry Co. Ltd. (Foxconn)	178,800	1,113,710
Horiba Ltd.	100	3,652
Ibiden Co. Ltd.	128,400	8,894,628
Ingenico SA	396,730	12,592,984
IPG Photonics Corp.	28	560
Itron, Inc. (a)	46,836	4,494,851
L-1 Identity Solutions, Inc. (a)	100	1,795
Lumax International Corp. Ltd.	425,000	926,534
Maxwell Technologies, Inc. (a)(d)	315,586	2,609,896
Measurement Specialties, Inc. (a)	406,250	8,978,125
Meiko Electronics Co. Ltd.	100	4,215
Mellanox Technologies Ltd.	100	1,822
Mettler-Toledo International, Inc. (a)	406,174	46,222,601
Mingyuan Medicare Development Co. Ltd.	4,370,000	638,930
Motech Industries, Inc.	237,650	2,180,107
Murata Manufacturing Co. Ltd.	100	5,753
Nidec Corp.	48,300	3,496,040
Nihon Dempa Kogyo Co. Ltd.	100	4,855
Nippon Electric Glass Co. Ltd.	594,000	9,679,952
Robotic Vision Systems, Inc. (a)	100	0
Rogers Corp. (a)	100	4,337
Synnex Technology International Corp.	1,125,000	2,809,898
Trimble Navigation Ltd. (a)	100	3,024
Unity Opto Technology Co. Ltd.	1,039	920
Universal Display Corp. (a)	86,465	1,787,232
Yageo Corp. sponsored GDR	100	170
		192,925,071
Internet Software & Services - 1.1%
Answers Corp. (a)	100	680
Art Technology Group, Inc. (a)	100	432
Aun Consulting, Inc. (d)	36	45,639
Baidu.com, Inc. sponsored ADR (a)	2,200	858,858
Blinkx PLC	3,876,776	2,156,720
China LotSynergy Holdings Ltd. (a)	100	12
CNET Networks, Inc. (a)	100	914
comScore, Inc.	100	3,263
DA Consortium, Inc. (d)	1,591	925,818
DealerTrack Holdings, Inc. (a)	289,784	9,699,070
Digital River, Inc. (a)	100	3,307
eBay, Inc. (a)	100	3,319
Equinix, Inc. (a)	100	10,107
F@N Communications, Inc. (d)	325	379,426
iMergent, Inc.	100	1,059
INFO Edge India Ltd.	100	3,399
Internap Network Services Corp. (a)(d)	1,287,204	10,722,409
Interwoven, Inc. (a)	100	1,422
LBI International AB (a)	82,100	368,230
LivePerson, Inc. (a)	1,563,773	8,350,548
LoopNet, Inc. (a)	390,991	5,493,424
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Mercadolibre, Inc.	26,200	$ 1,935,656
Omniture, Inc. (a)	110,605	3,682,040
Online Resources Corp. (a)	934,367	11,137,655
Open Business Club AG	50,440	3,254,393
RealNetworks, Inc. (a)	100	609
Rediff.com India Ltd. sponsored ADR (a)	1,100	12,001
Sify Technologies Ltd. sponsored ADR (a)(d)	413,350	2,182,488
Tencent Holdings Ltd.	2,313,200	17,518,624
TheStreet.com, Inc.	100	1,592
ValueClick, Inc. (a)	496,061	10,863,736
VeriSign, Inc. (a)	100	3,761
VistaPrint Ltd. (a)	7,612	326,174
Vocus, Inc. (a)	100	3,453
WebMD Health Corp. Class A (a)(d)	133,388	5,478,245
Website Pros, Inc. (a)	43	499
		95,428,982
IT Services - 2.5%
Accenture Ltd. Class A	965,650	34,792,370
BearingPoint, Inc. (a)	939,373	2,658,426
Cap Gemini SA	36,800	2,309,355
Cognizant Technology Solutions Corp. Class A (a)	284,200	9,645,748
CyberSource Corp. (a)	558,037	9,916,317
eLoyalty Corp. (a)	100	1,335
Fiserv, Inc. (a)	100	5,549
Mastercard, Inc. Class A (d)	278,000	59,825,600
Metavante Holding Co. (a)	33	777
Ness Technologies, Inc. (a)	100	923
Nomura Research Institute Ltd.	3,095,200	101,442,216
SAIC, Inc. (a)	24,700	496,964
Syntel, Inc.	100	3,852
The Western Union Co.	100	2,428
VeriFone Holdings, Inc. (a)	100	2,325
WNS Holdings Ltd. ADR (a)	100	1,635
		221,105,820
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	75	2,603
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices, Inc. (a)	100	750
Advanced Semiconductor Manufacturing Corp. Ltd. (H Shares) (a)	2,000	99
Advantest Corp. ADR	100	2,826
Aixtron AG (a)	200	2,776
Aixtron AG sponsored ADR (a)	100	1,400
Alliance Semiconductor Corp.	100	160
Altera Corp.	9,073,549	175,300,967
ANADIGICS, Inc. (a)	183,132	2,118,837
Applied Materials, Inc.	100	1,776
ARM Holdings PLC sponsored ADR	100	740
ASM Pacific Technology Ltd.	100	736

	Shares	Value
ATMI, Inc. (a)	688,748	$ 22,212,123
AuthenTec, Inc.	100	1,453
Bright Led Electronics Corp.	1,132	2,859
Credence Systems Corp. (a)	581,304	1,406,756
Cree, Inc. (a)(d)	863,216	23,712,544
Elpida Memory, Inc. (a)	100	3,425
Epistar Corp.	9,291,789	39,826,046
Ersol Solar Energy AG (a)	4,800	509,202
Fairchild Semiconductor International, Inc. (a)	100	1,443
Formosa Epitaxy, Inc. (a)	3,353,000	3,308,541
Global Mixed-mode Technology, Inc.	94,300	617,908
Hittite Microwave Corp. (a)	100	4,776
Infineon Technologies AG sponsored ADR (a)	100	1,164
Integrated Device Technology, Inc. (a)	3,127,907	35,376,628
Intersil Corp. Class A	2,524,852	61,808,377
KLA-Tencor Corp.	100	4,816
Kontron AG	122,400	2,450,811
Kopin Corp. (a)	100	316
Lam Research Corp. (a)	187,900	8,122,917
Manz Automation AG (a)	7,300	1,757,741
MediaTek, Inc.	845,950	10,981,960
Microchip Technology, Inc.	100	3,142
MJC Probe, Inc.	1,100	3,460
National Semiconductor Corp.	206,900	4,684,216
Opto Technology Corp. (a)	5,566,404	5,441,104
Powertech Technology, Inc.	1,150,000	4,095,745
Realtek Semiconductor Corp.	161,700	560,939
Richtek Technology Corp.	2,328,950	21,041,701
Samco, Inc.	120	1,310
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	519
Silicon Laboratories, Inc. (a)	100	3,743
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,644,855	14,622,761
SiRF Technology Holdings, Inc. (a)	93,100	2,339,603
Skyworks Solutions, Inc. (a)	100	850
Supertex, Inc. (a)	100	3,129
Tekcore Co. Ltd.	1,441,000	1,608,517
Trio-Tech International	100	915
Ultratech, Inc. (a)	100	1,134
Varian Semiconductor Equipment Associates, Inc. (a)	100	3,700
Veeco Instruments, Inc. (a)	100	1,670
Xilinx, Inc.	870,244	19,032,236
Zetex PLC	876,700	831,744
		463,825,011
Software - 2.8%
Activision, Inc. (a)	1	30
Adobe Systems, Inc. (a)	1,199,100	51,237,543
Amdocs Ltd. (a)	1,184,600	40,833,162
Ansys, Inc. (a)	100	4,146
Autonomy Corp. PLC (a)	3,696,276	64,920,482
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
BladeLogic, Inc.	200	$ 5,914
Callidus Software, Inc. (a)	144,300	746,031
DemandTec, Inc.	100	1,929
Digimarc Corp. (a)	100	882
Electronic Arts, Inc. (a)	122,741	7,169,302
Financial Technologi India Ltd.	78	5,182
Giant Interactive Group, Inc. ADR	75,500	979,990
Global Digital Creations Holdings Ltd. (a)	5,052,000	1,101,486
GSE Systems, Inc. (a)	100	1,024
Kingdee International Software Group Co. Ltd.	4,194,000	3,265,006
Lawson Software, Inc. (a)	100	1,024
Napster, Inc. (a)	100	197
NetDragon WebSoft, Inc.	500	1,063
Nintendo Co. Ltd.	100	59,240
Novell, Inc. (a)	100	687
Nuance Communications, Inc. (a)(d)	476,700	8,904,756
Perfect World Co. Ltd. sponsored ADR Class B	100	2,788
PROS Holdings, Inc.	100	1,962
Quality Systems, Inc. (d)	468,607	14,287,827
Salary.com, Inc.	185,900	2,388,815
Sandvine Corp. (a)	1,910,200	7,344,335
SAP AG sponsored ADR	100	5,105
Scientific Learning Corp. (a)	100	536
Smith Micro Software, Inc. (a)	100	847
Solera Holdings, Inc.	35,900	889,602
Streamline Health Solutions, Inc. (a)	100	182
Subex Ltd.	89	744
SuccessFactors, Inc.	100	1,182
Symantec Corp. (a)	100	1,614
Taleo Corp. Class A (a)	33,800	1,006,564
Tata Elxsi Ltd.	100	705
The9 Ltd. sponsored ADR (a)	700	14,924
THQ, Inc. (a)	159,600	4,499,124
Ubisoft Entertainment SA (a)	384,500	38,982,347
Veraz Networks, Inc.	100	482
VMware, Inc. Class A	100	8,499
		248,677,260
TOTAL INFORMATION TECHNOLOGY		1,765,039,801
MATERIALS - 8.3%
Chemicals - 1.4%
ADA-ES, Inc. (a)	100	757
Advansa Sasa Polyester Sanayi AS (a)	1	1
Albemarle Corp.	342,609	14,132,621
Asian Paints India Ltd.	425,678	11,878,042
Dyno Nobel Ltd.	100	195
Ecolab, Inc.	519,412	26,599,089

	Shares	Value
Filtrona PLC	50	$ 201
JSR Corp.	431,300	11,061,849
Jubilant Organosys Ltd.	100	875
Kuraray Co. Ltd.	125,000	1,510,744
Landec Corp. (a)	752	10,077
Monsanto Co.	200	22,338
Nalco Holding Co.	454,300	10,984,974
OM Group, Inc. (a)	81,451	4,686,691
Quaker Chemical Corp.	100	2,197
Recticel SA	100	1,459
RPM International, Inc.	100	2,030
Sensient Technologies Corp. (d)	774,490	21,902,577
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	922,000	568,778
Sodiff Advanced Materials Co. Ltd.	100	6,548
Syngenta AG sponsored ADR	74,500	3,774,170
Terra Nitrogen Co. LP	60,500	9,046,565
Tokuyama Corp.	620,000	6,197,179
United Phosphorous Ltd.	100	886
Valspar Corp.	89,400	2,015,076
Zep, Inc. (a)	178,000	2,468,860
Zoltek Companies, Inc. (a)	100	4,287
		126,879,066
Construction Materials - 0.0%
Headwaters, Inc. (a)	100	1,174
Shree Cement Ltd.	100	3,402
Vulcan Materials Co.	11	870
		5,446
Containers & Packaging - 0.0%
Essel Propack Ltd. (a)	1,080,401	2,113,917
Packaging Corp. of America	100	2,820
Sealed Air Corp.	200	4,628
Sonoco Products Co.	100	3,268
		2,124,633
Metals & Mining - 6.4%
Agnico-Eagle Mines Ltd.	295,350	16,177,291
Alamos Gold, Inc. (a)	3,198,700	17,803,645
Aquarius Platinum Ltd. (Australia)	127,149	1,444,466
Barrick Gold Corp.	2,354,400	99,005,417
BHP Billiton Ltd. sponsored ADR	100	7,004
BlueScope Steel Ltd.	100	845
Brush Engineered Materials, Inc. (a)	100	3,702
Centerra Gold, Inc. (a)	230,900	2,921,255
Eldorado Gold Corp. (a)	8,234,900	48,321,138
FNX Mining Co., Inc. (a)	100	3,045
Freeport-McMoRan Copper & Gold, Inc. Class B	80,668	8,263,630
Goldcorp, Inc.	84,500	2,874,641
Grupo Mexico SA de CV Series B	100	628
High River Gold Mines Ltd. (a)	10,409,700	29,755,471
IAMGOLD Corp.	3,965,400	32,288,346
Inmet Mining Corp.	100	8,107
Ivanhoe Mines Ltd. (a)	100	1,087
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Kinross Gold Corp. (a)	5,424,366	$ 99,910,319
Lihir Gold Ltd. (a)	2,642,407	8,355,288
Lihir Gold Ltd. sponsored ADR	1,023,500	31,922,965
Lundin Mining Corp. (a)	970,821	9,321,758
Maharashtra Seamless Ltd.	70,000	1,123,055
Mechel Steel Group OAO sponsored ADR	100	9,714
Miramar Mining Corp. (a)	1,007,300	6,316,219
Newcrest Mining Ltd.	1,325,435	38,427,396
Newmont Mining Corp.	1,681,900	82,127,177
POSCO sponsored ADR	100	15,041
Randgold Resources Ltd. sponsored ADR	137,800	5,116,514
Royal Gold, Inc.	631,006	19,258,303
Shore Gold, Inc. (a)	805,600	3,737,926
Sumitomo Metal Mining Co. Ltd.	1,600	27,099
Vedanta Resources PLC	100	4,065
Xstrata PLC	100	7,053
Yamana Gold, Inc.	452,254	5,867,399
		570,427,009
Paper & Forest Products - 0.5%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	100	7,435
Ballarpur Industries Ltd.	100	440
Cathay Forest Products Corp. (a)	40,100	52,468
Glatfelter	100	1,531
Gunns Ltd.	1,483,967	4,731,296
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	9,100	55,321
Lee & Man Paper Manufacturing Ltd.	5,119,900	22,489,974
Pope Resources, Inc. LP	100	4,275
Shandong Chenming Paper Holdings Ltd. (B Shares)	100	107
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	441,900	13,173,039
		40,515,886
TOTAL MATERIALS		739,952,040
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Golden Telecom, Inc.	100	10,095
LG Dacom Corp.	61,160	1,391,633
Pipex Communications PLC (a)	100	17
PT Indosat Tbk sponsored ADR	100	4,664
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	4,201
Telenor ASA sponsored ADR	100	7,195
		1,417,805
Wireless Telecommunication Services - 0.1%
Clearwire Corp.	100	1,371

	Shares	Value
NII Holdings, Inc. (a)	116,036	$ 5,606,860
Philippine Long Distance Telephone Co.	100	7,701
SK Telecom Co. Ltd. sponsored ADR	88,900	2,652,776
Sprint Nextel Corp.	700	9,191
Telemig Celular Participacoes SA sponsored ADR	100	5,615
		8,283,514
TOTAL TELECOMMUNICATION SERVICES		9,701,319
UTILITIES - 2.9%
Electric Utilities - 0.2%
Areva T&D India Ltd.	100	6,098
Enernoc, Inc.	100	4,910
Great Plains Energy, Inc.	621,200	18,213,584
Korea Electric Power Corp. sponsored ADR	100	2,085
		18,226,677
Gas Utilities - 0.4%
Aegis Logistics Ltd.	120,637	1,179,429
AGL Resources, Inc.	978,628	36,835,558
China Gas Holdings Ltd.	2,000	870
		38,015,857
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	1,431,900	30,628,341
Black Hills Corp.	819,904	36,157,766
International Power PLC sponsored ADR	100	9,225
NTPC Ltd.	100	637
Ormat Technologies, Inc.	100	5,501
PTC India Ltd.	100	424
		66,801,894
Multi-Utilities - 1.4%
CH Energy Group, Inc.	456,129	20,315,986
CMS Energy Corp.	650,054	11,297,939
PG&E Corp.	340,500	14,672,145
Sempra Energy	1,264,434	78,243,176
		124,529,246
Water Utilities - 0.1%
Eastern Water Resources Development & Management PCL (For.Reg.)	100	14
Guangdong Investment Ltd.	2,000	1,141
Puncak Niaga Holding BHD	70	106
Sino-Environment Technology Group Ltd. (a)	4,172,000	6,599,022
		6,600,283
TOTAL UTILITIES		254,173,957
TOTAL COMMON STOCKS (Cost $7,664,375,303)		8,817,280,729
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% (a)	5	$ 0
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Banco Itau Holding Financeira SA (non-vtg.)	10,600	273,933
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $76,873)		273,933
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 4.58% (b)	29,483,546	29,483,546
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	311,201,805	311,201,805
TOTAL MONEY MARKET FUNDS (Cost $340,685,351)		340,685,351
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 1.28%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Government Obligations) # (Cost $2,206,000)	$ 2,206,157	2,206,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $8,007,343,527)		9,160,446,013
NET OTHER ASSETS - (3.3)%		(293,867,262)
NET ASSETS - 100%		$ 8,866,578,751
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $883,152 or 0.0% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,206,000 due 1/02/08 at 1.28%
Banc of America Securities LLC	$ 419,236
Barclays Capital, Inc.	719,669
Goldman, Sachs & Co.	1,067,095
$ 2,206,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,850,687
Fidelity Securities Lending Cash Central Fund	4,366,570
Total	$ 15,217,257
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AGCO Corp.	$ 178,583,287	$ 4,623,028	$ 142,276,570	$ -	$ -
American Dental Partners, Inc.	-	15,353,095	-	-	7,236,454
ATMI, Inc.	-	68,242,479	41,478,513	-	-
Chindex International, Inc.	-	9,072,576	8,681,417	-	-
Core Laboratories NV	102,829,500	-	102,159,975	-	-
Fuel Systems Solutions, Inc.	14,344,140	13,398,449	7,851,030	-	14,460,222
Gentex Corp.	36,978,542	160,694,101	18,967,003	2,072,843	175,194,768
Harvard Bioscience, Inc.	7,500,753	2,569,378	-	-	8,787,532
Hot Topic, Inc.	-	16,839,123	-	-	14,165,636
Internap Network Services Corp.	44,130,594	4,932,604	19,898,413	-	-
Newpark Resources, Inc.	20,776,617	44,177,946	6,817,345	-	44,407,799
Parker Drilling Co.	39,970,900	30,531,028	-	-	61,102,482
PowerSecure International, Inc. (formerly Metretek Technologies, Inc.)	1,232	19,075,642	7,542,012	-	-
Sangamo Biosciences, Inc.	-	31,662,352	3,524,582	-	43,711,633
Techwell, Inc.	-	32,403,160	26,075,785	-	-
Total	$ 445,115,565	$ 453,574,961	$ 385,272,645	$ 2,072,843	$ 369,066,526
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.3%
Japan	5.0%
Canada	4.4%
United Kingdom	2.6%
Taiwan	2.0%
Bermuda	1.9%
Hong Kong	1.5%
Cayman Islands	1.3%
Netherlands	1.1%
Germany	1.1%
Others (individually less than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $299,128,383 and repurchase agreements of $2,206,000) - See accompanying schedule: Unaffiliated issuers (cost $7,290,664,410)	$ 8,450,694,136
Fidelity Central Funds (cost $340,685,351)	340,685,351
Other affiliated issuers (cost $375,993,766)	369,066,526
Total Investments (cost $8,007,343,527)		$ 9,160,446,013
Receivable for investments sold		75,366,136
Receivable for fund shares sold		5,159,689
Dividends receivable		5,740,072
Distributions receivable from Fidelity Central Funds		618,570
Prepaid expenses		28,267
Other receivables		125,463
Total assets		9,247,484,210

Liabilities
Payable to custodian bank	$ 608,390
Payable for investments purchased	51,012,853
Payable for fund shares redeemed	9,374,755
Accrued management fee	4,093,862
Distribution fees payable	1,324,862
Other affiliated payables	612,835
Other payables and accrued expenses	2,676,097
Collateral on securities loaned, at value	311,201,805
Total liabilities		380,905,459

Net Assets		$ 8,866,578,751
Net Assets consist of:
Paid in capital		$ 6,510,141,475
Undistributed net investment income		8,809,026
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,196,831,508
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,150,796,742
Net Assets		$ 8,866,578,751

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($1,532,407,276 ÷ 42,383,115 shares)	$ 36.16

Service Class: Net Asset Value, offering price and redemption price per share ($1,138,872,743 ÷ 31,649,802 shares)	$ 35.98

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,939,927,452 ÷ 166,718,661 shares)	$ 35.63

Investor Class Net Asset Value, offering price and redemption price per share ($255,371,280 ÷ 7,079,669 shares)	$ 36.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends (including $2,072,843 earned from other affiliated issuers)		$ 87,181,998
Interest		100,123
Income from Fidelity Central Funds		15,217,257
Total income		102,499,378

Expenses
Management fee	$ 45,982,027
Transfer agent fees	5,714,743
Distribution fees	14,652,147
Accounting and security lending fees	1,267,744
Custodian fees and expenses	921,919
Independent trustees' compensation	28,125
Registration fees	7,744
Audit	127,286
Legal	57,394
Interest	8,186
Miscellaneous	925,509
Total expenses before reductions	69,692,824
Expense reductions	(840,222)	68,852,602
Net investment income (loss)		33,646,776
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(9,327))	1,107,989,047
Other affiliated issuers	110,351,305
Foreign currency transactions	482,197
Total net realized gain (loss)		1,218,822,549
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,644,965)	(118,971,884)
Assets and liabilities in foreign currencies	(43,678)
Total change in net unrealized appreciation (depreciation)		(119,015,562)
Net gain (loss)		1,099,806,987
Net increase (decrease) in net assets resulting from operations		$ 1,133,453,763

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,646,776	$ 27,365,970
Net realized gain (loss)	1,218,822,549	689,061,913
Change in net unrealized appreciation (depreciation)	(119,015,562)	41,085,813
Net increase (decrease) in net assets resulting from operations	1,133,453,763	757,513,696
Distributions to shareholders from net investment income	(49,819,296)	(14,545,563)
Distributions to shareholders from net realized gain	(699,942,265)	(746,524,101)
Total distributions	(749,761,561)	(761,069,664)
Share transactions - net increase (decrease)	1,173,875,631	1,451,992,833
Total increase (decrease) in net assets	1,557,567,833	1,448,436,865

Net Assets
Beginning of period	7,309,010,918	5,860,574,053
End of period (including undistributed net investment income of $8,809,026 and undistributed net investment income of $27,410,326, respectively)	$ 8,866,578,751	$ 7,309,010,918

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 34.77	$ 35.11	$ 30.18	$ 24.16	$ 17.51
Income from Investment Operations
Net investment income (loss) C	.21	.19	.16 F	.01	- H
Net realized and unrealized gain (loss)	4.80	3.93	5.28	6.01	6.73
Total from investment operations	5.01	4.12	5.44	6.02	6.73
Distributions from net investment income	(.33)	(.13)	-	-	(.08)
Distributions from net realized gain	(3.29)	(4.33)	(.51)	-	-
Total distributions	(3.62)	(4.46)	(.51)	-	(.08)
Net asset value, end of period	$ 36.16	$ 34.77	$ 35.11	$ 30.18	$ 24.16
Total Return A, B	15.63%	12.70%	18.30%	24.92%	38.64%
Ratios to Average Net Assets D, G
Expenses before reductions	.67%	.68%	.69%	.71%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.71%	.70%
Expenses net of all reductions	.66%	.66%	.64%	.68%	.68%
Net investment income (loss)	.59%	.58%	.50% F	.03%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,532,407	$ 1,352,385	$ 1,276,302	$ 979,533	$ 678,480
Portfolio turnover rate E	113%	149%	107%	55%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 34.59	$ 34.95	$ 30.07	$ 24.10	$ 17.46
Income from Investment Operations
Net investment income (loss) C	.17	.16	.12 F	(.02)	(.02)
Net realized and unrealized gain (loss)	4.77	3.91	5.27	5.99	6.72
Total from investment operations	4.94	4.07	5.39	5.97	6.70
Distributions from net investment income	(.26)	(.10)	-	-	(.06)
Distributions from net realized gain	(3.29)	(4.33)	(.51)	-	-
Total distributions	(3.55)	(4.43)	(.51)	-	(.06)
Net asset value, end of period	$ 35.98	$ 34.59	$ 34.95	$ 30.07	$ 24.10
Total Return A, B	15.49%	12.59%	18.20%	24.77%	38.52%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.78%	.79%	.81%	.80%
Expenses net of fee waivers, if any	.76%	.78%	.79%	.81%	.80%
Expenses net of all reductions	.75%	.76%	.74%	.78%	.78%
Net investment income (loss)	.49%	.48%	.40% F	(.07)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,138,873	$ 1,091,396	$ 990,561	$ 819,412	$ 580,179
Portfolio turnover rate E	113%	149%	107%	55%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 34.25	$ 34.67	$ 29.88	$ 23.98	$ 17.39
Income from Investment Operations
Net investment income (loss) C	.12	.11	.08 F	(.06)	(.05)
Net realized and unrealized gain (loss)	4.73	3.87	5.22	5.96	6.69
Total from investment operations	4.85	3.98	5.30	5.90	6.64
Distributions from net investment income	(.18)	(.07)	-	-	(.05)
Distributions from net realized gain	(3.29)	(4.33)	(.51)	-	-
Total distributions	(3.47)	(4.40)	(.51)	-	(.05)
Net asset value, end of period	$ 35.63	$ 34.25	$ 34.67	$ 29.88	$ 23.98
Total Return A, B	15.34%	12.40%	18.02%	24.60%	38.31%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.93%	.94%	.96%	.95%
Expenses net of fee waivers, if any	.91%	.93%	.94%	.96%	.95%
Expenses net of all reductions	.90%	.91%	.89%	.93%	.93%
Net investment income (loss)	.34%	.33%	.26% F	(.22)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,939,927	$ 4,701,583	$ 3,542,952	$ 2,201,298	$ 1,177,574
Portfolio turnover rate E	113%	149%	107%	55%	51%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 34.69	$ 35.08	$ 31.81
Income from Investment Operations
Net investment income (loss) E	.17	.15	.07 H
Net realized and unrealized gain (loss)	4.78	3.93	3.20
Total from investment operations	4.95	4.08	3.27
Distributions from net investment income	(.28)	(.14)	-
Distributions from net realized gain	(3.29)	(4.33)	-
Total distributions	(3.57)	(4.47)	-
Net asset value, end of period	$ 36.07	$ 34.69	$ 35.08
Total Return B, C, D	15.46%	12.59%	10.28%
Ratios to Average Net Assets F, J
Expenses before reductions	.78%	.80%	.86% A
Expenses net of fee waivers, if any	.78%	.80%	.86% A
Expenses net of all reductions	.77%	.78%	.80% A
Net investment income (loss)	.47%	.45%	.45% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 255,371	$ 163,646	$ 50,760
Portfolio turnover rate G	113%	149%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,678,957,834
Unrealized depreciation	(550,133,172)
Net unrealized appreciation (depreciation)	1,128,824,662
Undistributed ordinary income	335,587,539
Undistributed long-term capital gain	892,025,080

Cost for federal income tax purposes	$ 8,031,621,351

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 58,539,330	$ 82,411,391
Long-term Capital Gains	691,222,231	678,658,273
Total	$ 749,761,561	$ 761,069,664

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,609,848,576 and $9,115,794,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,147,580
Service Class 2	13,504,567
$ 14,652,147

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 980,293
Service Class	761,658
Service Class 2	3,579,175
Investor Class	393,617
$ 5,714,743

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $112,835 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,912,600	5.40%	$ 8,186

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16,268 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,366,570.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $804,920 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $33,651.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ( "SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 13,262,664	$ 4,750,962
Service Class	8,227,860	2,713,194
Service Class 2	26,696,438	6,828,025
Investor Class	1,632,334	253,382
Total	$ 49,819,296	$ 14,545,563
From net realized gain
Initial Class	$ 125,996,335	$ 160,864,588
Service Class	103,566,860	122,489,425
Service Class 2	454,282,632	455,271,711
Investor Class	16,096,438	7,898,377
Total	$ 699,942,265	$ 746,524,101

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	8,112,889	7,331,123	$ 283,095,755	$ 248,761,453
Reinvestment of distributions	4,280,599	5,122,659	139,259,000	165,615,550
Shares redeemed	(8,903,551)	(9,913,376)	(308,815,926)	(328,496,358)
Net increase (decrease)	3,489,937	2,540,406	$ 113,538,829	$ 85,880,645
Service Class
Shares sold	2,498,817	3,284,402	$ 86,035,585	$ 109,868,879
Reinvestment of distributions	3,458,721	3,889,488	111,794,720	125,202,620
Shares redeemed	(5,858,959)	(3,965,782)	(203,068,355)	(132,567,032)
Net increase (decrease)	98,579	3,208,108	$ (5,238,050)	$ 102,504,467
Service Class 2
Shares sold	29,527,552	35,248,708	$ 1,020,600,546	$ 1,172,363,016
Reinvestment of distributions	15,036,557	14,476,809	480,979,070	462,099,736
Shares redeemed	(15,103,020)	(14,670,648)	(516,758,235)	(480,746,935)
Net increase (decrease)	29,461,089	35,054,869	$ 984,821,381	$ 1,153,715,817
Investor Class
Shares sold	2,356,461	3,254,309	$ 81,597,139	$ 109,672,374
Reinvestment of distributions	545,994	252,531	17,728,772	8,151,693
Shares redeemed	(540,670)	(235,856)	(18,572,440)	(7,932,163)
Net increase (decrease)	2,361,785	3,270,984	$ 80,753,471	$ 109,891,904

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer , and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (77)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Mid Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Mid Cap. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Mid Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/08	02/08/08	$0.04	$4.99
Service Class	02/08/08	02/08/08	$0.04	$4.99
Service Class 2	02/08/08	02/08/08	$0.04	$4.99
Investor Class	02/08/08	02/08/08	$0.04	$4.99

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $892,025,080 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 78% and 100%; Service Class designates 92% and 100%; Service Class 2 designates 100% and 100%; and Investor Class designates 86% and 100%; of the dividends distributed in February and December 2007, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0208
1.735273.108

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fund A
VIP Value Strategies - Initial Class	5.64%	17.85%	10.53%
VIP Value Strategies - Service Class B	5.60%	17.75%	10.42%
VIP Value Strategies - Service Class 2 C	5.36%	17.55%	10.38%
VIP Value Strategies - Investor Class D	5.53%	17.78%	10.47%

A From February 20, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of VIP Value Strategies Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months that ended December 31, 2007, the fund solidly outperformed the 1.42% loss of the Russell Midcap® Value Index for the same time period. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's relative performance was fueled by largely underweighting poorly performing financial stocks, including limited or no exposure to asset-based lender CIT Group, discount brokerage E*Trade Financial, Sovereign Bancorp, KeyCorp and bond insurer MBIA. Overweighting energy stocks - such as Ultra Petroleum and National Oilwell Varco - was a strong contributor, as were holdings in energy-related out-of-index capital goods stocks such as Washington Group International, acquired during the period, and Denmark's Vestas Wind Systems, which benefited from increased interest in non-fossil fuels. Similarly, energy-use meter manufacturer Itron in the technology hardware and equipment area generated nice gains. Utilities stocks NRG Energy and Constellation Energy Group also helped. Elsewhere, fertilizer producer Agrium and cancer drug manufacturer MGI Pharma contributed as well, as did currency fluctuations, which enhanced the returns of our foreign holdings during the period. Weak picks in the consumer discretionary sector - particularly in retailing - detracted, including Retail Ventures and Tuesday Morning. Underweighting the materials sector with no exposure to index components U.S. Steel, Lyondell Chemical and fertilizer manufacturer Mosaic detracted as well. Some poor choices in non-index banks hurt, including Countrywide Financial and BankUnited Financial, as did a weak pick in out-of-index check-cashing firm MoneyGram International. Lastly, underweighting Hess and Murphy Oil in the energy sector detracted, as did underweighting corn refiner Bunge, which benefited from higher corn prices. Some of the stocks I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 914.50	$ 3.43
HypotheticalA	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class
Actual	$ 1,000.00	$ 913.90	$ 3.86
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2
Actual	$ 1,000.00	$ 913.60	$ 4.63
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Investor Class
Actual	$ 1,000.00	$ 914.00	$ 3.96
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class	.80%
Service Class 2.96%
Investor Class	.82%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
NRG Energy, Inc.	1.5	0.8
Itron, Inc.	0.9	0.4
Ultra Petroleum Corp.	0.8	0.5
URS Corp.	0.8	0.0
MoneyGram International, Inc.	0.8	0.5
AES Corp.	0.8	0.8
Cabot Oil & Gas Corp.	0.8	0.5
Arch Coal, Inc.	0.7	0.0
Hess Corp.	0.7	0.0
NCR Corp.	0.7	0.5
	8.5
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.0	19.0
Consumer Discretionary	16.0	12.0
Financials	14.4	18.2
Industrials	13.8	12.8
Energy	10.4	9.8
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks 99.8%		Stocks 99.5%
	Bonds 0.0%		Bonds 0.1%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	19.2%	** Foreign investments	17.8%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.6%
ArvinMeritor, Inc.	12,100	$ 141,933
The Goodyear Tire & Rubber Co. (a)	69,200	1,952,824
Visteon Corp. (a)	223,800	982,482
		3,077,239
Automobiles - 1.0%
DaimlerChrysler AG	16,200	1,549,206
Fiat SpA	24,700	637,855
Monaco Coach Corp.	73,893	656,170
Renault SA	12,300	1,741,390
Winnebago Industries, Inc.	10,900	229,118
		4,813,739
Diversified Consumer Services - 1.0%
H&R Block, Inc.	158,500	2,943,345
Regis Corp.	51,500	1,439,940
Service Corp. International	33,300	467,865
		4,851,150
Hotels, Restaurants & Leisure - 0.6%
IHOP Corp. (d)	48,900	1,788,762
McCormick & Schmick's Seafood Restaurants (a)	47,200	563,096
Vail Resorts, Inc. (a)	8,000	430,480
		2,782,338
Household Durables - 2.5%
Black & Decker Corp.	25,200	1,755,180
Centex Corp.	87,300	2,205,198
Ethan Allen Interiors, Inc.	45,000	1,282,500
Furniture Brands International, Inc. (d)	50,903	512,084
KB Home	61,000	1,317,600
Newell Rubbermaid, Inc.	27,800	719,464
Samson Holding Ltd.	769,000	160,761
The Stanley Works	31,000	1,502,880
Whirlpool Corp.	28,700	2,342,781
		11,798,448
Leisure Equipment & Products - 1.8%
Brunswick Corp.	88,000	1,500,400
Callaway Golf Co.	46,214	805,510
Eastman Kodak Co.	121,700	2,661,579
MarineMax, Inc. (a)	38,400	595,200
Mattel, Inc.	76,800	1,462,272
Polaris Industries, Inc.	30,800	1,471,316
		8,496,277
Media - 3.3%
Cinemark Holdings, Inc.	38,900	661,300
Dolan Media Co.	17,900	522,143
E.W. Scripps Co. Class A	51,100	2,300,011
Grupo Televisa SA de CV (CPO) sponsored ADR	98,100	2,331,837
Live Nation, Inc. (a)	98,497	1,430,176
News Corp. Class B	59,700	1,268,625

	Shares	Value
Omnicom Group, Inc.	45,300	$ 2,153,109
R.H. Donnelley Corp. (a)(d)	57,500	2,097,600
Regal Entertainment Group Class A	80,500	1,454,635
Valassis Communications, Inc. (a)(d)	141,019	1,648,512
		15,867,948
Multiline Retail - 0.8%
Sears Holdings Corp. (a)(d)	21,700	2,214,485
Tuesday Morning Corp. (d)	313,581	1,589,856
		3,804,341
Specialty Retail - 3.5%
Advance Auto Parts, Inc.	57,400	2,180,626
Asbury Automotive Group, Inc.	63,159	950,543
Citi Trends, Inc. (a)	82,640	1,275,962
Collective Brands, Inc. (a)	114,650	1,993,764
Group 1 Automotive, Inc.	40,900	971,375
Gymboree Corp. (a)	11,900	362,474
Jos. A. Bank Clothiers, Inc. (a)(d)	36,278	1,032,109
OfficeMax, Inc.	61,534	1,271,292
PetSmart, Inc.	90,700	2,134,171
Ross Stores, Inc.	54,329	1,389,193
Staples, Inc.	106,500	2,456,955
The Men's Wearhouse, Inc.	11,100	299,478
Tween Brands, Inc. (a)	26,200	693,776
		17,011,718
Textiles, Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	23,000	1,720,603
Carter's, Inc. (a)	36,700	710,145
K-Swiss, Inc. Class A	10,800	195,480
Liz Claiborne, Inc.	85,700	1,743,995
		4,370,223
TOTAL CONSUMER DISCRETIONARY		76,873,421
CONSUMER STAPLES - 4.4%
Beverages - 0.4%
Cott Corp. (a)	48,442	319,355
Fomento Economico Mexicano SA de CV sponsored ADR	45,900	1,752,003
		2,071,358
Food & Staples Retailing - 1.6%
Nash-Finch Co.	11,222	395,912
Rite Aid Corp. (a)(d)	371,100	1,035,369
SUPERVALU, Inc.	54,900	2,059,848
Sysco Corp.	50,500	1,576,105
Winn-Dixie Stores, Inc. (a)(d)	144,470	2,437,209
		7,504,443
Food Products - 1.6%
Campbell Soup Co.	50,900	1,818,657
Cermaq ASA	88,500	1,229,506
Chiquita Brands International, Inc. (a)	60,000	1,103,400
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Marine Harvest ASA (a)	2,885,000	$ 1,852,728
TreeHouse Foods, Inc. (a)	73,525	1,690,340
		7,694,631
Household Products - 0.5%
Energizer Holdings, Inc. (a)	23,300	2,612,629
Personal Products - 0.3%
Bare Escentuals, Inc. (a)	58,100	1,408,925
TOTAL CONSUMER STAPLES		21,291,986
ENERGY - 10.4%
Energy Equipment & Services - 2.1%
Cameron International Corp. (a)	21,400	1,029,982
Compagnie Generale de Geophysique SA (a)	5,900	1,679,040
Expro International Group PLC	102,700	2,107,831
Exterran Holdings, Inc. (a)	14,757	1,207,123
FMC Technologies, Inc. (a)	15,300	867,510
Grey Wolf, Inc. (a)	188,308	1,003,682
National Oilwell Varco, Inc. (a)	17,500	1,285,550
Patterson-UTI Energy, Inc.	22,800	445,056
Subsea 7, Inc. (a)	35,600	795,915
		10,421,689
Oil, Gas & Consumable Fuels - 8.3%
Arch Coal, Inc.	74,800	3,360,764
Aurora Oil & Gas Corp. (a)	335,383	519,844
Boardwalk Pipeline Partners, LP	5,300	164,830
Cabot Oil & Gas Corp.	93,682	3,781,942
Canadian Natural Resources Ltd.	27,300	1,994,297
CONSOL Energy, Inc.	5,100	364,752
Copano Energy LLC	40,388	1,468,104
El Paso Pipeline Partners LP	38,800	971,940
Energy Transfer Equity LP	14,000	493,220
EOG Resources, Inc.	17,126	1,528,496
EXCO Resources, Inc. (a)(d)	112,276	1,738,032
Forest Oil Corp. (a)	30,100	1,530,284
Hess Corp.	32,700	3,298,122
Niko Resources Ltd.	5,900	529,993
NuStar GP Holdings LLC	48,876	1,395,410
OPTI Canada, Inc. (a)	55,800	932,293
Petrohawk Energy Corp. (a)	130,270	2,254,974
Plains Exploration & Production Co. (a)	21,800	1,177,200
Ship Finance International Ltd. (NY Shares)	12,300	340,833
Southwestern Energy Co. (a)	35,200	1,961,344
Teekay Corp.	6,200	329,902
Tesoro Corp.	28,600	1,364,220
Ultra Petroleum Corp. (a)	57,600	4,118,400

	Shares	Value
Valero Energy Corp.	34,500	$ 2,416,035
Williams Companies, Inc.	52,300	1,871,294
		39,906,525
TOTAL ENERGY		50,328,214
FINANCIALS - 14.4%
Capital Markets - 2.6%
Ameriprise Financial, Inc.	34,100	1,879,251
Bear Stearns Companies, Inc. (d)	16,900	1,491,425
Gluskin Sheff + Associates, Inc.	59,000	1,579,588
Janus Capital Group, Inc.	56,700	1,862,595
Julius Baer Holding AG	20,224	1,670,314
KBW, Inc.	1,900	48,621
KKR Private Equity Investors, LP	124,800	2,233,920
Legg Mason, Inc.	22,600	1,653,190
		12,418,904
Commercial Banks - 1.3%
Associated Banc-Corp.	18,200	493,038
DnB Nor ASA	55,200	843,058
Intervest Bancshares Corp. Class A	14,738	253,788
PNC Financial Services Group, Inc.	24,500	1,608,425
Sterling Financial Corp., Washington	63,674	1,069,086
UCBH Holdings, Inc. (d)	109,702	1,553,380
Wintrust Financial Corp.	13,926	461,368
		6,282,143
Diversified Financial Services - 1.2%
Bolsa de Mercadorias & Futuros - BM&F SA	17,900	248,890
Bursa Malaysia Bhd	112,900	488,198
Citigroup, Inc.	35,600	1,048,064
Guaranty Financial Group, Inc. (a)	20,166	322,656
JPMorgan Chase & Co.	41,300	1,802,745
Maiden Holdings Ltd. (e)	23,100	184,800
MarketAxess Holdings, Inc. (a)	114,341	1,466,995
		5,562,348
Insurance - 3.9%
AMBAC Financial Group, Inc.	66,900	1,724,013
American International Group, Inc.	46,544	2,713,515
American Safety Insurance Group Ltd. (a)	69,649	1,368,603
Argo Group International Holdings, Ltd. (a)	40,427	1,703,190
Endurance Specialty Holdings Ltd.	43,500	1,815,255
Everest Re Group Ltd.	23,700	2,379,480
IPC Holdings Ltd.	44,600	1,287,602
MBIA, Inc.	21,144	393,913
National Financial Partners Corp.	20,300	925,883
Platinum Underwriters Holdings Ltd.	30,930	1,099,871
Principal Financial Group, Inc.	27,300	1,879,332
United America Indemnity Ltd. Class A (a)	66,360	1,321,891
		18,612,548
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 2.1%
Alexandria Real Estate Equities, Inc.	28,399	$ 2,887,326
Annaly Capital Management, Inc.	114,000	2,072,520
Chimera Investment Corp.	51,000	911,880
Corporate Office Properties Trust (SBI)	19,100	601,650
Developers Diversified Realty Corp.	22,900	876,841
Highwoods Properties, Inc. (SBI)	22,300	655,174
Home Properties, Inc.	32,000	1,435,200
Public Storage	7,700	565,257
Vornado Realty Trust	2,700	237,465
		10,243,313
Real Estate Management & Development - 1.1%
CB Richard Ellis Group, Inc. Class A (a)	132,800	2,861,840
Forestar Real Estate Group, Inc. (a)	17,866	421,459
The St. Joe Co. (d)	63,300	2,247,783
		5,531,082
Thrifts & Mortgage Finance - 2.2%
Fannie Mae	71,000	2,838,580
FirstFed Financial Corp. (a)(d)	64,400	2,306,808
Freddie Mac	26,000	885,820
MGIC Investment Corp. (d)	61,700	1,383,931
New York Community Bancorp, Inc. (d)	144,400	2,538,552
Washington Federal, Inc.	31,200	658,632
		10,612,323
TOTAL FINANCIALS		69,262,661
HEALTH CARE - 7.1%
Biotechnology - 0.6%
GTx, Inc. (a)	33,227	476,807
MannKind Corp. (a)(d)	125,324	997,579
Theravance, Inc. (a)	65,980	1,286,610
		2,760,996
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co.	18,900	1,579,662
Boston Scientific Corp. (a)	20,700	240,741
C.R. Bard, Inc.	18,800	1,782,240
Covidien Ltd.	29,450	1,304,341
Hillenbrand Industries, Inc.	42,800	2,385,244
Integra LifeSciences Holdings Corp. (a)	20,700	867,951
Medtronic, Inc.	17,800	894,806
		9,054,985
Health Care Providers & Services - 2.6%
Capital Senior Living Corp. (a)	225,515	2,239,364
Emeritus Corp. (a)	57,056	1,434,958
HealthSouth Corp. (a)(d)	83,200	1,747,200
Henry Schein, Inc. (a)	31,403	1,928,144
LHC Group, Inc. (a)	56,225	1,404,501
LifePoint Hospitals, Inc. (a)	20,500	609,670

	Shares	Value
Universal American Financial Corp. (a)	104,018	$ 2,661,821
Universal Health Services, Inc. Class B	13,400	686,080
		12,711,738
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	42,516	825,661
HLTH Corp. (a)	94,300	1,263,620
		2,089,281
Life Sciences Tools & Services - 0.3%
AMAG Pharmaceuticals, Inc.	24,000	1,443,120
Pharmaceuticals - 1.3%
Alpharma, Inc. Class A (a)(d)	101,100	2,037,165
Barr Pharmaceuticals, Inc. (a)	33,983	1,804,497
BioForm Medical, Inc.	90,800	620,164
XenoPort, Inc. (a)	27,900	1,559,052
		6,020,878
TOTAL HEALTH CARE		34,080,998
INDUSTRIALS - 13.8%
Air Freight & Logistics - 0.3%
Forward Air Corp.	44,330	1,381,766
UTI Worldwide, Inc.	9,700	190,120
		1,571,886
Airlines - 0.1%
Northwest Airlines Corp. (a)	30,600	444,006
Commercial Services & Supplies - 4.2%
ACCO Brands Corp. (a)(d)	147,907	2,372,428
Agrenco Ltd. unit (a)	38,200	206,452
Allied Waste Industries, Inc. (a)	253,200	2,790,264
CDI Corp.	33,132	803,782
Cenveo, Inc. (a)	85,093	1,486,575
CoStar Group, Inc. (a)	9,850	465,413
Equifax, Inc.	50,700	1,843,452
Fuel Tech, Inc. (a)	2,600	58,890
GeoEye, Inc. (a)	1,400	47,110
Monster Worldwide, Inc. (a)	46,600	1,509,840
On Assignment, Inc. (a)	190,027	1,332,089
R.R. Donnelley & Sons Co.	60,400	2,279,496
Robert Half International, Inc.	50,800	1,373,632
The Brink's Co.	40,317	2,408,538
Waste Services, Inc. (a)	122,499	1,049,816
		20,027,777
Construction & Engineering - 2.7%
AMEC PLC	34,200	569,763
Chicago Bridge & Iron Co. NV (NY Shares)	32,900	1,988,476
Great Lakes Dredge & Dock Corp.	122,136	1,065,026
Grupo Acciona SA	4,400	1,392,472
MYR Group, Inc. (a)(e)	19,700	256,100
Quanta Services, Inc. (a)	19,200	503,808
Shaw Group, Inc. (a)	31,500	1,903,860
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
SNC-Lavalin Group, Inc.	33,000	$ 1,598,933
URS Corp. (a)	73,336	3,984,345
		13,262,783
Electrical Equipment - 1.2%
Acuity Brands, Inc.	20,000	900,000
Prysmian SpA	72,000	1,774,747
Superior Essex, Inc. (a)	42,235	1,013,640
Vestas Wind Systems AS (a)	18,200	1,966,239
		5,654,626
Industrial Conglomerates - 0.5%
Siemens AG (Reg.)	13,900	2,187,304
Machinery - 2.5%
Accuride Corp. (a)	200,774	1,578,084
Albany International Corp. Class A	36,600	1,357,860
Commercial Vehicle Group, Inc. (a)	22,800	330,600
Cummins, Inc.	5,000	636,850
Eaton Corp.	18,500	1,793,575
Force Protection, Inc. (a)	10,600	49,608
Ingersoll-Rand Co. Ltd. Class A	34,400	1,598,568
Navistar International Corp. (a)	45,400	2,460,680
Sulzer AG (Reg.)	1,621	2,381,510
		12,187,335
Marine - 0.4%
Ultrapetrol (Bahamas) Ltd. (a)	119,950	2,040,350
Road & Rail - 1.1%
J.B. Hunt Transport Services, Inc.	39,500	1,088,225
Knight Transportation, Inc.	66,400	983,384
Landstar System, Inc.	1,200	50,580
Old Dominion Freight Lines, Inc. (a)	21,471	496,195
P.A.M. Transportation Services, Inc. (a)	57,626	895,508
Ryder System, Inc.	34,900	1,640,649
		5,154,541
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (a)(d)	26,600	223,972
Eriks Group NV (Certificaten Van Aandelen) unit	1,500	99,604
Rush Enterprises, Inc.:
Class A (a)	102,146	1,857,014
Class B (a)	8,000	142,400
WESCO International, Inc. (a)	36,400	1,442,896
		3,765,886
TOTAL INDUSTRIALS		66,296,494
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 2.1%
Adtran, Inc.	69,891	1,494,270
CommScope, Inc. (a)	19,300	949,753
Comverse Technology, Inc. (a)	91,100	1,571,475

	Shares	Value
Dycom Industries, Inc. (a)	54,000	$ 1,439,100
Finisar Corp. (a)	304,576	441,635
Powerwave Technologies, Inc. (a)	220,943	890,400
RADWARE Ltd. (a)	88,585	1,364,209
Sycamore Networks, Inc. (a)	272,558	1,046,623
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	43,100	1,006,385
		10,203,850
Computers & Peripherals - 1.8%
Diebold, Inc.	51,000	1,477,980
Hypercom Corp. (a)	91,160	453,977
NCR Corp. (a)	126,100	3,165,110
Network Appliance, Inc. (a)	61,300	1,530,048
Western Digital Corp. (a)	66,500	2,008,965
		8,636,080
Electronic Equipment & Instruments - 3.3%
Agilent Technologies, Inc. (a)	54,600	2,006,004
Arrow Electronics, Inc. (a)	55,200	2,168,256
Avnet, Inc. (a)	66,150	2,313,266
Bell Microproducts, Inc. (a)	21,300	128,013
Cogent, Inc. (a)	100	1,115
Flextronics International Ltd. (a)	98,200	1,184,292
Ingram Micro, Inc. Class A (a)	10,400	187,616
Itron, Inc. (a)(d)	43,730	4,196,768
Jabil Circuit, Inc.	111,789	1,707,018
Tyco Electronics Ltd.	57,550	2,136,832
		16,029,180
Internet Software & Services - 1.9%
Dice Holdings, Inc.	49,068	392,053
Greenfield Online, Inc. (a)	58,662	857,052
Kaboose, Inc. (a)	24,800	64,150
Move, Inc. (a)	1,128,400	2,764,580
ValueClick, Inc. (a)	130,200	2,851,380
VeriSign, Inc. (a)	57,300	2,155,053
		9,084,268
IT Services - 3.6%
Affiliated Computer Services, Inc.Class A (a)	52,400	2,363,240
BearingPoint, Inc. (a)	227,800	644,674
Cognizant Technology Solutions Corp. Class A (a)	8,800	298,672
Fiserv, Inc. (a)	30,500	1,692,445
MoneyGram International, Inc. (d)	252,800	3,885,536
Perot Systems Corp. Class A (a)	128,800	1,738,800
Sapient Corp. (a)	215,502	1,898,573
Satyam Computer Services Ltd. sponsored ADR	45,300	1,210,416
SRA International, Inc. Class A (a)	53,400	1,572,630
Unisys Corp. (a)	421,900	1,995,587
		17,300,573
Semiconductors & Semiconductor Equipment - 3.6%
AMIS Holdings, Inc. (a)	203,297	2,037,036
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Amkor Technology, Inc. (a)	133,500	$ 1,138,755
Applied Materials, Inc.	35,676	633,606
Atmel Corp. (a)	480,300	2,074,896
Infineon Technologies AG sponsored ADR (a)	114,700	1,335,108
Integrated Device Technology, Inc. (a)	93,815	1,061,048
National Semiconductor Corp.	69,600	1,575,744
Nec Electronics Corp. (a)	45,400	1,077,830
ON Semiconductor Corp. (a)	173,400	1,539,792
Skyworks Solutions, Inc. (a)	162,600	1,382,100
Spansion, Inc. Class A (a)	104,033	408,850
Supertex, Inc. (a)	47,438	1,484,335
Teradyne, Inc. (a)	74,900	774,466
Varian Semiconductor Equipment Associates, Inc. (a)	19,300	714,100
		17,237,666
Software - 1.7%
CompuGROUP Holding AG (a)	19,400	379,386
Electronic Arts, Inc. (a)	26,500	1,547,865
EPIQ Systems, Inc. (a)	135,205	2,353,919
Fair Isaac Corp.	35,400	1,138,110
Gameloft (a)	98,100	859,003
Misys PLC	528,521	1,940,045
		8,218,328
TOTAL INFORMATION TECHNOLOGY		86,709,945
MATERIALS - 7.5%
Chemicals - 3.5%
Agrium, Inc.	22,400	1,615,830
Albemarle Corp.	45,100	1,860,375
Arkema sponsored ADR (a)	23,600	1,557,600
Calgon Carbon Corp. (a)	122,300	1,943,347
Chemtura Corp.	136,144	1,061,923
H.B. Fuller Co.	63,700	1,430,065
Innospec, Inc.	74,206	1,273,375
Minerals Technologies, Inc. (d)	37,711	2,524,751
Nalco Holding Co.	40,700	984,126
PolyOne Corp. (a)	150,000	987,000
Spartech Corp.	50,800	716,280
Tronox, Inc. Class A	81,900	728,910
		16,683,582
Containers & Packaging - 0.2%
Temple-Inland, Inc.	45,400	946,590
Metals & Mining - 3.8%
AK Steel Holding Corp. (a)	49,400	2,284,256
Alcoa, Inc.	49,200	1,798,260
Allegheny Technologies, Inc.	9,600	829,440
First Uranium Corp.	135,200	1,285,934

	Shares	Value
Kinross Gold Corp. (a)	44,800	$ 825,162
Lihir Gold Ltd. (a)	176,848	559,193
Newcrest Mining Ltd.	31,431	911,257
Quanex Corp.	49,183	2,552,598
Randgold Resources Ltd. sponsored ADR	20,000	742,600
Reliance Steel & Aluminum Co.	30,000	1,626,000
Shore Gold, Inc. (a)	410,300	1,903,762
Titanium Metals Corp.	74,679	1,975,260
ZincOx Resources PLC (a)	201,700	1,035,933
		18,329,655
Paper & Forest Products - 0.0%
Schweitzer-Mauduit International, Inc.	11,292	292,576
TOTAL MATERIALS		36,252,403
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.4%
Cincinnati Bell, Inc. (a)	308,740	1,466,515
Global Crossing Ltd. (a)	109,832	2,421,796
Qwest Communications International, Inc.	428,300	3,002,383
		6,890,694
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	34,000	1,642,880
TOTAL TELECOMMUNICATION SERVICES		8,533,574
UTILITIES - 6.4%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	22,300	1,418,503
E.ON AG	9,300	1,982,591
Edison International	30,900	1,649,133
Great Plains Energy, Inc.	19,000	557,080
PPL Corp.	51,900	2,703,471
Public Power Corp. of Greece	1,900	99,823
Reliant Energy, Inc. (a)	106,852	2,803,796
		11,214,397
Gas Utilities - 0.3%
Equitable Resources, Inc.	27,100	1,443,888
Independent Power Producers & Energy Traders - 3.4%
AES Corp. (a)	178,100	3,809,559
Clipper Windpower PLC (a)	157,200	2,217,563
Constellation Energy Group, Inc.	19,811	2,031,222
Dynegy, Inc. Class A (a)	116,800	833,952
NRG Energy, Inc. (a)	171,076	7,414,428
		16,306,724
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.4%
CMS Energy Corp.	54,263	$ 943,091
Sempra Energy	15,300	946,764
		1,889,855
TOTAL UTILITIES		30,854,864
TOTAL COMMON STOCKS (Cost $494,937,122)		480,484,560
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 4.58% (b)	142,428	142,428
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	29,784,783	29,784,783
TOTAL MONEY MARKET FUNDS (Cost $29,927,211)		29,927,211
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $524,864,333)		510,411,771
NET OTHER ASSETS - (6.0)%		(28,866,516)
NET ASSETS - 100%		$ 481,545,255
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 440,900 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 136,665
Fidelity Securities Lending Cash Central Fund	246,748
Total	$ 383,413
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.8%
Bermuda	3.6%
Canada	3.4%
United Kingdom	2.2%
Germany	2.0%
France	1.2%
Others (individually less than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $28,922,762) - See accompanying schedule: Unaffiliated issuers (cost $494,937,122)	$ 480,484,560
Fidelity Central Funds (cost $29,927,211)	29,927,211
Total Investments (cost $524,864,333)		$ 510,411,771
Cash		2,474
Foreign currency held at value (cost $284,141)		283,127
Receivable for investments sold		5,586,135
Receivable for fund shares sold		347,879
Dividends receivable		276,133
Distributions receivable from Fidelity Central Funds		18,438
Prepaid expenses		1,724
Other receivables		8,805
Total assets		516,936,486

Liabilities
Payable for investments purchased	$ 4,659,430
Payable for fund shares redeemed	543,698
Accrued management fee	226,727
Distribution fees payable	50,760
Other affiliated payables	49,605
Other payables and accrued expenses	76,228
Collateral on securities loaned, at value	29,784,783
Total liabilities		35,391,231

Net Assets		$ 481,545,255
Net Assets consist of:
Paid in capital		$ 427,322,848
Distributions in excess of net investment income		(86,578)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		68,755,290
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(14,446,305)
Net Assets		$ 481,545,255

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($131,665,193 ÷ 10,470,572 shares)	$ 12.57
Service Class: Net Asset Value, offering price and redemption price per share ($63,242,210 ÷ 5,043,346 shares)	$ 12.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($216,166,031 ÷ 17,129,075 shares)	$ 12.62
Investor Class: Net Asset Value, offering price and redemption price per share ($70,471,821 ÷ 5,624,129 shares)	$ 12.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 5,965,667
Interest		4,874
Income from Fidelity Central Funds		383,413
Total income		6,353,954

Expenses
Management fee	$ 3,053,128
Transfer agent fees	454,946
Distribution fees	687,247
Accounting and security lending fees	211,110
Custodian fees and expenses	109,786
Independent trustees' compensation	1,879
Registration fees	359
Audit	47,079
Legal	3,380
Interest	30,443
Miscellaneous	29,056
Total expenses before reductions	4,628,413
Expense reductions	(39,565)	4,588,848
Net investment income (loss)		1,765,106
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,815,069
Foreign currency transactions	69,574
Total net realized gain (loss)		69,884,643
Change in net unrealized appreciation (depreciation) on: Investment securities	(50,655,561)
Assets and liabilities in foreign currencies	6,512
Total change in net unrealized appreciation (depreciation)		(50,649,049)
Net gain (loss)		19,235,594
Net increase (decrease) in net assets resulting from operations		$ 21,000,700

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,765,106	$ 2,283,663
Net realized gain (loss)	69,884,643	50,987,821
Change in net unrealized appreciation (depreciation)	(50,649,049)	9,828,039
Net increase (decrease) in net assets resulting from operations	21,000,700	63,099,523
Distributions to shareholders from net investment income	(4,002,672)	(1,956,144)
Distributions to shareholders from net realized gain	(51,429,219)	(71,173,533)
Total distributions	(55,431,891)	(73,129,677)
Share transactions - net increase (decrease)	65,945,536	40,473,942
Total increase (decrease) in net assets	31,514,345	30,443,788

Net Assets
Beginning of period	450,030,910	419,587,122
End of period (including distributions in excess of net investment income of $86,578 and undistributed net investment income of $2,135,437, respectively)	$ 481,545,255	$ 450,030,910

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 14.01	$ 14.13	$ 12.41	$ 7.91
Income from Investment Operations
Net investment income (loss)C	.06	.09	.07	.01	-G
Net realized and unrealized gain (loss)	.71	1.89	.28	1.74	4.58
Total from investment operations	.77	1.98	.35	1.75	4.58
Distributions from net investment income	(.15)	(.08)	-	-	-
Distributions from net realized gain	(1.52)	(2.44)	(.47)	(.03)	(.08)
Total distributions	(1.67)	(2.52)	(.47)	(.03)	(.08)
Net asset value, end of period	$ 12.57	$ 13.47	$ 14.01	$ 14.13	$ 12.41
Total ReturnA, B	5.64%	16.33%	2.66%	14.13%	57.91%
Ratios to Average Net AssetsD, F
Expenses before reductions	.70%	.73%	.72%	.71%	.76%
Expenses net of fee waivers, if any	.70%	.73%	.72%	.71%	.76%
Expenses net of all reductions	.70%	.72%	.66%	.70%	.73%
Net investment income (loss)	.46%	.69%	.54%	.10%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,665	$ 130,035	$ 144,685	$ 229,764	$ 161,705
Portfolio turnover rateE	197%	183%	109%	41%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.42	$ 13.97	$ 14.09	$ 12.39	$ 7.90
Income from Investment Operations
Net investment income (loss) C	.05	.07	.06	- G	(.01)
Net realized and unrealized gain (loss)	.71	1.89	.27	1.73	4.58
Total from investment operations	.76	1.96	.33	1.73	4.57
Distributions from net investment income	(.12)	(.07)	-	-	-
Distributions from net realized gain	(1.52)	(2.44)	(.45)	(.03)	(.08)
Total distributions	(1.64)	(2.51)	(.45)	(.03)	(.08)
Net asset value, end of period	$ 12.54	$ 13.42	$ 13.97	$ 14.09	$ 12.39
Total ReturnA, B	5.60%	16.20%	2.55%	13.99%	57.79%
Ratios to Average Net AssetsD, F
Expenses before reductions	.80%	.83%	.82%	.81%	.84%
Expenses net of fee waivers, if any	.80%	.83%	.82%	.81%	.84%
Expenses net of all reductions	.79%	.82%	.76%	.80%	.81%
Net investment income (loss)	.36%	.59%	.44%	- %	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,242	$ 66,109	$ 74,698	$ 98,542	$ 83,146
Portfolio turnover rateE	197%	183%	109%	41%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.49	$ 14.02	$ 14.14	$ 12.45	$ 7.95
Income from Investment Operations
Net investment income (loss) C	.03	.05	.04	(.02)	(.02)
Net realized and unrealized gain (loss)	.70	1.91	.28	1.74	4.58
Total from investment operations	.73	1.96	.32	1.72	4.56
Distributions from net investment income	(.08)	(.05)	-	-	-
Distributions from net realized gain	(1.52)	(2.44)	(.44)	(.03)	(.06)
Total distributions	(1.60)	(2.49)	(.44)	(.03)	(.06)
Net asset value, end of period	$ 12.62	$ 13.49	$ 14.02	$ 14.14	$ 12.45
Total ReturnA, B	5.36%	16.09%	2.43%	13.84%	57.36%
Ratios to Average Net AssetsD, F
Expenses before reductions	.95%	.98%	.97%	.97%	.99%
Expenses net of fee waivers, if any	.95%	.98%	.97%	.97%	.99%
Expenses net of all reductions	.95%	.97%	.91%	.95%	.96%
Net investment income (loss)	.21%	.43%	.29%	(.15) %	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,166	$ 215,401	$ 191,845	$ 206,828	$ 166,160
Portfolio turnover rateE	197%	183%	109%	41%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.43	$ 14.00	$ 13.59
Income from Investment Operations
Net investment income (loss) E	.05	.07	.02
Net realized and unrealized gain (loss)	.70	1.89	.39
Total from investment operations	.75	1.96	.41
Distributions from net investment income	(.13)	(.09)	-
Distributions from net realized gain	(1.52)	(2.44)	-
Total distributions	(1.65)	(2.53)	-
Net asset value, end of period	$ 12.53	$ 13.43	$ 14.00
Total ReturnB, C, D	5.53%	16.18%	3.02%
Ratios to Average Net Assets F,I
Expenses before reductions	.82%	.86%	.93% A
Expenses net of fee waivers, if any	.82%	.86%	.93% A
Expenses net of all reductions	.81%	.85%	.87% A
Net investment income (loss)	.35%	.55%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,472	$ 38,485	$ 8,360
Portfolio turnover rate G	197%	183%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31,2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,901,467
Unrealized depreciation	(59,222,083)
Net unrealized appreciation (depreciation)	(17,320,616)
Undistributed ordinary income	54,133,870
Undistributed long-term capital gain	21,755,692

Cost for federal income tax purposes	$ 527,732,387

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 39,867,785	$ 10,415,294
Long-term Capital Gains	15,564,106	62,714,383
Total	$ 55,431,891	$ 73,129,677

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,080,692,674 and $1,061,129,403, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 76,990
Service Class 2	610,257
$ 687,247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 105,892
Service Class	50,854
Service Class 2	167,235
Investor Class	130,965
$ 454,946

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,700 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,427,097	5.35%	$ 24,976

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,081 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $246,748.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $4,960,571. The weighted average interest rate was 5.67%. The interest expense amounted to $5,467 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,466 for the period.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 41% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 46% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

11. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 1,475,982	$ 813,427
Service Class	607,003	391,977
Service Class 2	1,359,432	682,518
Investor Class	560,255	68,222
Total	$ 4,002,672	$ 1,956,144
From net realized gain
Initial Class	$ 14,555,892	$ 23,628,140
Service Class	7,723,761	13,101,692
Service Class 2	24,139,305	32,653,795
Investor Class	5,010,261	1,789,906
Total	$ 51,429,219	$ 71,173,533

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	3,815,358	768,613	$ 51,361,909	$ 9,680,014
Reinvestment of distributions	1,262,666	2,033,408	16,031,874	24,441,567
Shares redeemed	(4,258,914)	(3,476,952)	(56,176,916)	(44,367,027)
Net increase (decrease)	819,110	(674,931)	$ 11,216,867	$ (10,245,446)
Service Class
Shares sold	2,713,767	1,227,107	$ 36,025,323	$ 15,949,117
Reinvestment of distributions	658,157	1,125,410	8,330,764	13,493,668
Shares redeemed	(3,253,070)	(2,774,871)	(42,726,498)	(34,817,912)
Net increase (decrease)	118,854	(422,354)	$ 1,629,589	$ (5,375,127)
Service Class 2
Shares sold	7,239,999	3,047,418	$ 97,412,984	$ 38,944,361
Reinvestment of distributions	2,003,259	2,764,205	25,498,737	33,336,312
Shares redeemed	(8,086,362)	(3,522,945)	(107,376,565)	(44,576,283)
Net increase (decrease)	1,156,896	2,288,678	$ 15,535,156	$ 27,704,390
Investor Class
Shares sold	4,613,091	2,388,330	$ 61,953,790	$ 30,047,755
Reinvestment of distributions	440,495	154,844	5,570,516	1,858,127
Shares redeemed	(2,295,058)	(274,783)	(29,960,382)	(3,515,757)
Net increase (decrease)	2,758,528	2,268,391	$ 37,563,924	$ 28,390,125

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Value Strategies. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2002

Secretary of VIP Value Strategies. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Value Strategies. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present), and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Value Strategies. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Value Strategies. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP III Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/15/08	02/15/08	$2.125
Service Class	02/15/08	02/15/08	$2.125
Service Class 2	02/15/08	02/15/08	$2.125
Investor Class	02/15/08	02/15/08	$2.125

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $21,755,721 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Investor Class, Service Class, and Service Class 2 designates 11%, and 100% of the dividends distributed in February 2007 and December 2007, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2006, and the total expenses of Service Class 2 ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPVS-ANN-0208
1.781994.105

Item 2. Code of Ethics

As of the end of the period, December 31, 2007, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Value Strategies Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Aggressive Growth Portfolio	$31,000	$27,000
Balanced Portfolio	$49,000	$37,000
Dynamic Capital Appreciation Portfolio	$38,000	$33,000
Growth & Income Portfolio	$46,000	$41,000
Growth Opportunities Portfolio	$44,000	$37,000
Value Strategies Portfolio	$35,000	$30,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,500,000	$6,700,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Mid Cap Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Mid Cap Portfolio	$63,000	$60,000
All funds in the Fidelity Group of Funds audited by PwC	$14,700,000	$13,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007 A	2006 A
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007 A	2006 A
Mid Cap Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007 A	2006 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007 A	2006 A
Aggressive Growth Portfolio	$5,200	$4,600
Balanced Portfolio	$4,200	$4,600
Dynamic Capital Appreciation Portfolio	$5,200	$4,500
Growth & Income Portfolio	$5,200	$4,600
Growth Opportunities Portfolio	$4,200	$4,600
Value Strategies Portfolio	$5,200	$4,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007 A	2006 A
Mid Cap Portfolio	$2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007 A	2006 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007 A	2006 A
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007 A	2006 A
Mid Cap Portfolio	$6,400	$5,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007 A	2006 A
PwC	$215,000	$125,000
Deloitte Entities	$0	$0B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by Deloitte Entities of $705,000A and $745,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007 A	2006 A,B
Covered Services	$30,000	$30,000
Non-Covered Services	$675,000	$715,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by PwC of $1,480,000A and $1,325,000 A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007 A	2006 A
Covered Services	$225,000	$135,000
Non-Covered Services	$1,255,000	$1,190,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	March 3, 2008